Exhibit 10.10

SECURITY TRUST AGREEMENT

Dated as of [                        ], 2007

between

BABCOCK & BROWN AIR FUNDING I LIMITED

and

THE ADDITIONAL GRANTORS REFERRED TO HEREIN

as the Grantors

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as the Trustee, the Security Trustee, the Cash Manager and the Operating Bank

i

TABLE OF CONTENTS
(continued)

ii

TABLE OF CONTENTS
(continued)

SCHEDULES
Schedule I	Pledged Shares, Pledged Beneficial Interests and Pledged Debt
Schedule II	Non-Trustee Account Information
Schedule III	Trade Names
Schedule IV	Chief Place of Business and Chief Executive or Registered Office
Schedule V	Aircraft Objects
EXHIBITS
Exhibit A	Form of Secured Party Supplement
Exhibit B-1	Form of Collateral Supplement
Exhibit B-2	Form of Grantor Supplement
Exhibit C	Form of Non-Trustee Account Letter
Exhibit D	Form of Consent and Agreement
Exhibit E-1	Form of Aircraft Mortgage
Exhibit E-2	Form of Aircraft Mortgage and Lease Assignment
Exhibit E-3	Form of FAA Lease Security Assignment
Exhibit F	Form of Irish Share Charge
Exhibit G	Form of Deed of Charge Over a Bank Account
Exhibit H	Form of French Share Pledge
Exhibit I	Form of French Account Charge

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SECURITY TRUST AGREEMENT

This SECURITY TRUST AGREEMENT (this ‘‘Agreement’’), dated as of [        ], 2007, is made between BABCOCK & BROWN AIR FUNDING I LIMITED, a Bermuda exempted company (the ‘‘Issuer’’), the ISSUER SUBSIDIARIES listed on the signature pages of, or who otherwise become grantors under, this Agreement (the ‘‘Issuer Subsidiaries’’, and together with the Issuer, the ‘‘Grantors’’) and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (‘‘DBTCA’’) as the Trustee, the Security Trustee, the Cash Manager and the Operating Bank.

PRELIMINARY STATEMENTS:

(1)    The Issuer, DBTCA, the Cash Manager, the Initial Liquidity Facility Provider and the Policy Provider have entered into the Indenture pursuant to which the Issuer is issuing the Notes and DBTCA has been appointed the Trustee.

(2)    The Issuer is the owner, directly or indirectly, of (i) all of the beneficial interest in certain Issuer Subsidiaries and all of the outstanding shares of capital stock of the other Issuer Subsidiaries, all as described in the attached Schedule I and in any Collateral Supplement or Grantor Supplement, and (ii) the indebtedness of certain Issuer Subsidiaries, all as described in the attached Schedule I and in any Collateral Supplement or Grantor Supplement.

(3)    The Issuer Subsidiaries are or may from time to time be parties to lease and sub-lease contracts and servicing agreements with respect to the Initial Aircraft, and they may enter into lease and sub-lease contracts and servicing agreements with respect to Additional Aircraft.

(4)    The Issuer and the Issuer Subsidiaries may from time to time grant additional security for the benefit of the Secured Parties.

(5)    It is a condition precedent to the issuance of the Notes by the Issuer that each Grantor grant the security interests required by this Agreement.

(6)    Each Grantor will derive substantial direct and indirect benefit from the issuance of the Notes and from the Related Documents.

(7)    DBTCA is willing to act as the Trustee, the Security Trustee, the Cash Manager and the Operating Bank under this Agreement.

NOW, THEREFORE, in consideration of the premises, each Grantor hereby agrees with the Security Trustee for its benefit and the benefit of the other Secured Parties as follows:

ARTICLE I
DEFINITIONS

Section 1.01.    Definitions.    (a) Certain Defined Terms.    For the purposes of this Agreement, the following terms have the meanings indicated below:

‘‘1881 Act’’ has the meaning specified in Section 2.20.

‘‘Account Collateral’’ has the meaning specified in Section 2.01(e).

‘‘Account Letters’’ has the meaning specified in Section 2.07(b).

‘‘Accounts Receivable’’ means, with respect to each Grantor, all of such Grantor’s now owned or hereafter acquired or arising ‘‘accounts’’, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

‘‘Additional Grantor’’ has the meaning specified in Section 9.01(b).

‘‘Agreed Currency’’ has the meaning specified in Section 9.07.

‘‘Agreement’’ has the meaning specified in the recital of parties to this Agreement.

‘‘Agreement Collateral’’ means, collectively, the Assigned Agreement Collateral, the Lease Collateral and the Servicing Collateral.

‘‘Aircraft Mortgage’’ means a Mortgage and Security Agreement substantially in the form attached as Exhibit E-1.

‘‘Aircraft Mortgage and Lease Assignment’’ means a Mortgage and Security Agreement substantially in the form attached as Exhibit E-2.

‘‘Aircraft Objects’’ means the Aircraft Objects (as defined in the Protocol) described on Schedule V hereto.

‘‘Aircraft Purchase Collateral’’ has the meaning specified in Section 2.01(j).

‘‘Assigned Agreement Collateral’’ has the meaning specified in Section 2.01(g).

‘‘Assigned Agreements’’ has the meaning specified in Section 2.01(g).

‘‘Assigned Documents’’ means, collectively, the Assigned Agreements, the Assigned Leases, the Service Provider Documents included in the Servicing Collateral and the Acquisition Agreements included in the Aircraft Purchase Collateral.

‘‘Assigned Leases’’ has the meaning specified in Section 2.01(h).

‘‘Beneficial Interest Collateral’’ has the meaning specified in Section 2.01(b).

‘‘Cape Town Convention’’ means, collectively, the Convention and the Protocol, together with all regulations and procedures issued in connection therewith, and all other rules, amendments, supplements, modifications, and revisions thereto (in each case using the English language version).

‘‘Cape Town Lease’’ means any Lease (including any Lease between Issuer Group Members) that has been entered into, extended, assigned or novated after March 1, 2006 (A) with a Cape Town Lessee or (B) where the related Aircraft Object is an airframe registered in a Contracting State.

‘‘Cape Town Lessee’’ means a lessee under a Lease that is ‘‘situated in’’ a ‘‘Contracting State’’.

‘‘Certificated Security’’ means a certificated security (as defined in Section 8-102(a)(4) of the UCC) other than a Government Security.

‘‘Collateral’’ has the meaning specified in Section 2.01.

‘‘Collateral Supplement’’ means a supplement to this Agreement in substantially the form attached as Exhibit B-1 executed and delivered by a Grantor.

‘‘Convention’’ means the Convention on International Interests in Mobile Equipment, signed in Cape Town, South Africa on November 16, 2001, as in effect in any applicable jurisdiction from time to time.

‘‘DBTCA’’ has the meaning specified in the recital of parties to this Agreement.

‘‘FAA’’ means the Federal Aviation Administration of the United States of America.

‘‘FAA Lease Security Assignment’’ means a Lease Security Assignment substantially in the form attached as Exhibit E-3.

‘‘French Account Pledge’’ means a French law governed account pledge in substantially the form attached as Exhibit I, to be executed and delivered by the Issuer as further described at Section 2.23.

‘‘French Share Pledge’’ means a French law governed pledge of shares in substantially the form attached as Exhibit H, to be executed and delivered by the Issuer as further described at Section 2.23.

‘‘Government Security’’ means any security that is issued or guaranteed by the United States of America or an agency or instrumentality thereof and that is maintained in book-entry on the records of the Federal Reserve Bank of New York and is subject to the Revised Book-Entry Rules.

‘‘Grantors’’ has the meaning specified in the recital of parties to this Agreement.

‘‘Grantor Supplement’’ means a supplement to this Agreement in substantially the form attached as Exhibit B-2 executed and delivered by an Issuer Group Member.

‘‘Indenture’’ means the Trust Indenture dated as of [        ], 2007 among the Issuer, DBTCA, as the Operating Bank and Trustee, DBTCA, as Cash Manager, BNP Paribas, S.A, as the Initial Liquidity Facility Provider, and the Policy Provider.

‘‘Indenture Obligations’’ means, in respect of any class of Notes, all obligations of the Issuer under and in respect of such class of Notes including all obligations of the Issuer to make payments of principal of, interest on (including interest following the filing of a petition initiating any proceeding referred to in Section 7.03(a)) and premium, if any, on such class of Notes, all obligations to pay any fees, expenses or other amounts under or in respect of such class of Notes, the Indenture or any Related Document in respect of such class of Notes, and all obligations in respect of any amendment, modification, extension, renewal or refinancing of such class of Notes.

‘‘Instrument’’ means any ‘‘instrument’’ as defined in Section 9-102(a)(47) of the UCC.

‘‘International Registry’’ means the International Registry under the Cape Town Convention.

‘‘Investment Property Collateral’’ has the meaning specified in Section 2.01(f).

‘‘Irish Account Charge’’ means an Irish law governed account charge in substantially the form attached as Exhibit G, to be executed and delivered by the Issuer as further described at Section 2.24.

‘‘Irish Share Charge’’ means an Irish law governed equitable charge of shares in substantially the form attached as Exhibit F, executed and delivered by the Issuer pursuant to Section 2.22.

‘‘Issuer’’ has the meaning specified in the recital of parties to this Agreement.

‘‘Lease Assignment Documents’’ means, in respect of any Assigned Lease, (a) any agreement providing for the novation thereof to substitute, or the assignment thereof to, an Issuer Group Member as the lessor, (b) any agreement or instrument supplemental to this Agreement for the purpose of effecting and/or perfecting the assignment of, and the grant of a lien upon, such Assigned Lease in favor the Security Trustee under any Applicable Law, (c) any notice provided to the lessee thereof of the assignment thereof pursuant to this Agreement and/or such supplement, (d) any acknowledgment of such assignment by such lessee and (e) any undertaking of quiet enjoyment given by the Security Trustee in respect thereof, in each case as such may be amended and restated and/or modified from time to time.

‘‘Lease Collateral’’ has the meaning specified in Section 2.01(h).

‘‘Lease Obligations’’ means, with respect to each Grantor that owns an Aircraft Interest, its obligations (as lessee and/or purchaser) to each Issuer Group Member under each aircraft lease agreement, conditional sale agreement, hire purchase agreement or other similar agreement with such Issuer Group Member (as lessor or vendor).

‘‘Letter of Credit’’ means any ‘‘letter of credit’’ as defined in Section 5-102 of the UCC.

‘‘Membership Interest Collateral’’ has the meaning specified in Section 2.01(c).

‘‘Non-Trustee Account Banks’’ has the meaning specified in Section 2.07(b).

‘‘Non-Trustee Account Collateral’’ has the meaning specified in Section 2.01(d).

‘‘Obligor’’ has the meaning specified in Section 2.07(a).

‘‘Operating Bank’’ means the Person acting, at the time of determination, as the operating bank under this Agreement. The initial Operating Bank is DBTCA.

‘‘Pledged Aircraft Interest’’ means any Pledged Shares or Pledged Beneficial Interests consisting of an Aircraft Interest.

‘‘Pledged Beneficial Interest’’ means the beneficial interests identified in any of Schedule I, any Collateral Supplement or Grantor Supplement and includes any Pledged Aircraft Interests in the nature of beneficial interests.

‘‘Pledged Debt’’ means the indebtedness identified in any of Schedule I, any Collateral Supplement or Grantor Supplement.

‘‘Pledged Shares’’ means the capital stock identified in any of Schedule I, any Collateral Supplement or Grantor Supplement and includes any Pledged Aircraft Interests in the nature of capital stock.

‘‘Policy Provider’’ means Ambac Assurance Corporation, a Wisconsin stock insurance company, or any successor thereto as issuer of the Policy.

‘‘Protocol’’ means the Protocol to the Convention on Matters Specific to Aircraft Equipment, as in effect in any applicable jurisdiction from time to time.

‘‘Received Currency’’ has the meaning specified in Section 9.07.

‘‘Relevant Collateral’’ has the meaning specified in Section 2.09(a).

‘‘Required Cape Town Registrations’’ has the meaning set forth in Section 2.10(h).

‘‘Revised Book-Entry Rules’’ means 31 C.F.R. § 357 (Treasury bills, notes and bonds); 12 C.F.R. § 615 (book-entry securities of the Farm Credit Administration); 12 C.F.R. §§ 910 and 912 (book-entry securities of the Federal Home Loan Banks); 24 C.F.R. § 81 (book-entry securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation); 12 C.F.R. § 1511 (book-entry securities of the Resolution Funding Corporation or any successor thereto); 31 C.F.R. § 354 (book-entry securities of the Student Loan Marketing Association); and any substantially comparable book-entry rules of any other Federal agency or instrumentality of the United States.

‘‘Secured Collateral Provider’’ means any of or, in its plural form, all of the Secured Service Providers, Secured Hedge Providers and Secured Credit Facility Providers.

‘‘Secured Collateral Provider Document’’ means any of or, in its plural form, all of the Service Provider Documents, Hedge Agreements, Eligible Credit Facilities and Acquisition Agreements.

‘‘Secured Credit Facility’’ means any Eligible Credit Facility and, for the avoidance of doubt, all obligations to pay fees, expenses or other amounts required to be paid thereunder in respect of which the provider has delivered to the Security Trustee a Secured Party Supplement.

‘‘Secured Credit Facility Obligations’’ means the obligations of the Issuer now or hereafter existing under any Secured Credit Facilities to Secured Credit Facility Providers.

‘‘Secured Credit Facility Provider’’ means the provider of any Secured Credit Facility.

‘‘Secured Hedge Agreement’’ means a Hedge Agreement in respect of which the Hedge Provider has executed and delivered to the Security Trustee a Secured Party Supplement.

‘‘Secured Hedge Provider’’ means the Hedge Provider of a Secured Hedge Agreement.

‘‘Secured Hedge Provider Obligations’’ means the obligations of the Issuer now or hereafter existing under the Secured Hedge Agreements.

‘‘Secured Obligations’’ means, collectively, the Indenture Obligations with respect to the Notes, all Policy Provider Obligations, the Secured Service Provider Obligations, the Secured Credit Facility Obligations and the Secured Hedge Provider Obligations.

‘‘Secured Party’’ means any of or, in the plural form, all of the Security Trustee, the Policy Provider, each other Secured Service Provider, each Holder, each Secured Credit Facility Provider and each Secured Hedge Provider.

‘‘Secured Party Supplement’’ means a supplement to this Agreement in substantially the form attached as Exhibit A executed and delivered between the Security Trustee and a Service Provider, a Hedge Provider or a Secured Credit Facility Provider.

‘‘Secured Service Provider’’ means any of the Security Trustee, the Trustee, the Operating Bank, the Servicer, the Administrative Agent, the Cash Manager, the Reference Agent, the Capital Markets Advisor and each other provider of services (including any Authorized Agent) under a Secured Service Provider Document.

‘‘Secured Service Provider Document’’ means any Service Provider Document listed under clause (a) of the definition of that term and any other service agreement entered into by an Issuer Group Member in accordance with the Indenture in respect of which the counterparty has executed and delivered to the Security Trustee a Secured Party Supplement.

‘‘Secured Service Provider Obligations’’ means, collectively, the obligations now or hereafter existing of any Issuer Group Member to a Service Provider under a Secured Service Provider Document.

‘‘Securities Account’’ means a securities account as defined in Section 8-501(a) of the UCC maintained in the name of the Security Trustee as ‘‘entitlement holder’’ (as defined in Section 8-102(a)(7) of the UCC) on the books and records of the Operating Bank or another Securities Intermediary who has agreed that its securities intermediary jurisdiction (within the meaning of Section 8-110(e) of the UCC) is the State of New York.

‘‘Securities Intermediary’’ means any ‘‘securities intermediary’’ of the Security Trustee as defined in 31 C.F.R. Section 357.2 or Section 8-102(a)(14) of the UCC.

‘‘Security Collateral’’ has the meaning specified in Section 2.01(a).

‘‘Security Trustee’’ means the Person appointed, at the time of determination, as the security trustee under this Agreement. The initial Security Trustee is DBTCA.

‘‘Security Trustee Account’’ means any Account other than a Non-Trustee Account.

‘‘Senior Creditors’’ means the Secured Parties to whom the Senior Obligations are owed.

‘‘Senior Obligations’’ means, with respect to any Secured Obligation (other than Secured Service Provider Obligations and all Secured Credit Facility Obligations that constitute Expenses), all other Obligations the payment of which constitute a Prior Ranking Amount.

‘‘Senior Representative’’ means the Controlling Party.

‘‘Service Provider Documents’’ means (a) the Servicing Agreement, the Administrative Services Agreement, the Cash Management Agreement, the Indenture (with respect to the obligations of the Issuer to the Trustee), the Reference Agency Agreement, the Capital Markets Advisory Agreement and this Agreement (with respect to the obligations of the Grantors to the Security Trustee and the Operating Bank) and (b) any other service agreement including, without limitation, any Conversion Agreement, entered into by any Issuer Group Member pursuant to the Indenture.

‘‘Servicing Collateral’’ has the meaning specified in Section 2.01(i).

‘‘Subordinated Creditors’’ means, at any time, the holders and owners of Subordinated Obligations.

‘‘Subordinated Obligations’’ means (a) with respect to the Secured Service Provider Obligations and Secured Credit Facility Obligations that constitute Expenses, all other Obligations and (b) with respect to any other Secured Obligations, all Obligations as to which the payment of such Secured Obligation constitutes a Prior Ranking Amount.

‘‘Subordinated Representative’’ means, at any time, any trustee or representative of any holders or owners (or, in the absence of any such person, such holders and owners) of any Secured Obligations other than the Senior Representative at such time.

‘‘UCC’’ means the Uniform Commercial Code as in effect on the date of determination in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, ‘‘UCC’’ means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such perfection or effect of perfection or non-perfection.

‘‘Uncertificated Security’’ means an uncertificated security (as defined in Section 8-102(a)(18) of the UCC) other than a Government Security.

(b)    Terms Defined in the Cape Town Convention.    The following terms shall have the respective meanings ascribed thereto in the Cape Town Convention: ‘‘Administrator’’, ‘‘Contracting State’’, ‘‘Contract of Sale’’, ‘‘International Interest’’, ‘‘power to dispose’’ (within the meaning of Article 7 of the Cape Town Convention), ‘‘Professional User’’, ‘‘Prospective International Interest’’, ‘‘situated in’’ (within the meaning of Article 4 of the Cape Town Convention) and ‘‘Transacting User’’.

(c)    Terms Defined in the Indenture.    For all purposes of this Agreement, all capitalized terms used, but not otherwise defined in, this Agreement shall have the respective meanings assigned to such terms in the Indenture.

Section 1.02.    Construction and Usage.    The conventions of construction and usage set forth in Section 1.02 of the Indenture are hereby incorporated by reference in this Agreement.

ARTICLE II
SECURITY

Section 2.01.    Grant of Security.    To secure the Secured Obligations, each Grantor hereby agrees to assign and pledge and hereby assigns and pledges to the Security Trustee for its benefit and the benefit of the Secured Parties (except, with respect to any Secured Collateral Provider Documents under clause (i) or clause (k) below, the related Secured Collateral Provider shall not have a security interest in the respective Grantor’s rights under such Secured Collateral Provider Document), and hereby grants to the Security Trustee for its benefit and the benefit of the Secured Parties (except, with respect to any Secured Collateral Provider Documents under clause (i) or clause (k) below, the related Secured Collateral Provider shall not have a security interest in the respective Grantor’s rights under such Secured Collateral Provider Document) a security interest in, all of such Grantor’s right, title and interest whether now existing or hereafter existing in and to the following (collectively, the ‘‘Collateral’’):

(a)    with respect to each Grantor, all of the following (the ‘‘Security Collateral’’):

(i)    subject to other Security Documents in favor of the Security Trustee required by non-U.S. jurisdictions, the Pledged Shares and the certificates representing such Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

(ii)    the Pledged Debt and all instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

(iii)    subject to other Security Documents in favor of the Security Trustee required by non-U.S. jurisdictions, all additional shares of the capital stock of any Issuer Group Member (including any Aircraft Interests in the nature of capital stock) from time to time acquired by such Grantor in any manner, including the capital stock of any Issuer Group Member that may be formed from time to time, and all certificates, if any, representing such additional shares of the capital stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares; and

(iv)    all additional indebtedness from time to time owed to such Grantor by any Issuer Group Member and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

(b)    with respect to each Grantor, all of the following (the ‘‘Beneficial Interest Collateral’’):

(i)    the Pledged Beneficial Interests, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Beneficial Interests, any contracts and instruments pursuant to which any such Pledged Beneficial Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Beneficial Interest; and

(ii)    all of such Grantor’s right, title and interest in all additional beneficial interests in any Issuer Group Member (including any Aircraft Interest in the nature of beneficial interests) whether now or existing or hereafter created, from time to time acquired by such Grantor in any manner, including the beneficial interests in any Issuer Group Member that may be formed from time to time, and all certificates, if any, from time to time representing such additional beneficial interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional beneficial interests;

(c)    with respect to each Grantor, all membership interests (including any Aircraft Interest in the nature of a membership interest) (whether now existing or hereafter created) from time to time acquired by such Grantor in any manner, all certificates, if any, from time to time representing such membership interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such membership interests (the ‘‘Membership Interest Collateral’’);

(d)    with respect to each Grantor, all of the following (collectively, the ‘‘Non-Trustee Account Collateral’’):

(i)    all of the Non-Trustee Accounts in such Grantor’s name, all funds or any other interest held or required by the terms of the Indenture to be held in, and all certificates and instruments, if any, from time to time representing or evidencing, such Non-Trustee Accounts;

(ii)    all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Security Trustee for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Non-Trustee Account Collateral; and

(iii)    all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Non-Trustee Account Collateral;

(e)    with respect to each Grantor, all of the following (collectively, the ‘‘Account Collateral’’):

(i)    all right of such Grantor in and to each Security Trustee Account at any time or from time to time established; and

(ii)    all cash, investment property, Permitted Account Investments, other Investments, securities, instruments or other property (including all ‘‘financial assets’’ within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time credited to any such Security Trustee Account;

(f)    with respect to each Grantor, all other investment property (as defined in Section 9-102(a)(49) of the UCC) of such Grantor including any of the following (the ‘‘Investment Property Collateral’’):

(i)    all Permitted Account Investments made or acquired from or with the proceeds of any Non-Trustee Account Collateral of such Grantor from time to time and all certificates and instruments, if any, from time to time representing or evidencing such Permitted Account Investments; and

(ii)    all interest, dividends, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Investment Collateral;

(g)    with respect to each Grantor, all of the following (the ‘‘Assigned Agreement Collateral’’):

(i)    all of such Grantor’s right, title and interest in and to any Intercompany Loan and all security assignments, cash deposit agreements and other security agreements executed in its favor, in each case as such agreements may be amended, restated and/or otherwise modified from time to time (collectively, the ‘‘Assigned Agreements’’); and

(ii)    all of such Grantor’s right, title and interest in and to all deposit accounts, all funds or other property held in such deposit accounts, all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts and all other property of whatever nature, in each case pledged, assigned or transferred to it or mortgaged or charged in its favor pursuant to any Assigned Agreement and all ‘‘supporting obligations’’ as defined in Section 9-102(a)(77) of the UCC) relating to any Assigned Agreement;

(h)    with respect to each Grantor, all of such Grantor’s right, title and interest in, to or under all leases to which such Grantor is or may from time to time be party and any leasing arrangements among Issuer Group Members (whether now existing or hereafter created) with respect to such leases together with all Related Collateral Documents (all such leases and Related Collateral Documents, the ‘‘Assigned Leases’’), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to such Assigned Leases, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty pursuant to, or with respect to such Assigned Leases, (iii) claims of such Grantor for damages arising out of or for breach or default under such Assigned Leases, (iv) all rights under any such Assigned Lease with respect to any subleases of the Aircraft subject to such Assigned Lease, (v) the right of such Grantor to terminate such Assigned Leases and to compel performance of, and otherwise to exercise all remedies under, any Assigned Lease, whether arising under such Assigned Leases or by statute or at law or in equity and (vi) any deregistration power of attorney issued in favor of such Grantor (the ‘‘Lease Collateral’’);

(i)    with respect to each Grantor, all of such Grantor’s right, title and interest in, to or under all Service Provider Documents including, without limitation, (i) all rights of such Grantor to receive any moneys due or payable under or pursuant to such Service Provider Document, (ii) any claims of such Grantor for damages arising out of, or for breach or default under, such Service Provider Document, (iii) all rights to indemnification under such Service Provider Document and (iv) all rights to compel performance under such Service Provider Document, in each case whether arising under such Service Provider Document or by statute, at law or in equity (the ‘‘Servicing Collateral’’);

(j)    with respect to each Grantor, all of such Grantor’s right, title and interest in, to or under all Acquisition Agreements (the ‘‘Aircraft Purchase Collateral’’);

(k)    with respect to each Grantor, all of such Grantor’s right, title and interest in, to or under all (i) Eligible Credit Facilities (including any ‘‘letter of credit rights’’ or ‘‘supporting obligations,’’ as defined in Section 9-102(a)(51) and 9-102(a)(77), respectively, of the UCC) not consisting of a Cash Collateral Account and (ii) Hedge Agreements, and all rights to administer, draw upon and otherwise deal with each such Eligible Credit Facility and to administer and otherwise deal with each such Hedge Agreement;

(l)    with respect to each Grantor, all of such Grantor’s right, title and interest in, to or under all the personal property identified in a Grantor Supplement or a Collateral Supplement executed and delivered by such Grantor to the Security Trustee;

(m)    with respect to each Grantor, all of such Grantor’s Accounts Receivable;

(n)    with respect to each Grantor, all of such Grantor’s Letters of Credit;

(o)    with respect to each Grantor, (i) the Aircraft Objects and (ii) any money or non-money proceeds of an Aircraft Object arising from the total or partial loss or physical destruction of the Aircraft Object or its total or partial confiscation, condemnation or requisition;

(p)    all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property and general intangibles at any time evidencing or relating to any of the foregoing; and

(q)    all proceeds of any and all of the foregoing Collateral (including proceeds that constitute property of the types described in subsections (a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (l), (m), (n), (o) and (p) of this Section 2.01).

For the avoidance of doubt, the Collateral does not include the Policy or any proceeds thereof.

Section 2.02.    Security for Obligations.    This Agreement secures the payment and performance of all Secured Obligations of each Grantor to each Secured Party (subject to the subordination provisions of this Agreement and the Indenture) and shall be held by the Security Trustee in trust for the Secured Parties. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to any Secured Parties but for the fact that the Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.

Section 2.03.    Representations and Warranties of the Grantors.    Each Grantor represents and warrants as of the date of this Agreement, and as of each subsequent Closing Date and each Acquisition Date on which such Grantor accepts an Aircraft (or the related Aircraft Interest), as follows:

(a)    The Grantors are the legal and beneficial owners of the Collateral and each applicable Aircraft (except for those Grantors which do not hold title to Aircraft) free and clear of any Encumbrance other than Permitted Encumbrances and Encumbrances created under this Agreement. No effective financing statement or other instrument similar in effect (which, for the avoidance of doubt, shall not include any Contract of Sale in favor of any Grantor) covering all or any part of the Collateral or any International Interest in respect thereof is on file in any recording office including the International Registry, except such as may have been filed in favor of the Security Trustee relating to the Collateral.

(b)    This Agreement creates a valid and (upon the taking of the actions required hereby) perfected security interest in the Collateral and any Letter of Credit or ‘‘letter of credit right’’ (except to the extent any such Letter of Credit or ‘‘letter of credit right’’ constitutes supporting obligations of any Assigned Lease) as security for the Secured Obligations, subject in priority to no other Encumbrances (other than Permitted Encumbrances), and all filings and other actions necessary or desirable to perfect and protect such security interest have been (or in the case of future Collateral will be) duly taken (except that, with respect to the security interest in any Aircraft Object, only the applicable Required Cape Town Registrations pursuant to Section 2.10(e) hereof and UCC financing statement filings shall be required to be made). Except for the security interest granted to the Security Trustee pursuant to this Agreement or any security interest previously granted that shall be terminated as of the date hereof, the Grantors have not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Grantors have not authorized the filing of, and are not aware of, any financing statements, title reservation agreements, aircraft mortgages, security agreements or other instruments similar in effect against any Grantor that include a description of collateral covering the Collateral other than any financing statement, title reservation agreements, aircraft mortgages, security agreements or other instruments similar in effect relating to the security interest granted to the Security Trustee hereunder or that has been terminated. The Grantors are not aware of any judgment or tax lien filings against any Grantor.

(c)    No Grantor has any trade names except as set forth on Schedule III hereto.

(d)    No consent of any Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party (including, for the avoidance of doubt, the International Registry) is required either (i) for the grant by such Grantor of the assignment and security interest granted hereby, (ii) for the execution, delivery or performance of this Agreement by such Grantor or (iii) for the perfection or maintenance of the pledge, assignment and security interest created hereby, except for (A) with respect to each Aircraft (and any related Assigned Lease) whose State of Registration is the United States of America wherein the Applicable Aviation Authority is the FAA, the filing with the FAA, in due form, for recordation where applicable, pursuant to Section 40102 and Section 44101 through Section 44112 of Title 49, United States Code, ‘‘Transportation,’’ of any and all title, registration and financing documentation necessary to accomplish the purposes of this Agreement, including, without limitation, an Aircraft Mortgage, an Aircraft Mortgage and Lease Assignment and/or an FAA Lease Security Assignment, as applicable, with respect to such Aircraft and/or the related Assigned Lease, (B) the Required Cape Town Registrations, (C) the filing of financing and continuation statements under the UCC, (D) the filing of particulars of charge in the Irish Companies Registration Office and (E) such other filings as are required under other relevant local law.

(e)    The jurisdiction of organization, organizational ID number (if applicable), the chief place of business and chief executive or registered office of such Grantor and the office where such Grantor keeps records of the Collateral are located at the address specified opposite the name of such Grantor on Schedule IV hereto. If such Grantor is the lessor under a Cape Town Lease, it has the right to assign the International Interest provided for in such Cape Town Lease and all associated rights in respect of such Cape Town Lease that form part of the Collateral.

(f)    The Pledged Shares constitute the percentage of the issued and outstanding shares of capital stock of the issuer thereof indicated on Schedule I hereto. The Pledged Beneficial Interests constitute the percentage of the beneficial interest of the issuer thereof indicated on Schedule I hereto. The Pledged Aircraft Interests constitute all of the direct and indirect ownership interests of the Person owning the related Aircraft.

(g)    The Pledged Shares and the Pledged Beneficial Interests (and, as applicable, the interests constituting the Membership Interest Collateral (if any)) (i) have been duly authorized and validly issued and are fully paid up and nonassessable (or, in the case of the Pledged Beneficial Interests (or, as applicable, Membership Interest Collateral), not subject to any capital call or other additional capital requirement) and not subject to any preemptive rights, warrants, options or similar rights or restrictions in favor of third-parties or any contractual or other restrictions upon transfer other than in favor of Lessees or otherwise as permitted or required under the Indentures and (ii) constitute all of the outstanding share of capital stock, all of the beneficial interests and, as applicable, all of the membership interests in all of the direct and indirect Issuer Subsidiaries as of the date hereof. The Pledged Debt has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of each obligor thereunder and is not in default.

(h)    The Pledged Shares, the Pledged Beneficial Interests and the Membership Interest Collateral (if any) constitute ‘‘certificated securities’’ within the meaning of Section 8-102(4) of the UCC. The terms of any Membership Interest Collateral (if any) expressly provide that such Membership Interest Collateral shall be governed by Article 8 of the Uniform Commercial Code as in effect in the jurisdiction of the issuer of such Membership Interest Collateral. The Pledged Shares, the Pledged Beneficial Interests and the Membership Interest Collateral (if any) have been delivered to the Security Trustee. The Pledged Shares, the Pledged Beneficial Interests and the Membership Interest Collateral (if any) either (i) are in bearer form, (ii) have been indorsed, by an effective indorsement, to the Security Trustee or in blank or (iii) have been registered in the name of the Security Trustee. None of the Pledged Shares, the Pledged Beneficial Interests and the Membership Interest Collateral (if any) that constitute or evidence the Collateral have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Security Trustee.

(i)    A true and complete copy of each Assigned Agreement in effect on the Initial Closing Date has been delivered to the Security Trustee. Each Assigned Document upon its inclusion in the Collateral will have been duly authorized, executed and delivered by the relevant Grantors, will be in full force and effect and will be binding upon and enforceable against all parties thereto in accordance with their terms.

(j)    Other than the Security Interests granted to the Security Trustee pursuant to this Agreement, the Grantors have not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Grantors have not authorized the filing of, and are not aware of, any financing statements against any Grantor that include a description of collateral covering the Collateral other than any financing statement relating to the Security Interests granted to the Security Trustee hereunder or that has been terminated. The Grantors are not aware of any judgment or tax lien filing against any Grantor.

(k)    A true and complete original copy (or, if not available, a certified true copy) of each Lease to which an Issuer Subsidiary is a party has been delivered to the Security Trustee. Each such Lease has been duly authorized, executed and delivered by all parties thereto, is in full force and effect and is binding upon and enforceable against each Issuer Group Member which is a party thereto in accordance with its terms. Each Lease constitutes ‘‘tangible chattel paper’’ within the meaning of Section 9-102(a)(78) of the UCC. No such Lease has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Security Trustee (except for any marks or notations indicating a lien in favor of a prior financing party, which lien has been duly discharged)

(l)    Each of the Hedge Agreements constitutes ‘‘general intangibles’’ within the meaning of Section 9-102(a)(42) of the UCC.

(m)    Each Security Trustee Account constitutes a ‘‘securities account’’ within the meaning of Section 8-501 of the UCC.

(n)    Each Non-Trustee Account at an Eligible Institution in the U.S. shall constitute a ‘‘deposit account’’ as defined in Section 9-102(a)(29) of the UCC.

Section 2.04.    Grantors Remain Liable.    Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Security Trustee of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor under the contracts and agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.

Section 2.05.    Delivery of Collateral.    All certificates, instruments, documents or tangible chattel paper representing or evidencing any Collateral (other than Account Collateral), if deliverable, shall be delivered to and held by or on behalf of the Security Trustee in New York and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to evidence the security interests granted hereby. The Security Trustee shall have the right, at any time in its discretion and without notice to any Grantor, to transfer to or to register in the name of the Security Trustee or any of its nominees any or all of the Pledged Shares, Pledged Beneficial Interests and Membership Interest Collateral (if any), subject only to the revocable rights specified in Section 2.12(a). In addition, the Security Trustee shall have the right at any time to exchange certificates or instruments representing or evidencing any Collateral (other than Account Collateral and any certificates representing or evidencing any Pledged Shares in an Irish or Bermuda company) for certificates or instruments of smaller or larger denominations. To the extent that any Assigned Lease constitutes ‘‘tangible chattel paper’’ (as defined in Section 9-102(a)(78) of the UCC), each Grantor shall, if it has an original of such Assigned Lease in its possession, cause such original to be delivered to the Security Trustee in New York promptly (and in any case no later than 10 days) after the execution and delivery of such Assigned Lease by all its parties provided, however, that if any such Grantor shall require such original of such Assigned Lease for the purposes of enforcement of the obligations thereunder, the Security Trustee shall deliver such original of such Assigned Lease to such Grantor or the Servicer, as applicable, within two Business Days of receipt of any request from such Grantor or the Servicer, as applicable, and provided, further, that if no original copy of such Assigned Lease has been expressly designated as the original counterpart for purposes of perfection by possession of ‘‘tangible chattel paper’’ under the UCC, such Grantor’s obligation to deliver such Assigned Lease to the Security Trustee shall be satisfied by the delivery of one original copy of such Assigned Lease. Each Grantor undertakes to return any such original of an Assigned Lease promptly after such Grantor or the Servicer, as applicable, no longer requires such original for enforcement purposes. With respect to any Assigned Lease that is a Future Lease, the Grantors shall (a)(1) cause the lessor and the lessee of such Future Lease to designate one executed copy thereof the original by adding language in substantially the following form to the cover page thereof: ‘‘To the extent, if any, that this [Lease Agreement] or any [Lease Supplement] hereunder constitutes tangible chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this [Lease Agreement] or such [Lease Supplement] may be created through the transfer or possession of any counterpart other than the original executed counterpart, which shall be identified as the counterpart containing the receipt therefor executed by the Security Trustee under and as defined in the Security Trust Agreement dated as of [                            ], 2007 among Babcock & Brown Air Funding I Limited, Deutsche Bank Trust Company Americas, as the Trustee, the Security Trustee, the Cash Manager and the Operating Bank and each other party thereto’’, and (2) no later than 10 days after the execution of such Future Lease by all the parties thereto, deliver such original chattel paper copy (which, by way of clarification, shall not include the signature or the receipt therefor of the Security Trustee) to a courier service for delivery to the Security Trustee at Deutsche Bank Trust Company Americas, 60 Wall Street, 26th Floor, MS NYC60-2606, New York, New York 10005-2858, Attention: [Michele Hy Voon], (b) notify the Lessee in writing of the security assignment of such Future Lease to the Security Trustee pursuant to the Security Trust Agreement (which notice may be contained in such Future Lease or in a separate document), (c) obtain from the Lessee a written acknowledgement (which may be contained in such Future Lease or in a separate document) addressed to, or for the benefit of, the Security Trustee (1) acknowledging receipt of notification of such security assignment and (2) containing the agreement of the Lessee to continue to make all payments required to be made to the lessor under such Future Lease to the account specified in such Future Lease unless and until the Security Trustee otherwise directs (it being understood that the account specified in such Future Lease will be the account specified by the Cash Manager to the Servicer as contemplated by Section 1.1(a) of Schedule 2.02(a) to the Servicing Agreement and subject in each case to applicable legal or tax constraints) and (d) take such other action as the Issuer shall have reasonably requested and described in reasonable detail in a written notice to the Servicer.

Section 2.06.    Maintenance of Security Trustee Accounts.    (a) DBTCA hereby agrees to act as the Operating Bank. Upon the execution of this Agreement and from time to time thereafter as called for by Section 3.01 of the Indenture, the Operating Bank shall establish and maintain on the books and records of its office specified in Section 9.02 and maintain in the name of the Security Trustee each respective Security Trustee Account (as an Eligible Account) to be established on the Initial Closing Date or on such other time. If, at any time, any Security Trustee Account ceases to be an Eligible Account, the Operating Bank shall, within 10 Business Days thereafter, establish a new Security Trustee Account having the same characteristics as such other Account and transfer all property related to such old Account to such new Account. The Operating Bank also agrees to cooperate with any replacement Operating Bank as to the transfer of any property in, or records relating to, any Security Trust Account maintained by it. Except as a Secured Party in accordance with the provisions of this Agreement, DBTCA waives any claim or lien against any Account it may have, by operation of law or otherwise, for any amount owed to it by any Grantor.

(b)    The Operating Bank hereby agrees that (i) it is a ‘‘bank’’ (as defined in Section 9-101(a)(8) of the UCC), (ii) each Security Trustee Account is and will be maintained as a Securities Account of which the Operating Bank is the Securities Intermediary and in respect of which the Security Trustee is the ‘‘entitlement holder’’ (as defined in Section 8-102(a)(7) of the UCC) of the ‘‘security entitlement’’ (as defined in Section 8-102(a)(17) of the UCC) with respect to each ‘‘financial asset’’ (as defined in Section 8-102(a)(9) of the UCC) credited to such Account and the Operating Bank shall comply with all entitlement orders (as defined in Section 8-102(a)(8) of the UCC) issued by the Security Trustee without further consent of the Grantors or any other person, (iii) all Collections and other cash required to be deposited in any such Account and Permitted Account Investments and all other property acquired with cash credited to any such Account will be credited to such Account, (iv) all items of property (whether cash, investment property, Permitted Account Investments, other investments, securities, instruments or other property credited to each Security Trustee Account will be treated as a ‘‘financial asset’’ (as defined in Section 8-102(a)(9) of the UCC) under Article 8 of the UCC, (v) its ‘‘securities intermediary’s jurisdiction’’ (as defined in Section 8-110(e) of the UCC) and the ‘‘bank’s jurisdiction’’ (within the meaning of Section 9-304 of the UCC) with respect to each Account is the State of New York and (vi) all securities, instruments and other property in order or registered from and credited to any Security Trustee Account shall be payable to or to the order of, or registered in the name of, the Operating Bank or shall be indorsed to the Operating Bank or in blank, and in no case whatsoever shall any ‘‘financial asset’’ (as defined in Section 8-102(a)(9) of the UCC) credited to any Security Trustee Account be registered in the name of any Grantor, payable to or to the order of any Grantor or specially indorsed to any Grantor except to the extent the foregoing have been specially endorsed by a Grantor to the Operating Bank or in blank.

(c)    The Operating Bank acknowledges that the Security Trustee has appointed the Cash Manager pursuant to the Cash Management Agreement, as its agent for, among other things, dealings with respect to the Security Trustee Accounts; the Operating Bank agrees that, until otherwise notified in writing by the Security Trustee, the Operating Bank will follow the written directions and instructions of the Cash Manager, as the agent for the Security Trustee, to the extent it is required to follow those of the Security Trustee except that, with respect to withdrawals from any Note Account, the Operating Bank agrees that it will only follow the directions and instructions of the Trustee, as the agent for the Security Trustee. The Security Trustee hereby appoints the Trustee as its agent for purposes of the preceding sentence, and the Trustee hereby accepts such appointment.

(d)    The Security Trustee agrees that it will hold (and will indicate clearly in the books and records that it holds) its ‘‘security entitlement’’ to the ‘‘financial assets’’ credited to each Security Trustee Account in trust (i) to the extent of any Segregated Funds in the Lessee Funded Account, for the benefit of the relevant Lessees, (ii) in the case of any Cash Collateral Account for any class or subclass of Notes, for the benefit of the Holders of such Notes and (to the extent so provided, if at all, in the Indenture or in the Board Resolution establishing such Eligible Credit Facility) each provider of an Eligible Credit Facility the proceeds of which funded such Cash Collateral Account, (iii) in the case of any Aircraft Purchase Account, for the Secured Parties, and, to the extent set forth in Section 3.05(a) of the Indenture, the seller or sellers under the applicable Acquisition Agreement, (iv) in the case of any Aircraft Conversion Account, for the Secured Parties and, to the extent set forth in Section 3.04(i) of the Indenture, the person effecting the applicable Conversions under the related Conversion Agreement, and (v) in the case of any other Security Trustee Account, for the benefit of the Secured Parties (but subject to the subordination provisions hereof).

Section 2.07.    The Grantor and the Covenants Regarding Accounts.    So long as any Secured Obligations remain unpaid:

(a)    No Grantor shall establish any Account except to the extent that it is entitled, pursuant to the Indenture and in compliance with this Section 2.07, to establish one or more Non-Trustee Accounts. Except to the extent that the payee of any amount requires such payment to be deposited in a Non-Trustee Account (and such deposit is permitted by the Indenture) or as otherwise expressly provided in the Indenture, each Grantor shall instruct each Person obligated at any time to make any payment to such Grantor for any reason (an ‘‘Obligor’’) under or in respect of any Assigned Lease and any Related Collateral Document to make such payment to the Rental Account.

(b)    With respect to each Non-Trustee Account to be established or established by any Grantor:

(i)    Each Grantor shall maintain each Non-Trustee Account (as an Eligible Account) in its name only with Eligible Institutions (such institutions, ‘‘Non-Trustee Account Banks’’) that have entered into letter agreements in substantially the form of Exhibit C hereto (or made such other arrangements as are acceptable to the Security Trustee) with such Grantor and the Security Trustee (the ‘‘Account Letters’’).

(ii)    Each Grantor shall immediately instruct each Obligor to make any payment not required, as provided in Section 2.07(a), to be made to a Security Trustee Account to a Non-Trustee Account meeting the requirements of Section 2.07(b)(i).

(iii)    Upon any termination of any Account Letter or other agreement with respect to the maintenance of a Non-Trustee Account by any Grantor or any Non-Trustee Account Bank, such Grantor shall immediately notify all Obligors that were making payments to such Non-Trustee Account to make all future payments to another Non-Trustee Account meeting the requirements of Section 2.07(b)(i). Subject to the terms of any Lease, upon request by the Security Trustee, each Grantor shall, and if prohibited from so doing by the terms of any Lease, shall use its best efforts to seek the consent of the relevant Lessee to, terminate any or all of its Non-Trustee Accounts, in which case Section 2.07(a) shall apply.

Section 2.08.    Covenants Regarding Assigned Documents.    (a) Upon the inclusion of any Assigned Document (other than an Assigned Lease) in the Collateral, the relevant Grantor will deliver to the Security Trustee a consent, in substantially the form of Exhibit D and executed by each party to such Assigned Document (other than any Grantor) or (where the terms of such Assigned Document expressly provide for a consent to its assignment for security purposes to substantially the same effect as Exhibit D) will give due notice to each such other party to such Assigned Document of its assignment pursuant to this Agreement. Upon the inclusion of any Assigned Lease in the Collateral, the relevant Grantor will deliver to the Security Trustee (i) in the case of any Assigned Lease that is an Initial Lease such consents, acknowledgments and/or notices as are provided for in the related Lease Assignment Documents and (ii) in the case of any other Assigned Lease such consents, acknowledgments and/or notices as are necessary or customary under the terms of such Assigned Lease and under the Applicable Law of the jurisdiction governing such Assigned Lease and the jurisdiction in which the relevant lessee is principally located or the applicable Aircraft is registered in order to effect and perfect the assignment of, and grant of a lien upon, such Assigned Lease pursuant to this Agreement (including with respect to each Assigned Lease which constitutes an International Interest (A) where the applicable Lessee is situated for purposes of the Cape Town Convention in a jurisdiction that is a Contracting State or (B) the related Aircraft Object is an airframe registered in a Contracting State, registration of such International Interest and the assignment thereof at the International Registry) and/or to assure the payment of all Rental Payments under such Assigned Lease to the appropriate Account in accordance with the terms of the Indenture. Upon the written request of any Grantor, the Security Trustee (solely in its capacity as such) will execute such undertakings of quiet enjoyment in favor of the lessee under any Assigned Lease as are (in the case of any Assigned Lease that is an Initial Lease) provided for in the Lease Assignment Documents or as are (in the case of any other Assigned Lease) substantially to the same effect as such undertakings.

(b)    Upon (i) the inclusion of any Assigned Document in the Collateral or (ii) the amendment or replacement of any Assigned Document or (iii) the entering into of any new Assigned Document, the relevant Grantor will deliver a copy thereof to the Security Trustee and will take such other action as may be necessary or desirable to perfect the lien of this Agreement as to such Assigned Document.

(c)    Each Grantor shall, at its expense but subject to Section 2.08(e), Section 3.01(c), the Indenture and (in the case of any Assigned Lease) the Servicing Agreement:

(i)    perform and observe all the terms and provisions of the Assigned Documents to be performed or observed by it, enforce the Assigned Documents in accordance with their terms and take all such action to such end as may be from time to time requested by the Security Trustee; and

(ii)    furnish to the Security Trustee promptly upon receipt copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Documents, and from time to time, (A) furnish to the Security Trustee such information and reports regarding the Collateral as the Security Trustee may reasonably request and (B) upon request of the Security Trustee make to each other party to any Assigned Document such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

(d)    Each Grantor will, at its expense and upon the request of any Secured Service Provider, pursue for the benefit of such Secured Service Provider any claim that such Secured Service Provider has under any Assigned Document for indemnity.

(e)    So long as no Default Notice shall have been delivered to the Issuer and no Acceleration Default shall have occurred and be continuing, and notwithstanding any provision to the contrary in this Agreement, each Grantor shall be entitled, to the exclusion of the Security Trustee but subject always to the terms of the Indenture (x) to exercise and receive, directly or indirectly through one or more agents, including the Servicer, any of the claims, rights, powers, privileges, remedies and other benefits under, pursuant to, with respect to or arising out of the Assigned Documents and (y) to take any action or to not take any action, directly or indirectly through one or more agents, including the Servicer, related to the Assigned Documents and the lessees or counterparties thereunder, including entering into, amending, supplementing, terminating, performing, enforcing, compelling performance of, exercising all remedies (whether arising under any Assigned Document or by statute or at law or in equity or otherwise) under, exercising rights, elections or options or taking any other action under or in respect of, granting or withholding notices, waivers, approvals and consents in respect of, receiving all payments under, dealing with any credit support or collateral security in respect of, or taking any other action in respect of, the Assigned Documents and contacting or otherwise having any dealings with any lessee or counterparty thereunder; provided that (i) whether or not a Default Notice has been delivered or an Acceleration Default has occurred, all amounts payable under each Assigned Document (including all Rental Payments under each Assigned Lease) shall be paid directly to the appropriate Account in accordance with the terms of the Indenture and the applicable Lease, (ii) so long as any Assigned Lease remains in effect (and without limiting the authority of the Servicer under the express terms of the Servicing Agreement), no Grantor will abrogate any right, power or privilege granted expressly in favor of the Security Trustee or the Trustee under any Lease Assignment Document and (iii) so long as any Assigned Lease remains in effect (and without limiting the authority of the Servicer under the express terms of the Servicing Agreement), upon the delivery of a Default Notice to the Issuer or during the continuance of an Acceleration Default, all such rights of each Grantor shall cease, and, subject to Section 3.01(c), all such rights shall become vested in the Security Trustee, which shall thereupon have the sole right, subject to Section 3.01(c), to exercise or refrain from exercising such rights.

Section 2.09.    Covenants Regarding Security Collateral, Beneficial Interest Collateral, Membership Interest Collateral and Investment Collateral.    (a) All Security Collateral, Beneficial Interest Collateral, Membership Interest Collateral and Investment Collateral (the Relevant Collateral) shall be delivered to the Security Trustee as follows:

(i)    in the case of each Certificated Security or Instrument, by (A) causing the delivery of such Certificated Security or Instrument to the Security Trustee in the State of New York, registered in the name of the Security Trustee or duly endorsed by an appropriate person to the Security Trustee or in blank and, in each case, held by the Security Trustee in the State of New York, or (B) if such Certificated Security or Instrument is registered in the name of any Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of any Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Certificated Security or Instrument to a Securities Account maintained by such Securities Intermediary in the name of the Security Trustee and confirming to the Security Trustee that it has been so credited;

(ii)    in the case of each Uncertificated Security, by (A) causing such Uncertificated Security to be continuously registered on the books of the issuer thereof in the name of the Security Trustee or (B) if such Uncertificated Security is registered in the name of a Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of a Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Uncertificated Security to a Securities Account maintained by such Securities Intermediary in the name of the Security Trustee and confirming to the Security Trustee that it has been so credited;

(iii)    in the case of each Government Security registered in the name of any Securities Intermediary on the books of the Federal Reserve Bank of New York or on the books of any securities intermediary of such Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such security to the Securities Account maintained by such Securities Intermediary in the name of the Security Trustee and confirming to the Security Trustee that it has been so credited; and

(iv)    in the case of any Beneficial Interest Collateral or Membership Interest Collateral by (a) to the extent that the grant of the security interest to the Security Trustee in any Beneficial Interest Collateral or Membership Interest Collateral or the transfer of any Beneficial Interest Collateral or Membership Interest Collateral upon exercise of remedies by the Security Trustee is subject to any restrictions on transfer or any consent requirements, by obtaining all necessary consents and approvals thereof and (b)(1) if Beneficial Interest Collateral or Membership Interest Collateral constitutes a Certificated Security, Instrument or Uncertificated Security, complying with clauses (i) or (ii) above, as applicable or (2) if Beneficial Interest Collateral or Membership Interest Collateral constitutes a general intangible, by causing an appropriate financing statement covering each such Beneficial Interest Collateral or Membership Interest Collateral to be filed in the appropriate office necessary to perfect the security interest of the Security Trustee therein.

(b)    Each Grantor and the Security Trustee hereby represents and warrants, with respect to the Relevant Collateral, that it has not entered into, and hereby agrees that it will not enter into, any agreement (i) with any of the other parties hereto or any Securities Intermediary specifying any jurisdiction other than the State of New York as any Securities Intermediary’s jurisdiction in connection with any Securities Account with any Securities Intermediary referred to in Section 2.09(a) for purposes of 31 C.F.R. Section 357.11(b), Section 8-110(e) of the UCC or any similar state or Federal law, or (ii) with any other person relating to such account pursuant to which it has agreed that any Securities Intermediary may comply with entitlement orders made by such person. The Security Trustee represents that it will, by express agreement with each Securities Intermediary, provide for each item of property constituting Relevant Collateral held in and credited to the applicable Securities Account, including cash, to be treated as a ‘‘financial asset’’ within the meaning of Section 8-102(a)(9) of the UCC for the purposes of Article 8 of the UCC.

(c)    In addition to the foregoing, each applicable Grantor shall take all steps required under the laws of Ireland and Bermuda in order to ensure the validity, perfection, priority and enforceability of the security interests and charge granted hereunder.

(d)    Without limiting the foregoing, the Issuer and the Security Trustee agree, and the Security Trustee shall cause each Securities Intermediary, to take such different or additional action as may be required based upon any Opinion of Counsel received pursuant to Section 2.18 in order to maintain the perfection and priority of the security interest of the Security Trustee in the Relevant Collateral in the event of any change in applicable law or regulation, including Articles 8 and 9 of the UCC and regulations of the U.S. Department of the Treasury governing transfers of interests in Government Securities.

Section 2.10.    Further Assurances.    (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor shall promptly execute and deliver all further instruments and documents, and take all further action (including under the laws of any foreign jurisdiction), that may be necessary or desirable, or that the Security Trustee may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Security Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall: (i) if any Collateral shall be evidenced by a promissory note or other instrument or tangible chattel paper (as defined in Section 9-102(a)(78) of the UCC), deliver and pledge to the Security Trustee hereunder such note or instrument or tangible chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Security Trustee may reasonably request, in order to perfect (and maintain perfection of) and preserve the pledge, assignment and security interest granted or purported to be granted hereby and (iii) execute, file, record, or register such additional documents and supplements to this Agreement, including any further assignments, security agreements pledges, grants and transfers, as may be required by or desirable under the laws of any foreign jurisdiction, or as the Security Trustee may reasonably request, to create, attach, perfect, validate, render enforceable, protect or establish the priority of the security interest and lien of this Agreement.

(b)    Each Grantor hereby authorizes the Security Trustee to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(c)    Each Grantor shall furnish or cause to be furnished to the Security Trustee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Security Trustee may reasonably request, all in reasonable detail; provided that, to the extent that (in the case of any Assigned Lease) such statements, schedules or reports (or the data needed to prepare them) can be obtained only from the Servicer, no Grantor shall be required to obtain any such statements, schedules, reports or data beyond those to which it is entitled under the Servicing Agreement.

(d)    Each Grantor shall, immediately upon the organization or acquisition by such Grantor of any Issuer Subsidiary, including, without limitation, any Pledged Aircraft Interests, cause such Issuer Subsidiary to enter into a Grantor Supplement.

(e)    With respect to each Aircraft that is on the date hereof or at any time prior to the date that is two years after the date hereof registered in the United States of America, each Grantor shall, so long as such Aircraft is so registered, and (i) in the case of an Aircraft that is not subject to an Assigned Lease, register and record with the FAA an Aircraft Mortgage with respect to such Aircraft and (ii) in the case of an Aircraft that is subject to an Assigned Lease, register and record with the FAA an Aircraft Mortgage and Lease Assignment with respect to such Aircraft.

(f)    Each Grantor shall, if at any time (i) after the filing with the FAA of an Aircraft Mortgage with respect to an applicable Aircraft such Aircraft becomes subject to an Assigned

Lease or (ii) on or after the date that is two years after the date hereof an applicable Aircraft is registered in the United States of America and is subject to an Assigned Lease, register and record with the FAA an FAA Lease Security Assignment with respect to such Aircraft.

(g)    With respect to each Aircraft that is on the date hereof or at any time prior to the date that is two years after the date hereof registered in Ireland, each Grantor shall, so long as such Aircraft is so registered, enter into an Aircraft Mortgage with respect to such Aircraft.

(h)    Each Grantor shall register or cause to be registered or consent to the registration with the International Registry of (collectively, the ‘‘Required Cape Town Registrations’’): (i) the International Interest provided for hereunder with respect to each Aircraft Object where the relevant Grantor is situated in a Contracting State or if such Aircraft Object is an airframe registered in a Contracting State; (ii) the International Interest provided for in any Cape Town Lease to which such Grantor is a lessor or lessee; (iii) the assignment to the Security Trustee of each International Interest described in clause (ii) and assigned to the Security Trustee hereunder; and (iv) the Contract of Sale with respect to any Aircraft by which title to such Aircraft is conveyed by or to such Grantor, but only if the seller under such Contract of Sale is situated in a Contracting State. To the extent that (A) the Security Trustee’s consent is required for any such registration, or (B) the Security Trustee is required to initiate any such registration, the Security Trustee shall ensure that such consent or the such initiation of such registration is effected, and no Grantor shall be in breach of this Section should the Security Trustee fail to do so in a proper fashion.

Section 2.11.    Place of Perfection; Records.    (a) Each Grantor shall keep its jurisdiction of organization, chief place of business and chief executive office and the office where it keeps its records concerning the Collateral at the location therefor specified in Schedule IV or, upon 30 days’ prior written notice to the Security Trustee, at such other locations in a jurisdiction where all actions required by Section 2.03(d) shall have been taken with respect to the Collateral. Each Grantor shall hold and preserve such records and shall permit representatives of the Security Trustee at any time during normal business hours to inspect and make abstracts from such records, all at the sole cost and expense of such Grantor and permit representatives of the Security Trustee to be present at such Grantor’s place of business to receive copies of all the communications and remittances relating to the Collateral, and forward copes of any notices or communications received by such Grantor with respect to the Collateral, all in such manner as the Security Trustee may require.

(b)    The Issuer hereby represents and warrants that it has no place of business within the United States of America and that it shall not establish any place of business within the United States of America unless it shall have given the Security Trustee 30 days’ prior written notice thereof and shall have taken such action, if any, reasonably requested by the Security Trustee to ensure the perfection and priority of the security interest granted hereunder.

(c)    Each Issuer Subsidiary that is a trust represents and warrants that the trust agreement pursuant to which such Issuer Subsidiary was established specifies a name for the trust and such name is the name specified on the signature page hereof or of a Grantor Supplement.

Section 2.12.    Voting Rights; Dividends; Etc.    (a) So long as no Default Notice shall have been delivered to the Issuer and no Acceleration Default shall have occurred and be continuing:

(i)    Each of the Grantors shall be entitled to exercise any and all voting and other consensual rights pertaining to all or any part of the Security Collateral, Membership Interest Collateral and Beneficial Interest Collateral pledged by such Grantor for any purpose not inconsistent with the terms of this Agreement, the charter documents of such Grantor or the Indenture; provided that such Grantor shall not exercise or shall refrain from exercising any such right to the extent that, in its judgment, such action would have a material adverse effect on the value of all or any part of the Security Collateral, Membership Interest Collateral or the Beneficial Interest Collateral as Collateral for the Secured Obligations; and

(ii)    The Security Trustee shall execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies and other instruments as such Grantor may reasonably request in writing and provide for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 2.12(a)(i).

(b)    Whether or not any Default or Event of Default shall have occurred, any and all distributions, dividends and interest paid in respect of the Security Collateral, Membership Interest Collateral and Beneficial Interest Collateral pledged by such Grantor, including any and all (i) distributions, dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral; (ii) distributions, dividends and other distributions paid or payable in cash in respect of such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral shall be paid into the Collections Account or shall be forthwith delivered to the Security Trustee, as applicable and, if received by such Grantor, shall be received in trust for the benefit of the Security Trustee, be segregated from the other property or funds of such Grantor and be forthwith paid to the Collections Account or delivered to the Security Trustee in the same form as so received (with any necessary indorsement).

(c)    Upon the delivery of a Default Notice to any Issuer Group Member or during the continuance of an Acceleration Default, all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 2.12(a)(i) and 2.12(a)(ii) shall cease, and all such rights shall thereupon become vested in the Security Trustee, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights (including, but not limited to, the right, subject to the restrictions set forth in the applicable organizational documents, to remove or appoint any trustee, directors and officers of any direct or indirect subsidiary of the Issuer); provided that the Security Trustee shall have no obligation to exercise such voting or consensual right without written instruction from the Senior Representative.

Section 2.13.    Transfers and Other Encumbrances; Additional Shares or Interests.    (a) No Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or suffer to exist any Encumbrance upon or with respect to any of the Collateral of such Grantor, in the case of clause (i) or (ii) other than the pledge, assignment and security interest created by this Agreement and as otherwise provided or permitted herein, in the Indenture or in the Servicing Agreement.

(b)    Except as otherwise provided pursuant to Section 5.02(l) of the Indenture, the Issuer Subsidiaries shall not, and the Issuer shall not permit the Issuer Subsidiaries to, issue, deliver or sell any shares, interests, participations or other equivalents. Any beneficial interest or capital stock or other securities or interests issued in respect of or in substitution for the Pledged Shares or the Pledged Beneficial Interest (or any Membership Interest Collateral (if any), as applicable) shall be issued or delivered (with any necessary endorsement) to the Security Trustee.

(c)    All distributions, dividends and interest payments that are received by such Grantor contrary to the provisions of Section 2.13(a) or (b) shall be received in trust for the benefit of the Security Trustee, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Security Trustee as Security Collateral or Beneficial Interest Collateral as the case may be, in the same form as so received (with any necessary indorsement).

Section 2.14.    Security Trustee Appointed Attorney-in-Fact.    Each Grantor hereby irrevocably appoints the Security Trustee such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Security Trustee’s discretion, to take any action and to execute any instrument that the Security Trustee may deem necessary or advisable to accomplish the purposes of this Agreement, and in the case of the Grantors incorporated in Ireland, such appointment shall be by way of security, including:

(a)    to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)    to receive, indorse and collect any drafts or other instruments and documents included in the Collateral;

(c)    to file any claims or take any action or institute any proceedings that the Security Trustee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Security Trustee with respect to any of the Collateral; and

(d)    to execute and file any financing or continuation statements, or amendments thereto or any FAA Lease Security Assignment, and such other instruments or notices, as may be necessary or desirable, including as may be identified to the Security Trustee pursuant to the Opinion of Counsel described in Section 2.18 in order to perfect and preserve the pledge, assignment and security interest granted hereby;

provided that the Security Trustee’s exercise of any such power shall be subject to Section 2.08(e) and Section 8.02.

Section 2.15.    Security Trustee May Perform.    If any Grantor fails to perform any agreement contained in this Agreement, the Security Trustee may (but shall not be obligated to) itself perform, or cause performance of, such agreement, and the expenses of the Security Trustee incurred in connection with doing so shall be payable by such Grantor.

Section 2.16.    Covenant to Pay.    Each Grantor covenants with the Security Trustee (for the benefit of the Security Trustee and the Secured Parties) that it will pay or discharge any monies and liabilities whatsoever that are now, or at any time hereafter may be, due, owing or payable by such Grantor in any currency, actually or contingently, solely and/or jointly, and/or severally with another or others, as principal or surety on any account whatsoever pursuant to the Service Provider Documents, the Indenture, the Notes, the Secured Credit Facilities and the Secured Hedge Agreements in accordance with their terms. Each Grantor agrees that no payment or distribution by such Grantor pursuant to the preceding sentence shall entitle such Grantor to exercise any rights of subrogation in respect thereof until all Secured Obligations have been paid in full. If no Default Notice has been delivered and no Acceleration Default is continuing, all such payments shall be made in accordance with Section 3.09(a) of the Indenture; if a Default Notice has been declared or an Acceleration Default is continuing, all such payments shall be made in accordance with Section 3.09(b) of the Indenture.

Section 2.17.    Delivery of Collateral Supplements.    Upon (a) the acquisition by any Grantor of any Relevant Collateral or (b) the establishment of any Non-Trustee Account, each relevant Grantor shall concurrently execute and deliver to the Security Trustee a Collateral Supplement duly completed with respect to such Collateral and shall take such steps with respect to the perfection of such Collateral as are called for by this Agreement for Collateral of the same type; provided that the foregoing shall not be construed to impair or otherwise derogate from any restriction on any such action in any Related Document; and provided, further, that the failure of any Grantor to deliver any Collateral Supplement as to any such Collateral shall not impair the lien of this Agreement as to such Collateral.

Section 2.18.    Annual Opinion.    Upon each anniversary of the Initial Closing Date, the Issuer shall cause to be delivered to the Security Trustee an Opinion of Counsel to the effect that (i) during the preceding year there has not occurred any change of New York law that would require the taking of any action in order to maintain the perfection or priority of the lien of this Agreement on the Collateral or, if there has been such a change, setting forth the actions so to be taken and (ii) no additional UCC financing statement, continuation statement or amendment thereof will be necessary during the next twelve months to maintain the perfected security interest of the Security Trustee on the Collateral or identify any such required UCC financing statement, continuation statement or amendment. The Issuer agrees to take all such actions as may be indicated in any such opinion, except that, as provided in Section 2.09, the Security Trustee shall take any such actions as may be required with respect to any Securities Intermediary.

Section 2.19.    Covenant Regarding Control.    No Grantor shall cause or permit any Person other than the Security Trustee to have ‘‘control’’ (as defined in Section 9-104, 9-105, 9 106, or 9-107 of the UCC) of any ‘‘deposit account,’’ ‘‘electronic chattel paper,’’ ‘‘investment property,’’ ‘‘supporting obligations’’ or ‘‘letter of credit right’’ (as such terms are defined in Article 9 of the UCC).

Section 2.20.    As to Irish Law.    Notwithstanding anything to the contrary contained in this Agreement and in addition to and without prejudice to any other rights or power of the Security Trustee under this Agreement or under general law in any relevant jurisdiction, at any time that the Collateral shall become enforceable, the Security Trustee shall be entitled to appoint a receiver under this Agreement or under the Conveyancing and Law of Property Act, 1881 (as amended and as the same may be amended, modified or replaced from time to time, the ‘‘1881 Act’’) and such receiver shall have all such powers, rights and authority conferred under the 1881 Act, this Agreement and otherwise under the laws of Ireland without any limitation or restriction imposed by the 1881 Act or otherwise under the laws of Ireland which may be excluded or removed. Sections 17 and 20 of the 1881 Act shall not apply to the Collateral or any receiver appointed under this Agreement or under the 1881 Act and section 24(b) of the 1881 Act shall not apply to the Collateral or to any receiver appointed under this Agreement.

Section 2.21.    As to French law.    For the purposes of the appointment of the Security Trustee by the Secured Parties under Section 5.01 hereof in respect of such Collateral governed by French law (which includes, in particular but without limitation, the French Account Pledges over the bank accounts of JET-i 2728 Leasing S.A.R.L. and the French Share Pledges under Section 2.23, to be granted on or about the date hereof), it is specified that the Security Trustee is duly empowered to, on behalf of each Secured Party, take, hold and enforce such Collateral and, accordingly, enter into any documents and take any action (including any step towards obtaining a titre executoire and to file any claim (déclaration de créance) in any pre-insolvency or insolvency proceedings (procédures de sauvegarde, de redressement ou de liquidation judicaires) opened against any Grantor incorporated under the laws of France, in connection with such Collateral.

Section 2.22.    Irish Share Charges.    The Issuer undertakes with the Security Trustee to enter into the Irish Share Charge in respect of, inter alia, the issued share capital held by it of any Issuer Subsidiary which is incorporated under the laws of Ireland on the date of the acquisition of such shares pursuant to the Asset Purchase Agreement.

Section 2.23.    French Share Pledges and Account Pledges.    The Issuer undertakes with the Security Trustee to enter into a French Share Pledge on the relevant date that the Issuer acquires the shares of JET-i 2728 Leasing S.A.R.L. pursuant to the Asset Purchase Agreement. The Issuer further undertakes with the Security Trustee to enter into a French Account Pledge with respect to any Account held in France.

Section 2.24.    Irish Account Charges.    The Issuer undertakes with the Security Trustee to enter into an Irish Account Charge in respect of the Irish Rental Account and the Irish VAT Refund Account, respectively, on the date of the establishment of such account.

Section 2.25.    Limitations as to French Law.    Notwithstanding anything to the contrary in any Related Document, the liability of each Grantor incorporated in France in its capacity as Grantor under this Agreement shall be limited at all times to the greater of (i) the Secured Obligations and (ii) the aggregate amount of the Collateral. In any event, the guarantee given by any Grantor that is incorporated in France shall not cover (x) any obligation or liability which, if incurred, would constitute a misuse of corporate assets as defined under article L.241-3 of the French Commercial Code or any article or regulation to the same effect or (y) any obligation undertaken by any person arising from the acquisition of the shares in any Grantor that is incorporated in France, including but not limited to the payment of the purchase price thereof.

ARTICLE III
REMEDIES

Section 3.01.    Remedies.    Upon delivery of a Default Notice pursuant to Section 4.02 of the Indenture or if any Acceleration Default under the Indenture shall have occurred and be continuing:

(a)    The Security Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may (i) require any Grantor to, and such Grantor hereby agrees that it shall at its expense and upon request of the Security Trustee forthwith, assemble all or part of the Collateral as directed by the Security Trustee and make it available to the Security Trustee at a place to be designated by the Security Trustee that is reasonably convenient to both parties, (ii) without notice except as specified below, sell or cause the sale of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Security Trustee’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Security Trustee may deem commercially reasonable and (iii) exercise all rights of the applicable Grantors under any other agreement in respect of any Intercompany Loan or of any Grantor under any Lease. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Security Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Security Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Notwithstanding any provision in this Agreement to the contrary, any such sale shall not be subject to the restrictions described in Section 5.02(g) of the Indenture.

(b)    The Security Trustee may, in addition to or in connection with any other remedies available hereunder or under any other Applicable Law, exercise any and all remedies granted in the Cape Town Convention as it shall determine in its sole discretion. In connection therewith, the parties hereby agree to the extent permitted by Applicable Law that (i) Article 9(1) and Article 9(2) of the Convention, wherein the parties may agree or the court may order that any Collateral shall vest in the Security Trustee in or towards satisfaction of the Secured Obligations, shall not preclude the Security Trustee from obtaining title to any Collateral pursuant to any other remedies available under Applicable Law (including but not limited to Article 9-620 of the UCC); (ii) any surplus of cash or cash proceeds held by the Security Trustee and remaining after payment in full of all the Secured Obligations shall be paid over to the relevant Grantors or whomsoever may be lawfully entitled to receive such surplus; and (iii) the Security Trustee may obtain from any applicable court, pending final determination of any claim resulting from an Event of Default, speedy relief in the form of any of the orders specified in Article 13 of the Convention and Article X of the Protocol as the Security Trustee shall determine in its sole and absolute discretion, subject to any procedural requirements prescribed by Applicable Laws.

(c)    All cash proceeds received by the Security Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Security Trustee, be held by the Security Trustee as collateral for, and/or then or at any time thereafter applied in whole or in part by the Security Trustee for the benefit of the Secured Parties against, all or any part of the Secured Obligations in accordance with Article VII of this Agreement and Articles III and X of the Indenture. Any surplus of such cash or cash proceeds held by the Security Trustee and remaining after payment in full of all the Secured Obligations shall be paid over to the relevant Grantors or whomsoever may be lawfully entitled to receive such surplus. Any amount received for any sale or sales conducted in accordance with the terms of this Section 3.01 shall be deemed conclusive and binding on the Issuer, each Grantor and the Secured Parties.

ARTICLE IV
SECURITY INTEREST ABSOLUTE

Section 4.01.    Security Interest Absolute.    A separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Grantor or whether any other Grantor is joined in any such action or actions. All rights of the Security Trustee and the security interest and lien granted under, and all obligations of each Grantor under, this Agreement shall be absolute and unconditional, irrespective of:

(a)    any lack of validity or enforceability of any Related Document, Assigned Document, Eligible Credit Facility or Hedge Agreement or any other agreement or instrument relating thereto;

(b)    any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Related Document, Assigned Document, Eligible Credit Facility or Hedge Agreement or any other agreement or instrument relating thereto;

(c)    any taking, exchange, release or non-perfection of the Collateral or any other collateral or taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

(d)    any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of such Grantor;

(e)    any change, restructuring or termination of the corporate, company or trust structure or existence as applicable of any Grantor; or

(f)    any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third-party grantor of a security interest or a Person deemed to be a surety.

ARTICLE V
THE SECURITY TRUSTEE AND THE OPERATING BANK

Section 5.01.    Authorization and Action.    (a) Each Secured Party by its acceptance of the benefits of this Agreement hereby appoints and authorizes DBTCA as the initial Security Trustee to take such action as trustee on behalf of the Secured Parties and to exercise such powers and discretion under this Agreement and the other Related Documents as are specifically delegated to the Security Trustee by the terms of this Agreement and of the Related Documents, and no implied duties and covenants shall be deemed to arise against the Security Trustee.

(b)    The Security Trustee accepts such appointment and agrees to perform the same but only upon the terms of this Agreement and the Indenture and agrees to receive and disburse all moneys received by it in accordance with the terms of this Agreement and the Indenture. The Security Trustee in its individual capacity shall not be answerable or accountable under any circumstances, except for its own willful misconduct or gross negligence (or simple negligence in the handling of funds or breach of any of its representations or warranties set forth in this Agreement) and the Security Trustee shall not be liable for any action or inaction of any Grantor or any other parties to any of the Related Documents.

Section 5.02.    Absence of Duties.    The powers conferred on the Security Trustee under this Agreement with respect to the Collateral are solely to protect its interest in this Agreement and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it under this Agreement, the Security Trustee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve or perfect rights against any parties or any other rights pertaining to any Collateral; provided that, if the Security Trustee receives any notices with respect to the Collateral, it shall promptly transmit such notices to the Senior Representative. The Security Trustee shall have no duty to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of any Grantor or Lessee.

Section 5.03.    Representations or Warranties.    The Security Trustee does not make, and shall not be deemed to have made, any representation or warranty as to the validity, legality or enforceability of this Agreement, any other Related Document or any other document or instrument or as to the correctness of any statement contained in any thereof, or as to the validity or sufficiency of any of the pledge and security interests granted hereby, except that the Security Trustee in its individual capacity hereby represents and warrants (a) that each such specified document to which it is a party has been or will be duly executed and delivered by one of its officers who is and will be duly authorized to execute and deliver such document on its behalf, and (b) this Agreement is the legal, valid and binding obligation of DBTCA, enforceable against DBTCA in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

Section 5.04.    Reliance; Agents; Advice of Counsel.    (a) The Security Trustee shall incur no liability to anyone as a result of acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document believed by it to be genuine and believed by it to be signed by the proper party or parties. The Security Trustee may accept a copy of a resolution of the board or other governing body of any party to this Agreement or any Related Document, certified by the Secretary or an Assistant Secretary thereof or other duly authorized Person of such party as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said board or other governing body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described in this Agreement, the Security Trustee shall be entitled to receive and may for all purposes hereof conclusively rely on, and shall be fully protected in acting or refraining from acting upon, a certificate, signed by an officer of any duly authorized Person, as to such fact or matter, and such certificate shall constitute full protection to the Security Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. The Security Trustee shall furnish to each Service Provider upon request such information and copies of such documents as the Security Trustee may have and as are necessary for such Service Provider to perform its duties under the applicable Related Documents. The Security Trustee shall assume, and shall be fully protected in assuming, that each other party to this Agreement is authorized by its constitutional documents to enter into this Agreement and to take all action permitted to be taken by it pursuant to the provisions of this Agreement, and shall not inquire into the authorization of such party with respect thereto.

(b)    The Security Trustee may execute any of the powers hereunder or perform any duties under this Agreement either directly or by or through agents (including financial advisors) or attorneys or a custodian or nominee, and the Security Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

(c)    The Security Trustee may consult with counsel, and any opinion of counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such advice or opinion of counsel.

(d)    The Security Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation hereto, at the request, order or direction of any of the Secured Parties, pursuant to the provisions of this Agreement, unless such Secured Party shall have offered to the Security Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

(e)    The Security Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Security Trustee to perform, or be responsible or liable for the manner of performance of, any obligations of the Issuer or the Cash Manager under any of the Related Documents.

(f)    The Security Trustee shall not be liable for any Costs, Taxes or the selection of Permitted Account Investments or for any investment losses resulting from Permitted Account Investments.

(g)    When the Security Trustee incurs expenses or renders services in connection with an exercise of remedies specified in Section 3.01 or during a case or proceeding described in Section 7.03(a), such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors’ rights generally.

(h)    The Security Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Security Trustee obtains actual knowledge of such event or the Security Trustee receives written notice of such event from any of the Secured Parties or the Cash Manager.

(i)    The Security Trustee shall have no duty to monitor the performance of the Issuer, the Cash Manager or any other party to the Related Documents, nor shall it have any liability in connection with the appointment of the Cash Manager, or the malfeasance or nonfeasance by such parties. The Security Trustee shall have no liability in connection with non-compliance by the Issuer, the Cash Manager or any lessee under a Lease with statutory or regulatory requirements related to the Collateral, any Aircraft or any Lease. The Security Trustee shall not make or be deemed to have made any representations or warranties with respect to the Collateral, any Aircraft or any Lease or the validity or sufficiency of any assignment or other disposition of the Collateral, any Aircraft, or any Lease.

Section 5.05.    Cape Town Convention.    The Security Trustee, during the term of this Agreement, shall establish and maintain a valid and existing account as a Transacting User with the International Registry and appoint an Administrator (and/or a Professional User) to make registrations in regard to the Collateral as required by this Agreement.

Section 5.06.    No Individual Liability.    The Security Trustee shall have no individual liability in respect of all or any part of the Secured Obligations, and all shall look, subject to the lien and priorities of payment provided herein and in the Indenture, only to the property of the Grantors for payment or satisfaction of the Secured Obligations.

Section 5.07.    The Operating Bank.    The Operating Bank shall be entitled to the immunities and privileges of the Security Trustee under Sections 5.03 and 5.04(a), (e) and (g). The Operating Bank agrees to perform its duties hereunder in accordance with the requirements of, and subject to the limitations of the duties of, a Securities Intermediary under the UCC.

ARTICLE VI
SUCCESSOR TRUSTEES AND OPERATING BANK

Section 6.01.    Resignation and Removal of Security Trustee.    The Security Trustee may resign at any time without cause by giving at least 30 days’ prior written notice to the Issuer and the Senior Representative. The Senior Representative may at any time remove the Security Trustee without cause by an instrument in writing delivered to the Secured Parties and the Security Trustee. No resignation or removal of the Security Trustee pursuant to this Section 6.01 shall become effective prior to the date of appointment by the Senior Representative of a successor Security Trustee and the acceptance of such appointment by such successor Security Trustee.

Section 6.02.    Appointment of Successor.    (a) In the case of the resignation or removal of the Security Trustee, the Senior Representative, on behalf of the Secured Parties, shall promptly appoint a successor Security Trustee. If a successor Security Trustee shall not have been appointed and accepted its appointment hereunder within 60 days after the Security Trustee gives notice of resignation, the retiring Security Trustee or the Secured Parties (or Senior Representative on behalf of the Secured Parties) or the Policy Provider may petition any court of competent jurisdiction for the appointment of a successor Security Trustee. Any successor Security Trustee so appointed by such court shall immediately and without further act be superseded by any successor Security Trustee appointed as provided in the first sentence of this paragraph within one year from the date of the appointment by such court.

(b)    Any successor Security Trustee shall execute and deliver to the Secured Parties an instrument accepting such appointment. Upon the acceptance of any appointment as Security Trustee hereunder, a successor Security Trustee, upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to this Agreement, and such other instruments or notices, as may be necessary or desirable, or as the Senior Trustee may request, in order to continue the perfection (if any) of the liens granted or purported to be granted hereby, shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Security Trustee, and the retiring Security Trustee shall be discharged from its duties and obligations under this Agreement and the other Related Documents. The retiring Security Trustee shall take all steps necessary to transfer all Collateral in its possession and all its control over the Collateral to the successor Security Trustee. After any retiring Security Trustee’s resignation or removal hereunder as to any actions taken or omitted to be taken by it while it was Security Trustee, the provisions of all of Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Security Trustee under this Agreement.

(c)    Each Security Trustee shall be an Eligible Institution, if there be such an institution willing, able and legally qualified to perform the duties of a Security Trustee hereunder.

(d)    Any corporation into which the Security Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Security Trustee shall be a party, or any corporation to which substantially all the business of the Security Trustee may be transferred, shall be the Security Trustee under this Agreement without further act.

(e)    Following the resignation or removal of the Security Trustee, and the appointment and acceptance of such appointment by a successor Security Trustee, all references to ‘‘New York’’ in Sections 2.05 and 2.09 herein shall be deemed to refer to the state in which the Security Trustee is physically located. Upon acceptance of such appointment by a successor Security Trustee (unless the Policy Provider or any provider of an Eligible Credit Facility is the Controlling Party and as Senior Representative has removed the original Security Trustee), the Issuer shall cause to be delivered to the Security Trustee, the Trustee, the Initial Liquidity Facility Provider and the Policy Provider an opinion of counsel setting forth any actions that must be taken to maintain the perfection and priority of the lien of this Agreement on the Collateral and the Issuer shall cause such action to be taken. Thereafter, any opinions delivered in connection with such successor Security Trustee shall be delivered in place of the applicable New York law opinions to be delivered hereunder.

Section 6.03.    The Operating Bank.    If at any time the Person acting as the Operating Bank is no longer the Security Trustee, the Security Trustee shall so notify the Cash Manager and the Issuer, and the Security Trustee shall cause the Cash Manager to establish and maintain the Security Trustee Accounts with the Person then acting as the Security Trustee as provided in the [Cash Management Agreement] and the Person then acting as the Security Trustee shall assume the obligations of the Operating Bank under this Agreement.

ARTICLE VII
AGREEMENT BETWEEN SECURED PARTIES

Section 7.01.    Subordination and Priority.    (a) Notwithstanding the date, manner or order of attachment or perfection (if any) or the description of any collateral or security interests, liens, claims or encumbrances covered or granted by Section 2.01, each Subordinated Representative agrees that the respective rights and interest of the Subordinated Creditors in the Collateral are and shall be subordinate, to the extent and in the manner hereinafter and in Articles III and X of the Indenture set forth, to all rights and interest of the Senior Creditors in the Collateral, and that the Senior Creditors shall have at all times interests prior and senior to that of the Subordinated Creditors in all Collateral until the payment in full of all Senior Obligations owed to such Senior Creditors.

(b)    For the purposes of this Agreement, no Senior Obligations shall be deemed to have been paid in full until and unless the Senior Creditors in respect of such Senior Obligations shall have received payment in full of such Senior Obligations.

(c)    Notwithstanding anything contained herein to the contrary, payments from any property (or the proceeds thereof) deposited in the Defeasance/Redemption Account or the Refinancing Account pursuant to Section 3.11(a) or Article XI of the Indenture, payments under the Policy and payments pursuant to Section 3.14 or 3.15 of the Indenture shall not be subordinated to the prior payment of any Senior Creditors in respect of any Senior Obligations or subject to any other restrictions set forth in this Article VII and Article X of the Indenture, and none of the Senior Creditors shall be obligated to pay over any payments from any such property to the Security Trustee or any other creditor of any of the Grantors.

Section 7.02.    Exercise of Remedies.    (a) Until the date on which all the Senior Obligations shall have been paid in full, the Senior Representative, in its sole discretion and to the exclusion of the Subordinated Representatives, shall have, whether or not any default under the Indenture shall have occurred and be continuing and both before and after the commencement of any proceeding referred to in Section 7.03(a), the sole and exclusive right to direct the Security Trustee to take all action with respect to the Collateral, including the right to exercise or direct voting or other consensual rights, to foreclose or forebear from foreclosure in respect of the Collateral and to accept the Collateral in full or partial satisfaction of any Senior Obligation, all in accordance with the terms of this Agreement. The Subordinated Representatives agree that, until the Senior Obligations have been paid in full, the only right of the Subordinated Creditors under this Agreement is for the Subordinated Obligations to be secured by the Collateral for the period and to the extent provided for herein or in the Indenture and to receive a share of the proceeds of the Collateral, if any, subject to payment priorities set forth in Section 3.09 of the Indenture.

(b)    The Subordinated Representatives agree that, so long as any of the Senior Obligations shall remain unpaid, they and the Subordinated Creditors will not commence, or join with any creditor other than the Security Trustee and the Senior Creditors in commencing, any enforcement, collection, execution, levy or foreclosure proceeding with respect to the Collateral or proceeds of Collateral. Upon request by the Senior Representative, the Subordinated Representatives and the Subordinated Creditors will, at the expense of the Issuer, join in enforcement, collection, execution, levy or foreclosure proceedings and otherwise cooperate fully in the maintenance of such proceedings by the Security Trustee, including by executing and delivering all such consents, pleadings, releases and other documents and instruments as the Security Trustee may reasonably request in connection therewith, it being understood that the conduct of such proceedings shall at all times be under the exclusive control of the Security Trustee acting upon the directions of the Senior Representative.

(c)    The Subordinated Representatives agree, upon written request by the Senior Representative, to release the liens and security interests in favor of the Subordinated Creditors in any Collateral and to execute and deliver all such directions, consents, pleadings, releases and other documents and instruments as the Senior Representative may reasonably request in connection therewith, upon any sale, lease, transfer or other disposition of such Collateral or part thereof in accordance with, or for application of proceeds pursuant to, Sections 7.01(a) and 7.02(a).

(d)    The Subordinated Representatives agree that neither they nor any Subordinated Creditors will contest, or bring (or join in) any action or proceeding for the purpose of contesting, the validity, perfection or priority of, or seeking to avoid, the rights of the Senior Representative or the Senior Creditors in or with respect to the Collateral.

Section 7.03.    Further Agreements of Subordination.    The Subordinated Representatives agree as follows:

(a)    Upon any distribution of all or any of the Collateral or proceeds of Collateral to creditors of any Grantor upon the dissolution, winding-up, liquidation, arrangement, reorganization, adjustment, protection, relief, or composition of such Grantor or its debts, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or similar case or proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of such Grantor, or otherwise, any distribution of any kind of Collateral or proceeds of Collateral that otherwise would be deliverable upon or with respect to the Subordinated Obligations shall be delivered directly to the Security Trustee for application (in the case of cash) to or as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Obligations until the Senior Obligations shall have been paid in full.

(b)    If any case or proceeding referred to in Section 7.03(a) is commenced by or against any Grantor,

(i)    the Security Trustee is hereby irrevocably authorized and empowered (in its own name or in the name of the Secured Parties or otherwise), but shall have no obligation, to demand, sue for, collect and receive every distribution referred to in subsection (a) above and give acquittance therefor and to file claims and proofs of claim and take such other action (including enforcing this Agreement) as it may deem necessary or advisable, or as the Senior Representative may direct, for the exercise or enforcement of any of the rights or interests of the Senior Creditors hereunder; and

(ii)    the Subordinated Representatives shall duly and promptly take such action, at the expense of the Issuer, as the Senior Representative may request (A) to collect Collateral and proceeds of Collateral for the account of the Senior Creditors and to file appropriate claims or proofs of claim in respect of Collateral and proceeds of Collateral, (B) to execute and deliver to the Security Trustee such powers of attorney, assignments, or other instruments as the Senior Representative may request in order to enable it to enforce any and all claims with respect to the Collateral and proceeds of Collateral and (C) to collect and receive any and all payments or distributions that may be payable or deliverable upon or with respect to the Collateral or proceeds of Collateral. Without limiting the generality of any of the foregoing, if any proceeding referred to in Section 7.03(a) is commenced by or against any Grantor, the Subordinated Creditors shall, upon written demand from the Senior Representative or the Security Trustee, file such claims in such proceeding as the Senior Representative or the Security Trustee, as applicable, shall request in such written demand or any subsequent written demand provided in connection therewith; provided, however, that should one or more Subordinated Creditors fail to comply fully with any such demand within thirty (30) days of receipt by such Subordinated Creditor of the relevant demand, such Subordinated Creditor (by holding its respective Notes) shall be deemed to have irrevocably appointed the Security Trustee its attorney-in-fact to file and prosecute any such claim and to dispose of any proceeds of such filing or prosecution in accordance with the terms hereof and of the other Related Documents.

(c)    All payments or distributions upon or with respect to the Collateral or proceeds of Collateral that are received by the Subordinated Representatives or the Subordinated Creditors contrary to the provisions of this Agreement shall be received for the benefit of the Senior

Creditors, shall be segregated from other funds and property held by the Subordinated Representatives or the Subordinated Creditors and shall be forthwith paid over to the Security Trustee in the same form as so received (with any necessary indorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Obligations in accordance with the terms thereof.

(d)    The Senior Representative is hereby authorized to demand specific performance of this Agreement at any time when any of the Subordinated Representatives or the Subordinated Creditors shall have failed to comply with any of the provisions of this Agreement applicable to them. The Subordinated Representatives hereby irrevocably waive, on their own behalf and on behalf of the Subordinated Creditors, any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

Section 7.04.    Rights of Subrogation.    The Subordinated Representatives agree that no payment or distributions to the Senior Representative or the Senior Creditors pursuant to the provisions of this Agreement shall entitle any Subordinated Representative or any Subordinated Creditor to exercise any rights of subrogation in respect thereof until all Obligations constituting Senior Obligations with respect to such Person shall have been paid in full.

Section 7.05.    Further Assurances of Subordinated Representatives.    Each of the Subordinated Representatives shall, at the expense of the Issuer, at any time and from time to time promptly execute and deliver all further instruments and documents, and take all further action, that the Senior Representative or the Security Trustee may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Senior Representative and the Security Trustee to exercise and enforce their rights and remedies hereunder.

Section 7.06.    No Change in Rights in Collateral.    The Subordinated Representatives and the Subordinated Creditors will not sell, assign, pledge, encumber or otherwise dispose of any of their rights in the Collateral as such or in proceeds of Collateral as such, without the prior written consent of the Senior Representative. Nothing in this Section 7.06 shall limit the right of any Subordinated Creditor to transfer any Subordinated Obligation including any Note.

Section 7.07.    Waiver of Marshalling and Similar Rights.    Each of the Subordinated Representatives waives, on its own behalf and on behalf of the Subordinated Creditors, to the fullest extent permitted by applicable law, any requirement regarding, and agrees not to demand, request, plead or otherwise claim the benefit of, any marshalling, appraisement, valuation or other similar right with respect to the Collateral that may otherwise be available under applicable law or any other similar rights a junior creditor or junior secured creditor may have under applicable law.

Section 7.08.    Enforcement.    Each of the Subordinated Representatives agrees that this Agreement shall be enforceable against it and the Subordinated Creditors under all circumstances, including in any proceeding referred to in Section 7.03(a).

Section 7.09.    Obligations Not Affected.    All rights and interests of the Senior Representative, the Senior Creditors and the Security Trustee hereunder, and all agreements and obligations of the Subordinated Representatives under this Agreement, shall remain in full force and effect irrespective of:

(a)    any lack of validity or enforceability of this Agreement, any Assigned Document, Note, Secured Credit Facility or Secured Hedge Agreement or any other agreement or instrument relating thereto;

(b)    any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Senior Obligations, or any other amendment or waiver of or any consent to any departure from this Agreement, any Service Provider Document, Note, Secured Credit Facility or Secured Hedge Agreement or any other agreement or instrument relating thereto;

(c)    any taking, exchange, release or non-perfection of the Collateral or any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Obligations; or

(d)    any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Subordinated Representatives, the Subordinated Creditors, a subordinated creditor or a secured subordinated creditor or a Person deemed to be a surety.

This Agreement shall continue to be effective or shall be revived or reinstated, as the case may be, if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned by any Senior Creditor upon the insolvency, bankruptcy or reorganization of any Grantor, or otherwise, all as though such payment had not been made.

Section 7.10.    Waiver.    The Subordinated Representatives hereby waive, on their own behalf and on behalf of the Subordinated Creditors, to the fullest extent permitted by law, any right under Section 9-615 of the N.Y. Uniform Commercial Code to application of the proceeds of disposition (other than as contemplated by this Agreement), any right to notice and objection under Section 9-620 of the N.Y. Uniform Commercial Code and promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Obligations and this Agreement and any requirement that the Security Trustee protect, secure, perfect or insure any security interest or lien hereunder or otherwise or any Collateral or any other property subject thereto or exhaust any right or take any action against the Grantors or any other person or entity or any Collateral or any other collateral.

Section 7.11.    Senior Obligations and Subordinated Obligations Unimpaired.    Nothing in this Agreement shall impair (a) as between the Issuer and any Secured Party, the obligations of the Issuer to such Secured Party, including the Senior Obligations and the Subordinated Obligations or (b) as between the Senior Creditors and the Subordinated Creditors, the provisions relating to the priority of payments in the Indenture; provided that it is understood that the enforcement of rights and remedies against the Collateral shall be subject to the terms of this Agreement.

Section 7.12.    Upon Discharge of Obligations.    Upon the payment in full of the Senior Obligations in respect of which it is acting as Senior Representative, the Security Trustee shall, without any further action on its part, be relieved of any obligation under this Agreement with respect to such discharged Senior Obligations and this Agreement shall continue in effect as an agreement among the remaining Secured Parties.

Section 7.13.    Agreement of the Secured Parties.    Prior to the date which is one year and one day after the payment in full of the Notes, each Secured Party agrees by signing the Secured Party Supplement that in respect of amounts due to any Secured Party hereunder not to directly or indirectly take any action against the Issuer or any Issuer Subsidiary, seeking to adjudicate any of them as bankrupt or insolvent or to have an Irish law examiner appointed over any of them or any part of their undertaking; seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of its debt under any law relating to bankruptcy, insolvency or reorganization or relief of debtors; or seeking the entry of an order for relief of the appointment of a receiver, trustee, Irish law examiner or other similar official for either all or any substantial part of its property provided, however that nothing herein shall prevent the Security Trustee from otherwise participating in such bankruptcy proceeding instituted by any other Person.

ARTICLE VIII
INDEMNITY AND EXPENSES

Section 8.01.    Indemnity.    (a) The Issuer shall indemnify the Security Trustee (and its officers, directors, employees, representatives and agents) for, and defend and hold it harmless against, any loss, liability or expense (including reasonable legal fees and expenses) incurred by it without negligence or bad faith on its part in connection with the acceptance or administration of this Agreement and its duties hereunder, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties hereunder and hold it harmless against, any loss, liability or reasonable expense incurred without negligence or bad faith on its part. The Security Trustee shall notify the Issuer promptly of any claim asserted against the Security Trustee for which it may seek indemnity; provided that failure to provide such notice shall not invalidate any right to indemnity hereunder. The Issuer shall defend the claim and the Security Trustee shall cooperate in the defense. The Security Trustee may have separate counsel and the Issuer shall pay reasonable fees and expenses of such counsel. The Issuer need not reimburse any expense or indemnity against any loss or liability incurred by the Security Trustee through negligence, willful misconduct, fraud or bad faith. For the avoidance of doubt, in the event the Security Trustee is providing any of the Cash Management Services (as defined in the Cash Management Agreement) in place of the Cash Manager, each of its expenses related thereto shall be deemed to be an ‘‘Expense’’ for purposes of the Related Documents.

(b)    The Issuer shall upon demand pay to the Security Trustee the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Security Trustee may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Security Trustee or any other Secured Party against any Grantor hereunder, (iv) the failure by any Grantor to perform or observe any of the provisions hereof, or (v) without limiting any of the foregoing, the Security Trustee’s performance of any of the Cash Management Services (as defined in the Cash Management Agreement) in place of the Cash Manager.

(c)    The Issuer shall indemnify the Operating Bank (and its officers, directors, employees and agents) for, and hold it harmless against, any loss, liability or expense (including reasonable legal fees and expenses) incurred by it without negligence or bad faith on its part in connection with its duties hereunder, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties hereunder and hold it harmless against, any loss, liability or reasonable expense incurred without negligence or bad faith on its part. The Operating Bank shall notify the Issuer promptly of any claim asserted against the Operating Bank for which it may seek indemnity; provided, however, that failure to provide such notice shall not invalidate any right to indemnity hereunder. The Issuer shall defend the claim and the Operating Bank shall cooperate in the defense. The Operating Bank may have separate counsel and the Issuer shall pay reasonable fees and expenses of such counsel. The Issuer need not pay for any settlements made without its consent; provided that such consent shall not be unreasonably withheld or delayed. The Issuer need not reimburse any expense or indemnity against any loss or liability incurred by the Operating Bank through negligence, willful misconduct, fraud or bad faith.

Section 8.02.    Holders’ Indemnity.    The Security Trustee shall be entitled to be indemnified (subject to the limitations and requirements described in Section 8.01 mutatis mutandis) by the Senior Creditors to the sole satisfaction of the Security Trustee before proceeding to exercise any right or power under this Agreement at the request or direction of the Senior Representative. The provisions of Section 8.01 and this Section 8.02 shall survive the termination of this Agreement or the earlier resignation or removal of the Security Trustee.

Section 8.03.    No Compensation from Secured Parties.    Each of the Security Trustee and the Operating Bank agrees that it shall have no right against the Secured Parties for any fee as compensation for its services in such capacity.

Section 8.04.    Security Trustee Fees.    In consideration of the Security Trustee’s performance of the services provided for under this Agreement, the Issuer shall pay to the Security Trustee an annual fee set forth under a separate agreement between the Issuer and the Security Trustee.

ARTICLE IX
MISCELLANEOUS

Section 9.01.    Amendments; Waivers; Etc.    (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any party from the provisions of this Agreement, shall in any event be effective unless the same shall be in writing and signed by each Service Provider, the Senior Representative, the Policy Provider, the Initial Liquidity Facility Provider and, in the event the Subordinate Creditors are adversely affected thereby, the Subordinated Representative, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. In executing and delivering any amendment or modification to this Agreement, the Security Trustee shall be entitled to (i) an Opinion of Counsel stating that such amendment is authorized and permitted pursuant to the Indenture and this Agreement and complies with the terms thereof and hereof and (ii) an Officer’s Certificate stating that all conditions precedent to the execution, delivery and performance of such amendment have been satisfied in full. The Security Trustee may, but shall have no obligation to, execute and deliver any amendment or modification which would affect its duties, powers, rights, immunities or indemnities hereunder.

(b)    Upon the execution and delivery by any Person of a Grantor Supplement, (i) such Person shall be referred to as an ‘‘Additional Grantor’’ and shall be and become a Grantor hereunder, and each reference in this Agreement to ‘‘Grantor’’ shall also mean and be a reference to such Additional Grantor, (ii) Annexes I, II, III and IV attached to each Grantor Supplement shall be incorporated into, become a part of and supplement Schedules I, II, III and IV, respectively, and the Security Trustee may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented and (iii) such Additional Grantor shall be a Grantor for all purposes under this Agreement and shall be bound by the obligations of the Grantors hereunder.

(c)    Upon the execution and delivery by a Grantor of a Collateral Supplement, Annexes I and II to each Collateral Supplement shall be incorporated into, become a part of and supplement Schedules I and II, respectively, and the Security Trustee may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented.

Section 9.02.    Addresses for Notices.    All notices and other communications provided for hereunder shall be in writing (including telecopier) and mailed, telecopied or delivered to the intended recipient at its address specified, as follows:

For each Grantor:

Babcock & Brown Air Funding I Limited
c/o Codan Services Limited
Claredon House
2 Church Street
Hamilton, HM 114
Bermuda

Attn: [                        ]
Fax: [                        ]

with a copy to:

Babcock & Brown Air Management Co Limited, as Administrative Agent
West Pier, Dun Laoghaire
County Dublin
Ireland

Fax: (353) 1-231-1901
Telephone: (353) 1-231-1900

For the Trustee, the Security Trustee, the Cash Manager and the Operating Bank:

Deutsche Bank Trust Company Americas
c/o Deutsche Bank National Trust Company
25 DeForest Avenue
2nd Floor – MS SUM01-0105
Summit, New Jersey 07901
Attention: Structured Finance Services, Michele Hy Voon

Fax: (212) 553-2461
Telephone: (908) 608-3089

with a copy to:

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California 92705
Attention: Matt A. Bowen

Fax: 714-247-6409
Telephone: (714) 247-6346

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 9.02. Each such notice shall be effective (a) upon receipt when sent through the mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an authorized officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt.

Section 9.03.    No Waiver; Remedies.    No failure on the part of the Security Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 9.04.    Severability.    If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.

Section 9.05.    Continuing Security Interest; Assignments.    Subject to Section 9.06(c), this Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the earlier of the payment in full in cash of the Secured Obligations and the circumstances specified in Section 9.06(c), (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Security Trustee hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing subsection (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under any Related Document to which it is a party in accordance with the terms thereof to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights in respect thereof granted to such Secured Party herein or otherwise.

Section 9.06.    Release and Termination.    (a) Upon any sale, lease, transfer or other disposition of any item of Collateral in accordance with the terms of the Indenture, the Security Trustee will, at the Issuer’s expense, execute and deliver to the Grantor of such item of Collateral such documents as such Grantor shall reasonably request and provide to the Security Trustee to evidence the release of such item of Collateral from the assignment and security interest granted hereby.

(b)    Except as otherwise provided in Section 9.06(c), upon the payment in full in cash of the Secured Obligations, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination, the Security Trustee will, at the Issuer’s expense, execute and deliver to each relevant Grantor such documents as such Grantor shall prepare and reasonably request to evidence such termination.

(c)    If at any time all Notes have been defeased pursuant to Article XI of the Indenture and all other amounts payable in connection therewith have been paid in full, the pledge, assignment and security interest in the Pledged Shares and the Pledged Beneficial Interests shall be released and the certificates or other instruments representing or evidencing any of the Collateral held by the Security Trustee shall be returned to the Issuer and the Security Trustee shall, at the expense of the Issuer, execute and deliver to the Issuer such documents as the Issuer shall prepare and reasonably request to evidence such termination.

Section 9.07.    Currency Conversion.    If any amount is received or recovered by the Security Trustee in a currency (the ‘‘Received Currency’’) other than the currency in which such amount was expressed to be payable (the ‘‘Agreed Currency’’), then the amount in the Received Currency actually received or recovered by the Security Trustee, to the extent permitted by law, shall only constitute a discharge of the relevant Grantor to the extent of the amount of the Agreed Currency which the Security Trustee was or would have been able in accordance with its or his normal procedures to purchase on the date of actual receipt or recovery (or, if that is not practicable, on the next date on which it is so practicable), and, if the amount of the Agreed Currency which the Security Trustee is or would have been so able to purchase is less than the amount of the Agreed Currency which was originally payable by the relevant Grantor, such Grantor shall pay to the Security Trustee such amount as it shall determine to be necessary to indemnify the Security Trustee against any Loss sustained by it as a result (including the cost of making any such purchase and any premiums, commissions or other charges paid or incurred in connection therewith) and so that, to the extent permitted by law, (i) such indemnity shall constitute a separate and independent obligation of each Grantor distinct from its obligation to discharge the amount which was originally payable by such Grantor and (ii) shall give rise to a separate and independent cause of action and apply irrespective of any indulgence granted by the Security Trustee and continue in full force and effect notwithstanding any judgment, order, claim or proof for a liquidated amount in respect of the amount originally payable by any Grantor or any judgment or order and no proof or evidence of any actual loss shall be required.

Section 9.08.    Governing Law.    THIS AGREEMENT, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE HEREOF, SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). NOTWITHSTANDING ANY OTHER AGREEMENT, THE ‘‘SECURITIES INTERMEDIARY’S JURISDICTION’’ (WITHIN THE MEANING OF SECTION 8-110(e) OF THE UCC) WITH RESPECT TO EACH SECURITIES ACCOUNT IS THE STATE OF NEW YORK AND THE ‘‘BANK’S JURISDICTION’’ (WITHIN THE MEANING OF SECTION 9-304 OF THE UCC) WITH RESPECT TO EACH DEPOSIT ACCOUNT IS THE STATE OF NEW YORK.

Section 9.09.    Jurisdiction.    (a) Each of the parties hereto irrevocably agrees that the courts sitting in the borough of Manhattan in the City of New York shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such courts. Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the federal U.S. or New York State courts located in New York, New York being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and agrees not to claim that any such court is not a convenient or appropriate forum. Each of the parties hereto agrees that the process by which any suit, action or proceeding is begun may be served on it by being delivered in connection with any

suit, action or proceeding in New York, New York to [            ], with an office on the date hereof at [            ] and each of the parties hereby appoints [            ] its designee, appointee and agent to receive, accept and acknowledge for and on its behalf such service of legal process.

(b)    Each of the parties hereto hereby consents generally in respect of any legal action or proceeding arising out of or in connection with this Agreement to the giving of any relief or the issue of any process in connection with such action or proceeding, including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such action or proceeding.

Section 9.10.    Counterparts.    This Agreement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

Section 9.11.    Table of Contents, Headings, Etc.    The Table of Contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

Section 9.12.    Limited Recourse.    (a) In the event that the direct or indirect assets of any Grantor are insufficient, after payment of all other claims, if any, ranking in priority to the claims of the Security Trustee or any Secured Party hereunder, to pay in full such claims of the Security Trustee or such Secured Party (as the case may be), then the Security Trustee or the Secured Party shall have no further claim against the Issuer or the other Grantors in respect of any such unpaid amounts.

(b)    To the extent permitted by applicable law, no recourse under any obligation, covenant or agreement of any party contained in this Agreement shall be had against any shareholder (not including the Issuer as a shareholder of any other Grantor hereunder), officer or director of the relevant party as such, by the enforcement of any assessment or by any proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is a corporate obligation of the relevant party and no personal liability shall attach to or be incurred by the shareholders (not including the Issuer as a shareholder of any other Grantor hereunder), officers or directors of the relevant party as such, or any of them under or by reason of any of the obligations, covenants or agreements of such relevant party contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by such party of any of such obligations, covenants or agreements, either at law or by statute or constitution, of every such shareholder (not including the Issuer as a shareholder of any other Grantor hereunder), officer or director is hereby expressly waived by the other parties as a condition of and consideration for the execution of this Agreement.

Section 9.13.    Servicing Agreement.    Notwithstanding any provision in this Agreement to the contrary, nothing in this Agreement or any rights or actions of the Security Trustee hereunder or any duties or obligations of any Grantor or Issuer Group Member hereunder shall increase, reduce or otherwise affect any rights, authority (except that the Servicer may not rely on instructions from the Issuer, Administrative Agent or Cash Manager when notified to not so rely by the Security Trustee, as provided in the Servicing Agreement), duties, obligations or benefits of the Servicer under or pursuant to the Servicing Agreement, nor affect the rights of any Lessee to the extent it conflicts with rights of quiet enjoyment provided by any Grantor or the Security Trustee to an applicable Lessee under a Lease, and the Security Trustee as assignee of the Issuer agrees not to take any action constituting Services (as defined in the Servicing Agreement) and is otherwise subject to the terms of the Servicing Agreement when acting thereunder in place of any Grantor, except (subject to Section 2.08(e)) to the extent the Issuer would then be entitled to take such action under the express terms of the Servicing Agreement.

[The Remainder of this Page is Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its representative or officer thereunto duly authorized as of the date first above written.

BABCOCK & BROWN AIR FUNDING I LIMITED

By: Name: Title:
DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Trustee, the Security Trustee, the Cash Manager and the Operating Bank
By: Name: Title:
By: Name: Title:
[OTHER GRANTORS]
By: Name: Title:

SCHEDULE I
SECURITY TRUST AGREEMENT

PLEDGED SHARES

Stock Issuer	Par Value	Number of Shares	Percentage of Outstanding Shares
[ ]

PLEDGED BENEFICIAL INTERESTS

Issuer	Percentage of Beneficial Interest

PLEDGED DEBT

Debt Issuer	Description of Debt	Date
[None]

SCHEDULE II
SECURITY TRUST AGREEMENT

NON-TRUSTEE ACCOUNT INFORMATION

NAME AND ADDRESS OF BANK	NAME AND ADDRESS OF NON-TRUSTEE ACCOUNT HOLDER	ACCOUNT NUMBER
[None]

SCHEDULE III
SECURITY TRUST AGREEMENT

TRADE NAMES

[None]

SCHEDULE IV
SECURITY TRUST AGREEMENT

Name of Grantor	Organizational ID	Jurisdiction	Chief Executive Office, Chief or Principal Place of Business and Executive or Registered Office
[Babcock & Brown Air Funding I Limited]

SCHEDULE V
SECURITY TRUST AGREEMENT

AIRCRAFT OBJECTS

Airframe MSN	Airframe Manufacturer and Model	Engine MSNs	Engine Manufacturer and Model

EXHIBIT A
SECURITY TRUST AGREEMENT

FORM OF SECURED PARTY SUPPLEMENT

Deutsche Bank Trust Company Americas, as the Security Trustee
60 Wall Street, 26th Floor
MS NYC60-2606
New York, New York 10005-2858

[Date]

Attention:            [Lou Bodi]

Re: Security Trust Agreement, dated as of [                        ], 2007

Reference is made to the Security Trust Agreement (the ‘‘Security Trust Agreement’’), dated as of [                    ], 2007 among BABCOCK & BROWN AIR FUNDING I LIMITED, a Bermuda Exempted Company (the ‘‘Issuer’’), the ISSUER SUBSIDIARIES listed on the signature pages of, or who otherwise become grantors under, the Security Trust Agreement (together with the Issuer, the ‘‘Grantors’’) and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as the Trustee, the Security Trustee, the Cash Manager and the Operating Bank.

The undersigned hereby:

1.    confirms that attached hereto is a true and complete copy of the                              Agreement, between the Issuer and the undersigned, dated as of                  [(the ‘‘Credit Facility Agreement’’), which Credit Facility Agreement constitutes a [              ] Credit Facility under the Indenture] [a ‘‘Service Provider Document’’][a ‘‘Hedge Agreement’’] [FOR SWAPS ENTITLED TO SENIOR SWAP PAYMENTS ADD: payments under which constitute Senior Hedge Payments under and as defined in the Indenture, entitled to the priority of payments specified in Section 3.09(a)(ii) and 3.09(b)(iii) of the Indenture];

2.    confirms that it has received a copy of the Security Trust Agreement and such other documents and information as it deems appropriate to make a decision to enter into this Secured Party Supplement;

3.    confirms that, upon delivery of this Secured Party Supplement, each reference in the Security Trust Agreement to a ‘‘Secured Party’’ shall also mean and be a reference to the undersigned and the undersigned accepts the benefits of the Security Trust Agreement subject to the terms and provisions thereof (including Article VII thereof);

4.    in its capacity as a Secured Party, appoints and authorizes the Security Trustee to take any and all actions in respect of the Collateral as are delegated to the Security Trustee by the terms of the Security Trust Agreement, together with any such powers and discretion as are reasonably incidental thereto;

5.    in its capacity as a Secured Party, confirms its agreement to the limitations and qualifications of the Security Trustee’s obligations set forth in Article V and Article VII of the Security Trust Agreement; and

6.    confirms that this Secured Party Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

Very truly yours,
[SECURED PARTY]

By:
Name:
Title:

Acknowledged, Accepted and Agreed to
as of the date first above written:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity, but solely as the Security Trustee

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT B-1
SECURITY TRUST AGREEMENT

FORM OF COLLATERAL SUPPLEMENT

Deutsche Bank Trust Company Americas, as the Security Trustee
60 Wall Street, 26th Floor
MS NYC60-2606
New York, New York 10005-2858

[Date]

Attention:            [Lou Bodi]

Re: Security Trust Agreement, dated as of [                    ], 2007

Ladies and Gentlemen:

Reference is made to the Security Trust Agreement (the ‘‘Security Trust Agreement’’), dated as of [                    ], 2007 among BABCOCK & BROWN AIR FUNDING I LIMITED, a Bermuda exempted company (the ‘‘Issuer’’), the ISSUER SUBSIDIARIES listed on the signature pages of, or who otherwise become grantors under, the Security Trust Agreement (together with the Issuer, the ‘‘Grantors’’) and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as the Trustee, the Security Trustee, the Cash Manager and the Operating Bank. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust Agreement.

The undersigned hereby delivers, as of the date first above written, the attached Annexes I and II pursuant to Section 2.17 of the Security Trust Agreement.

The undersigned Grantor hereby confirms that the property included in the attached Annexes constitutes part of the Collateral and hereby makes each representation and warranty set forth in Section 2.03 of the Security Trust Agreement (as supplemented by the attached Annexes).

Attached are (i) an Account Letter in substantially the form of Exhibit C to the Security Trust Agreement from each Non-Trustee Account Bank at which each Non-Trustee Account included in the foregoing Collateral is maintained, (ii) where required with respect to any Assigned Document (other than an Assigned Lease) included in the foregoing Collateral, a Consent and Agreement in substantially the form of Exhibit D to the Security Trust Agreement from the counterparty thereto or, with respect to any Assigned Lease included in the foregoing Collateral, such consents, acknowledgements and/or notices as are called for under Section 2.08(a) of the Security Trust Agreement and (iii) duly completed copies of Annexes I and II hereto.

This Collateral Supplement shall in all respects be governed by, and construed in accordance with, the internal substantive laws of the State of New York (without giving effect to conflicts of law principles thereof), including all matters of construction, validity and performance.

Very truly yours,
[NAME OF GRANTOR]

By:
Name:
Title:

Acknowledged and agreed to
as of the date first above written:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity, but solely as the Security Trustee

By:
Name:
Title:

By:
Name:
Title:

ANNEX I

PLEDGED SHARES

Stock Issuer	Par Value	Certificate No(s).	Number of Shares	Percentage of Outstanding Shares

PLEDGED BENEFICIAL INTERESTS

Issuer	Certificate No.	Percentage of Beneficial Interest

PLEDGED DEBT

Debt Issuer	Description of Debt	Date

ANNEX II

NON-TRUSTEE ACCOUNT INFORMATION

NAME AND ADDRESS OF BANK	NAME AND ADDRESS OF NON-TRUSTEE ACCOUNT HOLDER	ACCOUNT NUMBER

EXHIBIT B-2
SECURITY TRUST AGREEMENT

FORM OF GRANTOR SUPPLEMENT

Deutsche Bank Trust Company Americas, as the Security Trustee
60 Wall Street, 26th Floor
MS NYC60-2606
New York, New York 10005-2858

[Date]

Attention:        [Lou Bodi]

Re:    Security Trust Agreement, dated as of [        ], 2007

Ladies and Gentlemen:

Reference is made to the Security Trust Agreement (the ‘‘Security Trust Agreement’’), dated as of [        ], 2007 among BABCOCK & BROWN AIR FUNDING I LIMITED, a Bermuda exempted company (the ‘‘Issuer’’), the ISSUER SUBSIDIARIES listed on the signature pages of, or who otherwise become grantors under, the Security Trust Agreement (together with the Issuer, the ‘‘Grantors’’) and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as the Trustee, the Security Trustee, the Cash Manager and the Operating Bank. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust Agreement.

The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Security Trust Agreement as if it were an original party thereto and agrees that each reference in the Security Trust Agreement to ‘‘Grantor’’ shall also mean and be a reference to the undersigned.

To secure the Secured Obligations, the undersigned Grantor hereby assigns and pledges to the Security Trustee for its benefit and the benefit of the Secured Parties (except, with respect to any Secured Collateral Provider Documents under clause (i) or clause (k) below, the related Secured Collateral Provider shall not have a security interest in the rights of the undersigned Grantor under such secured Collateral Provider Documents), and hereby grants to the Security Trustee for its benefit and the benefit of the Secured Parties (except, with respect to any Secured Collateral Provider Documents under clause (i) or clause (k) below, the related Secured Collateral Provider shall not have a security interest in the rights of the undersigned Grantor under such secured Collateral Provider Documents) a security interest in, all of its right, title and interest in and to:

(a)    all of the following (the ‘‘Security Collateral’’):

(i)    subject to other Security Documents in favor of the Security Trustee required by non-U.S. Jurisdictions, the Pledged Shares identified on the attached Annex 1 and the certificates representing such Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

(ii)    the Pledged Debt identified on the attached Annex 1 and all instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

(iii)    subject to other Security Documents in favor of the Security Trustee required by non-U.S. Jurisdictions, all additional shares of the capital stock of any Issuer Group Member (including any Aircraft Interests in the nature of capital stock) from time to time acquired by such Grantor in any manner, including the capital stock of any Issuer Group Member that may be formed from time to time, and all certificates, if any, representing such additional shares of the capital stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares; and

(iv)    all additional indebtedness from time to time owed to such Grantor by any Issuer Group Member and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

(b)    all of the following (the ‘‘Beneficial Interest Collateral’’):

(i)    the Pledged Beneficial Interests identified on the attached Annex 1, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Beneficial Interests, any contracts and instruments pursuant to which any such Pledged Beneficial Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Beneficial Interest; and

(ii)    all of such Grantor’s right, title and interest in all additional beneficial interests in any Issuer Group Member (including any Aircraft Interest in the nature of beneficial interests), whether now existing or hereafter created, from time to time acquired by such Grantor in any manner, including the beneficial interests in any Issuer Group Member that may be formed from time to time, and all certificates, if any, from time to time representing such additional beneficial interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional beneficial interests;

(c)    all membership interests (including any Aircraft Interest in the nature of a membership interest) (whether now existing or hereafter created) from time to time acquired by such Grantor in any manner, all certificates, if any, from time to time representing such membership interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such membership interests (the ‘‘Membership Interest Collateral’’);

(d)    all of the following (collectively, the ‘‘Non-Trustee Account Collateral’’):

(i)    all of the Non-Trustee Accounts in such Grantor’s name, all funds or any other interest held or required by the terms of the Indenture to be held in, and all certificates and instruments, if any, from time to time representing or evidencing, such Non-Trustee Accounts;

(ii)    all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Security Trustee for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Non-Trustee Account Collateral; and

(iii)    all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Non-Trustee Account Collateral;

(e)    all right of such Grantor in and to each Security Trustee Account at any time or from time to time established, all of the following (collectively, the ‘‘Account Collateral’’):

(i)    all right of such Grantor in and to each Security Trustee Account at any time or from time to time established; and

(ii)    all cash, investment property, Permitted Account Investments, other Investments, securities, instruments or other property (including all ‘‘financial assets’’ within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time credited to any such Security Trustee Account;

(f)    all other ‘‘investment property’’ (as defined in Section 9-102(a)(49) of the UCC) of such Grantor including any of the following (the ‘‘Investment Property Collateral’’):

(i)    all Permitted Account Investments made or acquired from or with the proceeds of any Non-Trustee Account Collateral of such Grantor from time to time and all certificates and instruments, if any, from time to time representing or evidencing such Permitted Account Investments; and

(ii)    all interest, dividends, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Investment Collateral;

(g)    all of the following (the ‘‘Assigned Agreement Collateral’’):

(i)    all of such Grantor’s right, title and interest in and to any Intercompany Loan and all security assignments, cash deposit agreements and other security agreements executed in such Grantor’s favor by any Issuer Subsidiary, in each case as such agreements may be amended, restated and/or otherwise modified from time to time (collectively, the ‘‘Assigned Agreements’’); and

(ii)    all of such Grantor’s right, title and interest in and to all deposit accounts, all funds or other property held in such deposit accounts, all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts and all other property of whatever nature, in each case pledged, assigned or transferred to it or mortgaged or charged in its favor pursuant to any Assigned Agreement and all ‘‘supporting obligations’’ as defined in Section 9-102(a)(77) of the UCC) relating to any Assigned Agreement;

(h)    all of such Grantor’s right, title and interest in, to and under all leases to which such Grantor is or may from time to time be party and any leasing arrangements among Issuer Group Members, whether now existing or hereafter created with respect to such leases together with all Related Collateral Documents (all such leases and Related Collateral Documents, the ‘‘Assigned Leases’’, as more particularly described on Annex [  ] attached hereto), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to such Assigned Leases, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty pursuant to, or with respect to such Assigned Leases, (iii) claims of such Grantor for damages arising out of or for breach or default under such Assigned Leases, (iv) all rights under any such Assigned Lease with respect to any subleases of the Aircraft subject to such Assigned Lease, (v) the right of such Grantor to terminate such Assigned Leases and to compel performance of, and otherwise to exercise all remedies under, any Assigned Lease, whether arising under such Assigned Leases or by statute or at law or in equity and (vi) any deregistration power of attorney issued in favor of such Grantor (the ‘‘Lease Collateral’’);

(i)    all of such Grantor’s right, title and interest in, to or under all Service Provider Documents including, without limitation, (i) all rights of such Grantor to receive any moneys due or payable under or pursuant to such Service Provider Document, (ii) any claims of such Grantor for damages arising out of, or for breach or default under, such Service Provider Document, (iii) all rights to indemnification under such Service Provider Document and (iv) all rights to compel performance under such Service Provider Document, in each case whether arising under such Service Provider Document or by statute, at law or in equity (the ‘‘Servicing Collateral’’);

(j)    all of such Grantor’s right, title and interest in and to all Acquisition Agreements (the ‘‘Aircraft Purchase Collateral’’);

(k)    all of such Grantor’s right, title and interest in and to all (i) Eligible Credit Facilities (including any ‘‘letter of credit rights’’ or ‘‘supporting obligations,’’ as defined in Section 9-102(a)(51) and 9-102(a)(77), respectively, of the UCC) not consisting of a Cash Collateral Account and (ii) Hedge Agreements, and all rights to administer, draw upon and otherwise deal with each such Eligible Credit Facility and to administer and otherwise deal with each such Hedge Agreement;

(l)    all of such Grantor’s right, title and interest in and to all the personal property identified in a Grantor Supplement or a Collateral Supplement executed and delivered by such Grantor to the Security Trustee;

(m)    all of such Grantor’s Accounts Receivable;

(n)    all of such Grantor’s Letters of Credit;

(o)    with respect to each Grantor, (i) the Aircraft Objects and (ii) any money or non-money proceeds of an Aircraft Object arising from the total or partial loss or physical destruction of the Aircraft Object or its total or partial confiscation, condemnation or requisition;

(p)    all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property and general intangibles at any time evidencing or relating to any of the foregoing; and

(q)    all proceeds of any and all of the foregoing Collateral (including proceeds that constitute property of the types described in subsections (a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (1), (m), (n), (o) and (p) above).

The undersigned Grantor hereby makes each representation and warranty set forth in Section 2.03 of the Security Trust Agreement (as supplemented by the attached Annexes) and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Trust Agreement. Each reference in the Security Trust Agreement to the Pledged Shares, the Pledged Debt, the Pledged Beneficial Interests, the Security Collateral, the Beneficial Interest Collateral, the Membership Interest Collateral, the Non-Trustee Account Collateral, the Account Collateral, the Investment Collateral, the Assigned Agreement, the Assigned Agreement Collateral, the Acquisition Agreements which form part of the Aircraft Purchase Collateral, the Acquisition Agreement, the Aircraft Purchase Collateral, the Assigned Leases, the Lease Obligations, the Service Provider Documents, the Servicing Collateral, the Lease Collateral, the Assigned Documents and the Agreement Collateral shall be construed to include a reference to the corresponding Collateral hereunder.

The undersigned hereby agrees, together with the Issuer, jointly and severally to indemnify the Security Trustee, its officers, directors, employees and agents in the manner set forth in Section 9.01 of the Security Trust Agreement.

Attached are (i) an Account Letter in substantially the form of Exhibit C to the Security Trust Agreement from each Non-Trustee Account Bank at which each Non-Trustee Account included in the foregoing Collateral is maintained, (ii) where required with respect to any Assigned Document (other than an Assigned Lease) included in the foregoing Collateral, a Consent and Agreement in substantially the form of Exhibit D to the Security Trust Agreement from the counterparty thereto or, with respect to any Assigned Lease included in the foregoing Collateral, such consents, acknowledgements and/or notices as are called for under Section 2.08(a) of the Security Trust Agreement and (iii) duly completed copies of Annexes I, II, III, IV and V hereto.

This Grantor Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

Very truly yours,
[NAME OF GRANTOR]
By: Name: Title:

Acknowledged and agreed to
as of the date first above written:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity, but solely as the Security Trustee

By:
       Name:
       Title:

By:
       Name:
       Title:

ANNEX I

PLEDGED SHARES

Stock Issuer	Par Value	Certificate No(s).	Number of Shares	Percentage of Outstanding Shares

PLEDGED BENEFICIAL INTERESTS

Issuer	Certificate No.	Percentage of Beneficial Interest

PLEDGED DEBT

Debt Issuer	Description of Debt	Date

ANNEX II

NON-TRUSTEE ACCOUNT INFORMATION

NAME AND ADDRESS OF BANK	NAME AND ADDRESS OF NON-TRUSTEE ACCOUNT HOLDER	ACCOUNT NUMBER

ANNEX III

TRADE NAMES

ANNEX IV

NAME OF GRANTOR	CHIEF EXECUTIVE OFFICE	CHIEF OR PRINCIPAL PLACE OF BUSINESS	EXECUTIVE OR REGISTERED OFFICE

ANNEX V

ASSIGNED LEASES

EXHIBIT C
SECURITY TRUST AGREEMENT

FORM OF NON-TRUSTEE ACCOUNT LETTER

                                , 2007

[Name and address
of Account Bank]

[Name of the Grantor]

Ladies and Gentlemen:

Reference is made to Account No.                             into which certain monies, instruments and other properties are deposited from time to time (the ‘‘Pledged Account’’) maintained with you by BABCOCK & BROWN AIR FUNDING I LIMITED (the ‘‘Grantor’’) and to the Security Trust Agreement dated as of [        ], 2007 (the ‘‘Security Trust Agreement’’), between the Grantor, various other Grantors and DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Trustee, the Security Trustee, the Cash Manager and the Operating Bank (the ‘‘Security Trustee’’). Capitalized terms used herein, unless otherwise defined herein, have the meanings assigned to them in the Security Trust Agreement.

Pursuant to the Security Trust Agreement, the Grantor has granted to the Security Trustee a security interest in certain property of the Grantor, including, among other things, the following (the ‘‘Collateral’’): the Pledged Account, all funds held or required by the terms of the Indenture to be held therein and all certificates and instruments, if any, from time to time representing or evidencing such Pledged Account, all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Security Trustee for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Collateral, and all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral, and all proceeds of any and all of the foregoing Collateral. It is a condition to the continued maintenance of the Pledged Account with you that you agree to this letter agreement.

By signing this letter agreement, you acknowledge notice of, and consent to the terms and provisions of, the Security Trust Agreement and confirm to the Security Trustee that you have received no notice of any other pledge or assignment of the Pledged Account. Further, you hereby agree with the Security Trustee that:

(a)    Notwithstanding anything to the contrary in any other agreement relating to the Pledged Account, the Pledged Account is and will be subject to the terms and conditions of the Security Trust Agreement, and will henceforth be subject to written instructions directing the disposition of funds in the Pledged Account or otherwise only from an officer of the Security Trustee or (unless you are otherwise notified by the Security Trustee) from an officer of the Cash Manager as the agent of the Security Trustee. In the event of any conflicting instructions, those of the Security Trustee shall prevail.

(b)    You will follow your usual operating procedures for the handling of any remittance received in the Pledged Account, including any remittance that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc.

(c)    You will transfer, in same day funds, on each of your business days, an amount equal to the credit balance of the Pledged Account (other than any amount required to be left on deposit for local tax or other regulatory or legal purposes) on such day to the following account (the ‘‘Collections Account’’):

[Insert address of Operating Bank and
account number of the Collections Account]

Each such transfer of funds shall neither comprise only part of a remittance nor reflect the rounding off of any funds so transferred.

(d)    All service charges and fees with respect to the Pledged Account shall be payable by the Grantor, and deposited checks returned for any reason shall not be charged to such account.

(e)    The Security Trustee and the Cash Manager as the agent of the Security Trustee shall be entitled to exercise any and all rights of the Grantor in respect of the Pledged Account in accordance with the terms of the Security Trust Agreement, and the undersigned shall comply in all respects with such exercise.

(f)    The Security Trustee is your customer with respect to the Pledged Account.

This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Security Trustee, the Secured Parties and their successors, transferees and assigns. You may terminate this letter agreement only upon 30 days’ prior written notice to the Grantor and the Security Trustee. Upon such termination you shall close the Pledged Account and transfer all funds in the Pledged Account to the Collections Account. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Collections Account all funds and other property received in respect of the Pledged Account.

This letter agreement shall in all respects be governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance.

Very truly yours,
[NAME OF GRANTOR]
By: Name: Title:
DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as the Security Trustee
By: Name: Title:
By: Name: Title:

Acknowledged and agreed to as of
the date first above written:

[NAME OF PLEDGED ACCOUNT BANK]

By:
       Name:
       Title:

EXHIBIT D
SECURITY TRUST AGREEMENT

FORM OF CONSENT AND AGREEMENT

                            , 2007

[Name of the Grantor]

Ladies and Gentlemen:

Reference is made to the agreement between you and the Grantor dated (the ‘‘Assigned Document’’).

Pursuant to the Security Trust Agreement, dated [        ], 2007 (the ‘‘Security Trust Agreement’’), between the Grantor, certain other Grantors and Deutsche Bank Trust Company Americas, as the Trustee, the Security Trustee, the Cash Manager and the Operating Bank (the ‘‘Security Trustee’’), the Grantor has granted to the Security Trustee a security interest in certain property of the Grantor, including, among other things, the following (the ‘‘Collateral’’): all of such Grantor’s right, title and interest in and to the Assigned Document, including without limitation all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Document, all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Document, claims of such Grantor for damages arising out of or for breach or default under the Assigned Document and the right of such Grantor to terminate the Assigned Document, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, whether arising under the Assigned Document or by statute or at law or in equity. Capitalized terms used herein, unless otherwise defined herein, have the meanings assigned to them in the Security Trust Agreement.

By signing this Consent and Agreement, you acknowledge notice of, and consent to the terms and provisions of, the Security Trust Agreement and confirm to the Security Trustee that you have received no notice of any other pledge or assignment of the Assigned Document. Further, you hereby agree with the Security Trustee that:

(a)    You will make all payments to be made by you under or in connection with the Assigned Document directly to the Collections Account or otherwise in accordance with the instructions of the Security Trustee.

(b)    The Security Trustee shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Document in accordance with the terms of the Security Trust Agreement, and you will comply in all respects with such exercise.

(c)    You will not, without the prior written consent of the Security Trustee, (i) cancel or terminate the Assigned Document or consent to or accept any cancellation or termination thereof or (ii) amend or otherwise modify the Assigned Document.

This Consent and Agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Security Trustee, the Secured Parties and their successors, transferees and assigns.

This Consent and Agreement shall in all respects, be governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance.

Very truly yours,
[NAME OF GRANTOR]
By: Name: Title:
DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as the Security Trustee
By: Name: Title:
By: Name: Title:

Acknowledged and agreed to as of
the date first above written:

[NAME OF OBLIGOR]

By:
       Name:
       Title:

EXHIBIT E-1
SECURITY TRUST AGREEMENT

[FORM OF AIRCRAFT MORTGAGE]

MORTGAGE AND SECURITY AGREEMENT (MSN [                ])

THIS MORTGAGE AND SECURITY AGREEMENT (MSN [                        ]) (this ‘‘Agreement’’) dated as of [                            ], is made by and between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (‘‘Wells Fargo’’), not in its individual capacity but solely as trustee under the Trust Agreement (Aircraft MSN [                ]), dated as of [                            ], 2007, as grantor (the ‘‘Grantor’’), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (‘‘DBTCA’’), as Security Trustee (the ‘‘Security Trustee’’) under the Security Trust Agreement (the ‘‘Security Trust Agreement’’), dated as of [        ], 2007, among the Grantor, BABCOCK & BROWN AIR FUNDING I LIMITED (the ‘‘Issuer’’), the additional grantors named therein and the Security Trustee. Capitalized terms used and not defined herein are used as defined in Appendix A hereto.

W I T N E S S E T H:

WHEREAS, the Issuer, DBTCA and certain other parties have entered into the Trust Indenture, dated as of [        ], 2007 (the ‘‘Indenture’’), pursuant to which the Issuer is issuing the Notes and DBTCA has been appointed the Trustee;

WHEREAS, the Issuer, the Security Trustee, the Grantor and certain other Issuer Subsidiaries have entered into the Security Trust Agreement in order to secure the payment of the Notes by the Issuer and the payment and performance of all obligations of the Issuer, the Grantor and the other Issuer Subsidiaries under the Related Documents;

WHEREAS, the Grantor has agreed to secure the Secured Obligations under the Notes and the Related Documents by granting to the Security Trustee for the benefit of the Secured Parties a Lien on its interest in the Airframe and Engines described in Schedule 1 hereto (collectively, the ‘‘Aircraft’’) and on certain other property and rights relating thereto; and

WHEREAS, the Grantor will derive substantial direct and indirect benefit from the issuance of the Notes by the Issuer and from the execution, delivery and performance of the Related Documents, whether or not the Grantor is a party thereto.

NOW, THEREFORE, in order to (a) induce the Secured Parties to enter into the Related Documents and (b) secure the prompt payment and performance of all the Secured Obligations, the Grantor and the Security Trustee hereby agree as follows:

1.    Security Interest.    The Grantor does hereby transfer, convey, pledge, mortgage, hypothecate, assign and grant a first priority security interest to the Security Trustee, subject to no prior interests of any Person whatsoever except for a lessee under an Initial Lease, in the following collateral (collectively, the ‘‘Mortgage Collateral’’) attaching on the date of this Agreement:

(a)    the Aircraft;

(b)    all Parts, equipment, attachments, accessories, replacement and added Parts and components now or hereafter placed thereon, installed therein or attached thereto, whether or not any of such Parts, equipment, attachments, accessories, replacements or added parts or components may from time to time no longer be installed on the Aircraft or may be installed in any other aircraft;

(c)    all of the Grantor’s right, title and interest in the technical data, technical documents, manuals, log books and all inspection, modification, overhaul, service, repair, maintenance, technical and other records that relate to the Aircraft and all the Grantor’s right, title and interest, present and future, therein and thereto and any sale or other transfer agreement relating to the Aircraft, any acceptance certificate, and/or bill of sale relating to the Aircraft, any guaranties, letters of credit or other credit support relating to the Aircraft, and any other certificate, instrument or agreement relating to the Aircraft or a lessee, user or lessor of the Aircraft (collectively, the ‘‘Aircraft Documents’’);

(d)    all proceeds from the sale or other disposition of, all proceeds of insurance due to the Grantor on, and all proceeds of any condemnation due to the Grantor with respect to, any of the equipment described in clauses (a), (b) and (c) above;

(e)    all rents, issues, profits, revenues and other income of the property intended, subjected or required to be subjected to the Lien of this Agreement hereby, by the other Related Documents or by any supplement to this Agreement in form and substance satisfactory to the Security Trustee (a ‘‘Mortgage Supplement’’), and all of the estate, right, title and interest of every nature whatsoever of the Grantor in and to the same and every part thereof; and

(f)    all proceeds, howsoever arising, of the foregoing.

BUT EXCLUDING, HOWEVER, the Excluded Payments.

TO HAVE AND TO HOLD the Mortgage Collateral unto the Security Trustee, and its successors and assigns, as security for the Secured Obligations.

2.    Incorporation by Reference.    The security interest in the Mortgage Collateral created under this Agreement is granted in accordance with the Security Trust Agreement and all of the terms and conditions thereof, including but not limited to provisions relating to the exercise of remedies, shall be incorporated herein by reference.

3.    Miscellaneous

3.1.    Successors and Assigns.    All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the Grantor, the Security Trustee and their respective successors, assigns and transferees.

3.2.    Severability.    Any provision of this Agreement prohibited by the laws of any jurisdiction or otherwise held to be invalid by any court of law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions hereof; and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.

3.3.    Governing Law.    THIS AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS.

3.4.    Further Assurances.    At any time and from time to time, upon the request of the Security Trustee, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents as the Security Trustee may reasonably deem desirable in obtaining the full benefits of security interests and assignments created or intended to be created hereby and of the rights and powers granted herein and in the Security Trust Agreement.

3.5.    Notices.    All notices, requests, demands or other communications required hereunder or given pursuant hereto shall be in writing unless otherwise expressly provided to the following specified address or to such other address as either party may from time to time hereafter designate to the other party in writing:

If to the Grantor:

Wells Fargo Bank Northwest, National Association
299 South Main Street, 12th Floor
Salt Lake City, Utah 84111
Telephone: (801) 246-5300
Facsimile: (801) 246-5053
Attention: Michael Hoggan, Vice President

If to the Security Trustee:

Deutsche Bank Trust Company Americas
60 Wall Street
New York, NY 10005
Tel: (212) 250-4855
Facsimile: (212) 553-2459
Attention: [Lou Bodi] – Structured Finance

3.6.    Trustee.    Wells Fargo is entering into this Agreement solely in its capacity as Owner Trustee under the Trust Agreement and not in its individual capacity, except as expressly set forth herein. Accordingly, each of the representations, warranties, undertakings and agreements herein made on the part of Wells Fargo, is made and intended not as a personal representation, warranty, undertaking or agreement by or for the purpose or with the intention of binding Wells Fargo personally, but is made solely in its capacity as Owner Trustee. This Agreement is executed and delivered by Wells Fargo solely in the exercise of the powers expressly conferred upon them as trustees under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against Wells Fargo or any successor in trust on account of any action taken or omitted to be taken or any representation, warranty, undertaking or agreement hereunder of Wells Fargo, either expressed or implied, all such personal liability, if any, being expressly waived by the parties hereto, except that the parties hereto, or any Person acting by, through or under them, making a claim hereunder, may look to the Trust Estate for satisfaction of the same and Wells Fargo or its successor in trust, as applicable, shall be personally liable for its own gross negligence or willful misconduct in the performance of its duties as Owner Trustee or otherwise.

3.7.    Security Trustee.    The Security Trustee shall be afforded all of the rights, protections, immunities and indemnities set forth in the Security Trust Agreement as if such rights, protections, immunities and indemnities were specifically set forth herein.

3.8.    Execution in Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have, by their indicated officers thereunto duly authorized, caused this Mortgage and Security Agreement to be executed as of the day and year first above written and to be delivered in the State of New York.

GRANTOR:	WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By: Name: Title:

SECURITY TRUSTEE:	DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Security Trustee

By: Name: Title:
By: Name: Title:

APPENDIX A
MORTGAGE AND SECURITY AGREEMENT

DEFINITIONS

For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in the Indenture, and the following terms have the meanings indicated below:

‘‘Agreement’’ has the meaning specified in the recital of parties to this Agreement.

‘‘Aircraft’’ means the Airframe together with the Engines.

‘‘Aircraft Documents’’ has the meaning assigned to such term in Section 1(c) of this Agreement.

‘‘Airframe’’ has the meaning assigned to such term in Schedule 1 attached hereto.

‘‘Closing Date’’ means [                    ], 2007.

‘‘DBTCA’’ has the meaning specified in the recital of parties to this Agreement.

‘‘Engines’’ has the meaning assigned to such term in Schedule 1 attached hereto.

‘‘Excluded Payments’’ means payments in respect of (i) indemnities payable by a Lessee to Wells Fargo pursuant to a Lease and (ii) proceeds of public liability insurance in respect of the Aircraft payable as a result of insurance claims paid, or losses suffered, by Wells Fargo or the Lessee.

‘‘Grantor’’ has the meaning specified in the recital of parties to this Agreement.

‘‘Indenture Trustee’’ means DBTCA, in its capacity as indenture trustee under the Indenture.

‘‘Indenture’’ has the meaning specified in the preliminary statements to this Agreement.

‘‘Initial Lease’’ has the meaning set forth in the Indenture.

‘‘Issuer’’ has the meaning specified in the preamble to this Agreement.

‘‘Issuer Group Member’’ means the Issuer or any Issuer Subsidiary.

‘‘Issuer Subsidiary’’ means either or both, as the context may require, of (i) each Subsidiary of the Issuer existing on the Closing Date and listed on Schedule 2 to the Indenture, and (ii) each other direct or indirect Subsidiary of the Issuer.

‘‘Lease’’ means, with respect to an Aircraft, any aircraft lease agreement, (including, without limitation, any future Lease), conditional sale agreement, hire purchase agreement or other similar arrangement, as may be in effect between an Issuer Group Member that owns or leases-in such Aircraft (as Lessor) and a Person that is not an Issuer Group Member (as Lessee), as such agreement or arrangement may be amended, modified, extended, supplemented, assigned or novated from time to time in accordance with the Related Documents; provided that if, under any sub-leasing arrangement with respect to an Aircraft permitted by the Lease of such Aircraft and executed by the Lessee and a sub-lessee, the Lessor of such Aircraft agrees to receive payments or collateral directly from, or is to make payments directly to, such sub-lessee, in any such case to the exclusion of the related Lessee, then the relevant sub-lease shall constitute the ‘‘Lease’’ of such Aircraft, and the sub-lessee shall constitute the related ‘‘Lessee’’ with respect to such Aircraft, but only to the extent of the provisions of such sub-lease agreement relevant to such payments and collateral and to the extent agreed by the relevant Lessor.

‘‘Lessee’’ means the Lessee under a Lease.

‘‘Lien’’ means any mortgage, pledge, lien, encumbrance, international interest, charge or security interest, including without limitation any prospective contract of sale or other prospective international interest.

‘‘Mortgage Collateral’’ means the Aircraft, Assigned Leases and other property described in Section 1 hereof and subject to the security interest created by this Agreement.

‘‘Mortgage Supplement’’ has the meaning assigned to such term in Section 1 hereof.

‘‘Note’’ means any one of the promissory notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee in accordance with the Indenture.

‘‘Part’’ means any and all parts, avionics, attachments, accessions, appurtenances, furnishings, components, appliances, accessories, instruments and other equipment installed in, or attached to (or constituting a spare for any such item installed in or attached to) the Aircraft.

‘‘Person’’ means any natural person, firm, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any political subdivision thereof or any other legal entity, including public bodies.

‘‘Related Documents’’ has the meaning set forth in the Indenture.

‘‘Secured Obligations’’ has the meaning set forth in the Security Trust Agreement.

‘‘Secured Parties’’ has the meaning set forth in the Security Trust Agreement.

‘‘Security Trust Agreement’’ has the meaning specified in the preliminary statements to this Agreement.

‘‘Subsidiary’’ means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

‘‘Trust Agreement’’ means the Trust Agreement (Aircraft MSN [                    ]), dated as of (                            ], 2007, between the Grantor and the Issuer (as successor to [                            ]).

‘‘Wells Fargo’’ has the meaning specified in the recital of parties to this Agreement.

SCHEDULE 1
MORTGAGE AND SECURITY AGREEMENT

MORTGAGE COLLATERAL

‘‘Airframe’’ means one (1) [                        ] Model [                            ] aircraft bearing manufacturer’s serial no. [                        ].

‘‘Engines’’ means two (2) [                    ] Model [                            ] aircraft engines (each of which engines has 550 or more rated takeoff horsepower or the equivalent thereof) bearing manufacturer’s serial nos. [                    ] and [                    ] respectively.

EXHIBIT E-2
SECURITY TRUST AGREEMENT

[FORM OF AIRCRAFT MORTGAGE AND LEASE ASSIGNMENT]

MORTGAGE AND SECURITY AGREEMENT (MSN [                    ])

THIS MORTGAGE AND SECURITY AGREEMENT (MSN [                    ]) (this ‘‘Agreement’’) dated as of [                    ], is made by and between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (‘‘Wells Fargo’’), not in its individual capacity but solely as trustee under the Trust Agreement (Aircraft MSN [                    ]), dated as of [                    ], 2007, as grantor (the ‘‘Grantor’’), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (‘‘DBTCA’’), as Security Trustee (the ‘‘Security Trustee’’) under the Security Trust Agreement (the ‘‘Security Trust Agreement’’), dated as of [                    ], 2007, among the Grantor, BABCOCK & BROWN AIR FUNDING I LIMITED (the ‘‘Issuer’’), the additional grantors named therein and the Security Trustee. Capitalized terms used and not defined herein are used as defined in Appendix A hereto.

W I T N E S S E T H:

WHEREAS, the Issuer, DBTCA and certain other parties have entered into the Trust Indenture, dated as of [            ], 2007 (the ‘‘Indenture’’), pursuant to which the Issuer is issuing the Notes and DBTCA has been appointed the Trustee;

WHEREAS, the Issuer, the Security Trustee, the Grantor and certain other Issuer Subsidiaries have entered into the Security Trust Agreement in order to secure the payment of the Notes by the Issuer and the payment and performance of all obligations of the Issuer, the Grantor and the other Issuer Subsidiaries under the Related Documents;

WHEREAS, the Grantor has agreed to secure the Secured Obligations under the Notes and the Related Documents by granting to the Security Trustee for the benefit of the Secured Parties a Lien on its interest in the Airframe and Engines described in Schedule 1 hereto (collectively, the ‘‘Aircraft’’) and by granting to the Security Trustee a Lien on and security interest in its rights under the Initial Lease described in Schedule 1 hereto and on certain other property and rights relating thereto; and

WHEREAS, the Grantor will derive substantial direct and indirect benefit from the issuance of the Notes by the Issuer and from the execution, delivery and performance of the Related Documents, whether or not the Grantor is a party thereto.

NOW, THEREFORE, in order to (a) induce the Secured Parties to enter into the Related Documents and (b) secure the prompt payment and performance of all the Secured Obligations, the Grantor and the Security Trustee hereby agree as follows:

1.    Security Interest.    The Grantor does hereby transfer, convey, pledge, mortgage, hypothecate, assign and grant a first priority security interest to the Security Trustee, subject to no prior interests of any Person whatsoever except for a lessee under an Initial Lease, in the following collateral (collectively, the ‘‘Mortgage Collateral’’) attaching on the date of this Agreement:

(a)    the Aircraft;

(b)    all Parts, equipment, attachments, accessories, replacement and added Parts and components now or hereafter placed thereon, installed therein or attached thereto, whether or not any of such Parts, equipment, attachments, accessories, replacements or added parts or components may from time to time no longer be installed on the Aircraft or may be installed in any other aircraft;

(c)    all of the Grantor’s right, title and interest in the technical data, technical documents, manuals, log books and all inspection, modification, overhaul, service, repair, maintenance,

technical and other records that relate to the Aircraft and all the Grantor’s right, title and interest, present and future, therein and thereto and any sale or other transfer agreement relating to the Aircraft or any Assigned Lease or Assigned Head Lease, any lease assignments, novations or assumption agreements, relating to the Aircraft or any Assigned Lease or Assigned Head Lease, any acceptance certificate, and/or bill of sale relating to the Aircraft or any Assigned Lease, any guaranties, letters of credit or other credit support relating to the Aircraft or any Assigned Lease or Assigned Head Lease, and any other certificate, instrument or agreement relating to the Aircraft or a lessee, user or lessor of the Aircraft (collectively, the ‘‘Aircraft Documents’’);

(d)    all proceeds from the sale or other disposition of, all proceeds of insurance due to the Grantor on, and all proceeds of any condemnation due to the Grantor with respect to, any of the equipment described in clauses (a), (b) and (c) above;

(e)    the Initial Lease and each other Lease of an Aircraft, whether or not owned by the Grantor, under which the Grantor is or may from time to time be the Lessor, together with any and all Aircraft Documents relating to such Lease (any such Leases and Aircraft Documents being referred to individually as, an ‘‘Assigned Lease,’’ and collectively as, the ‘‘Assigned Leases’’) and each Head Lease to which the Grantor is a party as lessor or lessee and all Aircraft Documents relating to such Head Lease (any such Head Leases and Aircraft Documents being referred to individually as, an ‘‘Assigned Head Lease,’’ and collectively as, ‘‘Assigned Head Leases’’), including without limitation (A) all rights of the Grantor to all Lease Payments, however denominated, under such Assigned Leases and Assigned Head Leases, (B) all rights of the Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty pursuant to or with respect to such Assigned Leases and Assigned Head Leases, (C) claims of the Grantor for damages arising out of or for breach or default under such Assigned Leases and Assigned Head Leases, (D) all rights of the Grantor to receive and any and all rights to amend, waive, modify and give notices, approvals and consents under such Assigned Leases and Assigned Head Leases, (E) all rights of the Grantor under any such Assigned Lease with respect to any sublease of any such Aircraft or, in the case of an Assigned Head Lease, the Lease of the Aircraft subject to such Assigned Head Lease, (F) all rights of the Grantor to terminate such Assigned Leases or Assigned Head Leases and to compel performance of, and otherwise to exercise all remedies under, any such Assigned Lease or Assigned Head Lease, whether arising under such Assigned Leases or Assigned Head Leases or by statute or at law or in equity, (G) all rights of the Grantor to possession of any Aircraft under an Assigned Head Lease and (H) all other rights and property of the Grantor included therein together with all payments, including without limitation all rent, damages, expenses, indemnities and other amounts due to the Grantor (or any person claiming by, through or under the Grantor) thereunder;

(f)    all rents, issues, profits, revenues and other income of the property intended, subjected or required to be subjected to the Lien of this Agreement hereby, by the other Related Documents or by any supplement to this Agreement in form and substance satisfactory to the Security Trustee (a ‘‘Mortgage Supplement’’), and all of the estate, right, title and interest of every nature whatsoever of the Grantor in and to the same and every part thereof; and

(g)    all proceeds, howsoever arising, of the foregoing.

BUT EXCLUDING, HOWEVER, the Excluded Payments.

TO HAVE AND TO HOLD the Mortgage Collateral unto the Security Trustee, and its successors and assigns, as security for the Secured Obligations.

2.    Incorporation By Reference.    The security interest in the Mortgage Collateral created under this Agreement is granted in accordance with the Security Trust Agreement and all of the terms and conditions thereof, including but not limited to provisions relating to the exercise of remedies, shall be incorporated herein by reference.

3.    Miscellaneous

3.1.    Successors and Assigns.    All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the Grantor, the Security Trustee and their respective successors, assigns and transferees.

3.2.    Severability.    Any provision of this Agreement prohibited by the laws of any jurisdiction or otherwise held to be invalid by any court of law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions hereof; and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.

3.3.    Governing Law.    THIS AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS.

3.4.    Further Assurances.    At any time and from time to time, upon the request of the Security Trustee, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents as the Security Trustee may reasonably deem desirable in obtaining the full benefits of security interests and assignments created or intended to be created hereby and of the rights and powers granted herein and in the Security Trust Agreement.

3.5.    Notices.    All notices, requests, demands or other communications required hereunder or given pursuant hereto shall be in writing unless otherwise expressly provided to the following specified address or to such other address as either party may from time to time hereafter designate to the other party in writing:

If to the Grantor:

Wells Fargo Bank Northwest, National Association
299 South Main Street, 12th Floor
Salt Lake City, Utah 84111
Telephone: (801) 246-5300
Facsimile: (801) 246-5053
Attention: Michael Hoggan, Vice President

If to the Security Trustee:

Deutsche Bank Trust Company Americas
60 Wall Street
New York, NY 10005
Tel: (212) 250-4855
Facsimile: (212) 553-2459
Attention: [Lou Bodi] – Structured Finance

3.6.    Trustee.    Wells Fargo is entering into this Agreement solely in its capacity as Owner Trustee under the Trust Agreement and not in its individual capacity, except as expressly set forth herein. Accordingly, each of the representations, warranties, undertakings and agreements herein made on the part of Wells Fargo, is made and intended not as a personal representation, warranty, undertaking or agreement by or for the purpose or with the intention of binding Wells Fargo personally, but is made solely in its capacity as Owner Trustee. This Agreement is executed and delivered by Wells Fargo solely in the exercise of the powers expressly conferred upon them as trustees under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against Wells Fargo or any successor in trust on account of any action taken or omitted to be taken or any representation, warranty, undertaking or agreement hereunder of Wells Fargo, either expressed or implied, all such personal liability, if any, being expressly waived by the parties hereto, except that the parties hereto, or any Person acting by, through or under them, making a claim hereunder, may look to the Trust Estate for satisfaction of the same and Wells Fargo or its successor in trust, as applicable, shall be personally liable for its own gross negligence or willful misconduct in the performance of its duties as Owner Trustee or otherwise.

3.7.    Security Trustee.    The Security Trustee shall be afforded all of the rights, protections, immunities and indemnities set forth in the Security Trust Agreement as if such rights, protections, immunities and indemnities were specifically set forth herein.

3.8.    Execution in Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have, by their indicated officers thereunto duly authorized, caused this Mortgage and Security Agreement to be executed as of the day and year first above written and to be delivered in the State of New York.

GRANTOR:	WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By: Name: Title:

SECURITY TRUSTEE:	DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Security Trustee

By: Name: Title:
By: Name: Title:

APPENDIX A
MORTGAGE AND SECURITY AGREEMENT

DEFINITIONS

For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in the Indenture, and the following terms have the meanings indicated below:

‘‘Agreement’’ has the meaning specified in the recital of parties to this Agreement.

‘‘Aircraft’’ means the Airframe together with the Engines.

‘‘Aircraft Documents’’ has the meaning assigned to such term in Section 1(c) of this Agreement.

‘‘Airframe’’ has the meaning assigned to such term in Schedule 1 attached hereto.

‘‘Assigned Leases’’ has the meaning specified in Section 1 of this Agreement.

‘‘Closing Date’’ means [                ], 2007.

‘‘DBTCA’’ has the meaning specified in the recital of parties to this Agreement.

‘‘Engines’’ has the meaning assigned to such term in Schedule 1 attached hereto.

‘‘Excluded Payments’’ means payments in respect of (i) indemnities payable by a Lessee to Wells Fargo pursuant to a Lease and (ii) proceeds of public liability insurance in respect of the Aircraft payable as a result of insurance claims paid, or losses suffered, by Wells Fargo or the Lessee.

‘‘Grantor’’ has the meaning specified in the recital of parties to this Agreement.

‘‘Head Lease’’ means any lease of an Aircraft from the Grantor to a Leasing Subsidiary.

‘‘Indenture Trustee’’ means DBTCA, in its capacity as indenture trustee under the Indenture.

‘‘Indenture’’ has the meaning specified in the preliminary statements to this Agreement.

‘‘Initial Lease’’ has the meaning assigned to such term in Schedule 1 attached hereto.

‘‘Issuer’’ has the meaning specified in the preamble to this Agreement.

‘‘Issuer Group Member’’ means the Issuer or any Issuer Subsidiary.

‘‘Issuer Subsidiary’’ means either or both, as the context may require, of (i) each Subsidiary of the Issuer existing on the Closing Date and listed on Schedule 2 to the Indenture, and (ii) each other direct or indirect Subsidiary of the Issuer.

‘‘Lease’’ means, with respect to an Aircraft, any aircraft lease agreement, (including, without limitation, any future Lease), conditional sale agreement, hire purchase agreement or other similar arrangement, as may be in effect between an Issuer Group Member that owns or leases-in such Aircraft (as Lessor) and a Person that is not an Issuer Group Member (as Lessee), as such agreement or arrangement may be amended, modified, extended, supplemented, assigned or novated from time to time in accordance with the Related Documents; provided that if, under any sub-leasing arrangement with respect to an Aircraft permitted by the Lease of such Aircraft and executed by the Lessee and a sub-lessee, the Lessor of such Aircraft agrees to receive payments or collateral directly from, or is to make payments directly to, such sub-lessee, in any such case to the exclusion of the related Lessee, then the relevant sub-lease shall constitute the ‘‘Lease’’ of such Aircraft, and the sub-lessee shall constitute the related ‘‘Lessee’’ with respect to such Aircraft, but only to the extent of the provisions of such sub-lease agreement relevant to such payments and collateral and to the extent agreed by the relevant Lessor.

‘‘Lease Payments’’ means all lease payments and other amounts payable by or on behalf of a Lessee under a Lease or a Head Lease, and all rights of Grantor to receive moneys due and to become due under or pursuant to such Lease or Head Lease, including, without limitation, Rent Payments, Supplemental Rent and Security Deposits.

‘‘Leasing Subsidiaries’’ means any special purpose entities (i) to which the Issuer or the Grantor may lease the Aircraft, (ii) which are lessors under Leases of the Aircraft to a Lessee and (iii) which are wholly owned directly or indirectly by the Issuer.

‘‘Lessee’’ means the Lessee under a Lease.

‘‘Lien’’ means any mortgage, pledge, lien, encumbrance, international interest, charge or security interest, including without limitation any prospective contract of sale or other prospective international interest.

‘‘Mortgage Collateral’’ means the Aircraft, Assigned Leases and other property described in Section 1 hereof and subject to the security interest created by this Agreement.

‘‘Mortgage Supplement’’ has the meaning assigned to such term in Section 1 hereof.

‘‘Note’’ means any one of the promissory notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee in accordance with the Indenture.

‘‘Part’’ means any and all parts, avionics, attachments, accessions, appurtenances, furnishings, components, appliances, accessories, instruments and other equipment installed in, or attached to (or constituting a spare for any such item installed in or attached to) the Aircraft.

‘‘Person’’ means any natural person, firm, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any political subdivision thereof or any other legal entity, including public bodies.

‘‘Related Documents’’ has the meaning set forth in the Indenture.

‘‘Rent Payments’’ means all payments of basic rent under a Lease that are payable in respect of periods specified under such Lease.

‘‘Secured Obligations’’ has the meaning set forth in the Security Trust Agreement.

‘‘Secured Parties’’ has the meaning set forth in the Security Trust Agreement.

‘‘Security Deposits’’ means any cash deposits and other collateral provided by, or on behalf of, a Lessee to secure the obligations of such Lessee under a Lease.

‘‘Security Trust Agreement’’ has the meaning specified in the preliminary statements to this Agreement.

‘‘Subsidiary’’ means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

‘‘Supplemental Rent’’ means additional rent (whether called additional rent, supplemental rent, utilization rent, maintenance reserve or any similar term) payable under a Lease based on hours or cycles of operation of the airframe, engines, life-limited engine parts, landing gear and/or auxiliary power unit of an Aircraft, and with respect to maintenance of which the lessor under the Lease may have a maintenance contribution obligation measured in part by or with reference to such additional rent.

‘‘Trust Agreement’’ means the Trust Agreement (Aircraft MSN [                ]), dated as of [                            ], 2007, between the Grantor and the Issuer (as successor to [                    ]).

‘‘Wells Fargo’’ has the meaning specified in the recital of parties to this Agreement.

SCHEDULE 1
MORTGAGE AND SECURITY AGREEMENT

MORTGAGE COLLATERAL

‘‘Airframe’’ means one (1) [                        ] Model [                            ] aircraft bearing manufacturer’s serial no. [                        ].

‘‘Engines’’ means two (2) [                        ] Model [                            ] aircraft engines (each of which engines has 550 or more rated takeoff horsepower or the equivalent thereof) bearing manufacturer’s serial nos. [                    ] and [                    ] respectively.

‘‘Initial Lease’’ means any now existing or after-acquired lease agreement between the Grantor, as lessor, and any lessee in force with respect to the Aircraft, including, but not limited to, the following:

EXHIBIT E-3
SECURITY TRUST AGREEMENT

FORM OF FAA LEASE SECURITY ASSIGNMENT

THIS FAA LEASE SECURITY ASSIGNMENT (MSN [                            ]) (this ‘‘Assignment’’), dated as of [                            ], is made by and between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the Trust Agreement (Aircraft MSN [                    ]), dated as of [                        ], 2007, as grantor (the ‘‘Grantor’’), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (‘‘DBTCA’’), as the Security Trustee (the ‘‘Security Trustee’’) under the Security Trust Agreement (the ‘‘Security Trust Agreement’’), dated as of [                    ], 2007, among the Grantor, BABCOCK & BROWN AIR FUNDING I LIMITED (the ‘‘Issuer’’), the additional grantors named therein and the Security Trustee. All capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Trust Indenture (the ‘‘Indenture’’), dated as of [                    ], 2007, among the Issuer, the Security Trustee, BNP Paribas (the ‘‘Initial Liquidity Facility Provider’’) and Ambac Assurance Corporation (the ‘‘Policy Provider’’).

W I T N E S S E T H:

WHEREAS, the Issuer, DBTCA, the Initial Liquidity Facility Provider and the Policy Provider have entered into the Indenture pursuant to which the Issuer is issuing the Notes and DBTCA has been appointed the Trustee; and

WHEREAS, the Issuer indirectly owns all of the beneficial interest in the Grantor; and

WHEREAS, it is a condition precedent to the issuance of the Notes by the Issuer that the Grantor assign to the Security Trustee the Lease Agreement as more fully described on Schedule 1 hereto, and all amendments, supplements, schedules, receipts and acceptance certificates executed or delivered pursuant thereto (the ‘‘Assigned Lease’’); and

WHEREAS, the Grantor will derive substantial direct and indirect benefit from the issuance of the Notes and from the Related Documents;

NOW THEREFORE, the Grantor hereby agrees as follows with the Security Trustee for the benefit of the Secured Parties:

1.    The Grantor hereby bargains, sells, transfers and conveys to the Security Trustee, for the benefit of the Secured Parties, and grants to the Security Trustee for the benefit of the Secured Parties, a first priority security interest in and to the Assigned Lease, and all amendments, supplements, schedules, receipts and acceptance certificates executed or delivered pursuant thereto, together with all of the Grantor’s rights as lessor thereunder including without limitation: (i) all rights, if any, under § 1110 of the Bankruptcy Code of the United States or any statute of similar import (whether of the United States or any other jurisdiction and whether now in effect or hereinafter enacted); (ii) all rights to receive payment of insurance proceeds and payments with respect to any manufacturer’s warranty, in each case payable with respect to the aircraft, the aircraft engines or other property which is the subject of the Assigned Lease; and (iii) upon the occurrence of an Event of Default to demand, collect, receive and retain all rent and other sums which may from time to time become payable under or in connection with the Assigned Lease.

2.    The Grantor represents and warrants that:

(a)    The Assigned Lease is in full force and effect;

(b)    There has occurred no event under the Assigned Lease which constitutes a default or event of default thereunder or which with the giving of notice or lapse of time or both would constitute a default thereunder;

(c)    No rent or other sum payable under the Assigned Lease has been prepaid;

(d)    The Assigned Lease is the entire agreement of lease with respect to the aircraft, aircraft engines and other property which are the subject thereof, and the Assigned Lease has not been amended, supplemented, or modified nor has any provision thereof been waived by either party thereto;

(e)    By this assignment, the Security Trustee assumes none of the obligations of the lessor under the Assigned Lease and lessor shall remain solely responsible for the performance of each and every term and provision of the Assigned Lease on its part to be performed; and

(f)    Upon the occurrence and continuation of an Event of Default and in addition to any other rights and remedies provided in the Indenture or arising by operation of law, the Security Trustee may send notice to the lessee under the Assigned Lease demanding that such lessee perform all obligations required to be performed thereunder including, but not limited to, the obligation to pay all rent and other sums which may thereafter become payable under the Assigned Lease, solely to and for the benefit of the Security Trustee to the exclusion of Grantor and any other party who may claim entitlement to the payment thereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have executed or caused this Assignment to be executed on the day and year first written above.

GRANTOR:	WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By: Name: Title:

SECURITY TRUSTEE:	DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Security Trustee

By: Name: Title:
By: Name: Title:

SCHEDULE 1
FAA LEASE SECURITY ASSIGNMENT

DESCRIPTION OF LEASE AGREEMENT

EXHIBIT F
SECURITY TRUST AGREEMENT

FORM OF IRISH SHARE CHARGE

Dated          day of                     2007

Babcock & Brown Air Funding I Limited

and

[Deutsche Bank Trust Company Americas]
(as Security Trustee)

CHARGE OF SHARES
in respect of the shares
of
[                    ]

McCann FitzGerald
Solicitors
Riverside One
Sir John Rogerson’s Quay
Dublin 2

THIS CHARGE is made on        day of

BETWEEN:-

(1)	Babcock & Brown Air Funding I Limited a company incorporated under the laws of Bermuda and having its registered office at [ ] (the ‘‘Chargor’’ which term includes its successors and/or assigns); and

(2)	Deutsche Bank Trust Company Americas as security trustee for the Secured Parties of the security constituted by this Charge (hereinafter referred to as the ‘‘Security Trustee’’ which expression shall, where the context so admits, include any successor trustee or trustees of the trusts under which the security hereby constituted is held).

RECITALS

A.	[ ] Limited (the ‘‘Principal Company’’) is a wholly owned subsidiary of the Chargor and pursuant to a security trust agreement dated [•] (the ‘‘Security Trust Agreement’’) made between (1) the Chargor, (2) the Issuer Subsidiaries as may become party to the agreement from time to time as grantors and (3) the Security Trustee, the Chargor has agreed to enter into this Charge with the Security Trustee for the purposes of securing the Secured Obligations.

B.	The Security Trustee has agreed to enter into this Charge as security trustee for the Secured Parties and to hold the benefit of the security constituted by this Charge on trust under the terms and conditions of the Security Trust Agreement.

C.	The authorised share capital of the Principal Company is divided into [•], each have been issued and are fully paid. The Chargor is the registered and beneficial owner of [•] [ordinary shares] in the capital of the Principal Company.

NOW IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Words and expressions defined in the Security Trust Agreement, and not otherwise defined herein shall, unless there is something in the subject or the context which is inconsistent therewith, bear the same meaning herein as in the Security Trust Agreement.

1.2	In this Charge, unless the context requires otherwise:

‘‘Act’’ means the Conveyancing and Law of Property Act, 1881, as amended by the Conveyancing Acts, 1882 and 1911;

‘‘Charged Portfolio’’ means the Shares and the Related Assets;

‘‘Enforcement Event’’ means any circumstance outlined in the Security Trust Agreement authorising the enforcement by the Security Trustee of the security created pursuant to the Security Trust Agreement;

‘‘Finance Documents’’ means the Security Trust Agreement and any other document designated as such by the Principal Company and the Security Trustee;

‘‘Related Assets’’ means all dividends, interest and other monies payable in respect of the Shares and all other rights, benefits and proceeds in respect of or derived from the Shares (whether by way of redemption, bonus, preference, option, substitution, conversion or otherwise);

‘‘Secured Obligations’’ means all monies, obligations and liabilities covenanted or guaranteed to be paid or discharged by the Chargor under this Charge;

‘‘Secured Parties’’ has the meaning given to such term in the Security Trust Agreement;

‘‘security’’ includes any mortgage, debenture, pledge, lien, hypothecation, security interest or other charge or encumbrance, and any other agreement or arrangements having substantially the same economic effect; and

‘‘Shares’’ means (i) all Shares now or at any time in the future owned by the Chargor in the Principal Company or in respect of which the Chargor has any interest (including any equity of redemption); (ii) all other Shares which the Chargor may, with the prior written approval of the Security Trustee, substitute for all or any of the Shares referred to in (i) of this definition or any Shares substituted for any substituted Shares; (iii) all other Shares, warrants and all rights, moneys and property whatsoever, including without limitation, all dividends or other distributions and interest paid or payable thereon, which may at any time be derived from, accrue on or be offered in respect of any of the Shares for the time being referred to in this Charge, whether by way of repurchase, redemption, exchange, conversion, option, rights, bonus, preference, capital reorganisation or otherwise howsoever; and references to Shares shall include references to all existing and future certificates evidencing title and relating thereto; and references to Shares include references to any part or kind thereof;

1.3	In this Charge unless the context requires otherwise:-

(a)	clause headings are inserted for convenience only and shall not affect the construction of this Charge and all references to Clauses are to Clauses of this Charge;

(b)	words denoting the singular number shall include the plural and vice versa;

(c)	references to a ‘‘person’’ include references to an individual, firm, company, corporation, unincorporated body of persons or any state or government or any instrumentality, agency or political subdivision thereof or authority, board or body created or constituted thereby;

(d)	references to any agreement, document or instrument are to be construed as references to that agreement, document or instrument as amended or supplemented or varied from time to time; and

(e)	references to any statute shall include re-enactments, amendments and extensions thereof, whether by statute, regulation or otherwise.

2.	COVENANT TO PAY

For good and valuable consideration the Chargor hereby covenants and undertakes with the Security Trustee that it shall pay and discharge the Secured Obligations as and when the same become due.

3.	SECURITY OVER CHARGED PORTFOLIO

3.1	The Chargor, as beneficial owner, for the purpose of securing the due and punctual payment and discharge of the Secured Obligations, hereby charges and pledges to the Security Trustee (as trustee for the Secured Parties) as a continuing security, by way of first fixed charge and pledge, all of its rights, title, benefit and interest whatsoever, present and future, to or in or in respect of the Shares, but so that the Security Trustee shall not in any circumstances incur any liability whatsoever in respect of any calls, instalments or otherwise in connection with such Charged Portfolio.

3.2	Forthwith upon the execution and delivery of this Charge, the Chargor shall if required by the Security Trustee, procure that the Articles of Association of the Principal Company are altered in a manner satisfactory to the Security Trustee so as to allow a transfer of the Shares to the Security Trustee or its nominees and any transfer of the Shares by or on behalf of the Security Trustee made pursuant to this Charge to be registered without requiring the consent of the directors of the Principal Company or any other condition to be obtained or met.

3.3	The security created by or pursuant to this Charge and the obligations of the Chargor hereunder shall not be affected or discharged by:

(a)	any time, indulgence, waiver or consent at any time given to the Chargor, the Principal Company or any other person;

(b)	any amendment to any provision of this Charge or any other Finance Document, security, guarantee or indemnity;

(c)	the making or absence of any demand on the Principal Company, or any other person for payment;

(d)	the enforcement or absence of enforcement of all or part of this Charge or any other Finance Document, security, guarantee or indemnity;

(e)	the release of any guarantee, indemnity or security (including any security created by or pursuant to this Charge or any other Finance Document);

(f)	the winding-up, administration or examination of the Chargor, the Principal Company or any other person (or the commencement of any such winding-up, administration or examination);

(g)	the illegality, invalidity or unenforceability of or any defect in any provision of this Charge or any other Finance Document (including any security created by or pursuant to this Charge) or any of the rights or obligations of any of the parties hereunder or thereunder (whether on the grounds of ultra vires, not being in the interests of the relevant party, not having been duly authorised, executed or delivered by the relevant party or for any other reason whatsoever) or under the any other Finance Document, security, guarantee or indemnity;

(h)	the illegality, invalidity or unenforceability of or any defect in any other document relating to or securing all or any part of the Secured Obligations;

(i)	any other matter or thing whatsoever,

and, in addition, the Chargor further covenants with the Security Trustee that if, by reason of any moneys or liabilities expressed or intended to be guaranteed to the Security Trustee by the Chargor not being legally recoverable from the relevant third party or for any other reason whatsoever, such moneys or liabilities (or any part of them) would not be recoverable from the Chargor as a surety, then (notwithstanding that that was known to the Security Trustee) they shall be fully recoverable from the Chargor as sole, original and independent obligor and the Chargor will pay or discharge them to the Security Trustee upon demand.

4.	DEPOSIT OF CERTIFICATES

4.1	The Chargor will, and will procure that its nominee(s) will deposit with the Security Trustee and permit the Security Trustee during the continuance of the security hereby created to hold and retain:

(a)	blank, signed and undated stock transfer forms in respect of the Charged Portfolio;

(b)	share certificates relating to the Charged Portfolio;

(c)	executed undated resignations from each director and officer of the Principal Company from time to time in the form set out in the Schedule.

(d)	duly executed powers of attorney of each of the directors of the Principal Company;

(e)	a certified copy of the Share Register of the Principal Company; and

(f)	all certificates or other documents representing or evidencing ownership of the Charged Portfolio together with instruments of transfer in respect of the Charged Portfolio duly executed by or on behalf of the Chargor and its nominees but omitting the name of the transferee and the date and such other documents as the Security Trustee may from time to time require for perfecting its title to the Charged Portfolio or for vesting or enabling it to vest title to the Charged Portfolio in the Security Trustee or its nominee(s) to the intent that the Security Trustee may at any time without notice present for registration any transfer of the Charged Portfolio to itself or its nominee for the purpose of protecting or perfecting its security over the Charged Portfolio and may, upon or at any time after this Charge has become enforceable pursuant to Clause 9.1, without notice present for registration any transfer of the Charged Portfolio to any purchaser.

4.2	The Chargor shall, promptly upon the accrual, offer or issue of any Related Assets (in the form of stocks, shares, warrant or other securities) in which the Chargor has a beneficial interest, procure the delivery to the Security Trustee of (a) all certificates and other documents of title representing such Related Assets and (b) stock transfer forms or other instruments of transfer (executed in blank for or on behalf of the Chargor) in respect of those Related Assets as the Security Trustee may request.

5.	EXERCISE OF RIGHTS IN RESPECT OF CHARGED PORTFOLIO

5.1	Unless and until an Enforcement Event shall have occurred:-

(a)	all rights and powers conferred by statute or otherwise upon an absolute owner thereof shall:

(i)	with respect to any part of the Charged Portfolio registered in the name of the Security Trustee or its nominee(s), be exercised as the Chargor may direct; and

(ii)	with respect to all Charged Portfolio charged by the Chargor by or pursuant to this Charge and registered in the name of the Chargor or its nominee(s), be exercised by the Chargor;

(b)	the Chargor shall be entitled to collect and retain the full benefit of all dividends or other bonus payments or rights relating to the Charged Portfolio,

Provided that the Chargor’s title and powers relating to the Charged Portfolio shall not be exercised in any manner which would result in any variation of the rights attaching to or conferred by the Charged Portfolio or any part thereof or which in the opinion of the Security Trustee is inconsistent with, or prejudicial to, its security over the Charged Portfolio or any part thereof or which would result in the Security Trustee incurring any cost, expense or liability.

5.2	At any time after the occurrence of an Enforcement Event (and without any consent or authority on the part of the Chargor) the Security Trustee and its nominee(s) may at the Security Trustee’s discretion (in the name of the Chargor or otherwise):

(a)	exercise or cause to be exercised in respect of any of the Charged Portfolio any voting rights or rights to receive dividends, interest, principal or other payments of money, as the case may be, forming part of the Charged Portfolio and all other powers and rights conferred or exercisable by the bearer or holder thereof; and

(b)	date any or all, as the Security Trustee in its absolute discretion may deem appropriate, of the letters of resignation of the Directors of the Company provided to the Security Trustee pursuant to Clause 4.1(c) and sign, seal, execute, deliver, acknowledge, file and register all such documents, instruments, agreements, certificates and any other document (including, but not limited to, such letters of resignation) and do any and all such other acts or things as the Security Trustee may in its absolute discretion deem necessary or desirable to remove any or all of the directors from the office of director of the Principal Company.

6.	COVENANTS

The Chargor hereby covenants with the Security Trustee that during the continuance of this security:

(a)	it will remain the registered and the beneficial owner of the Charged Portfolio charged by it hereunder and that it will not permit any other person other than the Security Trustee (or such person as may be specified for this purpose in writing by the Security Trustee) to be registered as holder of the Charged Portfolio or any part thereof;

(b)	except for this Charge, it will not create or purport to create or permit to subsist any security on or over the Charged Portfolio or any part thereof or interest therein;

(c)	it will not sell, transfer or otherwise dispose of the Charged Portfolio or any part thereof or interest therein or attempt or agree so to do;

(d)	it will not do or cause or permit to be done anything which may in any way depreciate, jeopardise or otherwise prejudice the value to the Security Trustee of the security hereby created;

(e)	it will not procure or authorise the issue of any further Charged Portfolio or other securities in the Principal Company;

(f)	it will ensure that the Charged Portfolio which are not registered in the name of the Chargor are at all times registered in the names of persons who have executed declarations of trust in favour of the Chargor in such forms as the Security Trustee may specify, being (if at any time the Security Trustee so requires) persons nominated by the Security Trustee;

(g)	no amendments shall be made to any provision of the Memorandum and Articles of Association of the Principal Company (save as contemplated by Clause 3.2);

(h)	it will not take from the Principal Company in respect of the Secured Obligations any security whether personal or forming a charge on the property or assets of the Principal Company and in the event of its having taken or at any time taking such a security the same shall be held by it on trust for the Security Trustee as a security for the Secured Obligations and be deposited by it with the Security Trustee;

(i)	it will duly and promptly pay all calls, instalments or other payments which may be or become due in respect of the Charged Portfolio as and when the same from time to time become due;

(j)	it will immediately give to the Security Trustee all notices and other documents received in respect of the Charged Portfolio;

(k)	it will ensure that the Charged Portfolio are, and at all times remain, free from any restriction on transfer to the Security Trustee or its nominee(s) or to any purchaser from the Security Trustee pursuant to the exercise of any rights or remedies of the Security Trustee under or pursuant to this Charge;

(l)	it will notify the Security Trustee immediately upon receipt of any notice issued under section 16(1) of the Companies Act, 1990 in respect of all or any of the Charged Portfolio or upon becoming aware that any such notice has been issued or that steps have been taken or are about to be taken to obtain an order for the sale of all or any of the Charged Portfolio under section 16(7) of the Companies Act, 1990;

(m)	it will notify the Security Trustee immediately upon the appointment of any additional or replacement director or officer of the Principal Company; and

(n)	it will take such action as the Security Trustee may, in its absolute discretion, direct in the event that it becomes possible (whether under the terms of issue of the Charged Portfolio, a reorganisation or otherwise) to convert or exchange the Charged Portfolio or have them repaid or in the event that any offer to purchase is made in respect of the Charged Portfolio or any proposal is made for varying or abrogating any rights attaching to them.

7.	REPRESENTATIONS AND WARRANTIES

7.1	The Chargor hereby represents and warrants to the Security Trustee that:-

(a)	it is the absolute beneficial owner, and it and its nominee(s) and the absolute legal owners, of the Charged Portfolio charged by it hereunder;

(b)	the Charged Portfolio are, save for this Charge, free from all security whatsoever or claims whatsoever and have been validly issued and are fully paid up;

(c)	the details of the Principal Company’s authorised and issued share capital in Recital F are correct in all respects;

(d)	it has not received a notice under section 16(1) of the Companies Act, 1990 in respect of all or any of the Charged Portfolio and, so far as it is aware, no such notice has been issued and, so far as it is aware, no steps have been taken or are about to be taken to obtain an order for the sale of all or any of the Charged Portfolio under section 16(7) of the Companies Act, 1990;

(e)	it has full power and authority to enter into and deliver this Charge, to create the security provided for herein and to perform its obligations hereunder;

(f)	this Charge constitutes its legal, valid and binding obligations and is an effective security over the Charged Portfolio;

(g)	the execution and delivery by it of this Charge and the performance by it of its obligations under this Charge do not and will not violate or result in a breach of, or exceed any power granted to it under:

(i)	its constitutional documents;

(ii)	any law, rule or regulation to or by which it, the Principal Company or any of their respective businesses, properties or assets is subject or bound; or

(iii)	any judgment, order, injunction, determination, award or ruling of any court or arbitrator or any judicial, administrative or governmental authority to or by which it or the Principal Company is subject or bound; or

(iv)	any deed, agreement, contract or other undertaking to which it or the Principal Company is a party or which may be binding on any of them or either of their respective properties or assets;

(h)	all consents, licences, approvals and authorisations required in connection with the entry into, performance, validity and enforceability of this Charge have been obtained and are in full force and effect;

(i)	save as otherwise disclosed in writing to the Security Trustee by the Chargor, it is not necessary for the legality, validity, enforceability or admissibility in evidence of this Charge that this Charge or any document relating to it be registered, filed, recorded, or enrolled with any court, registry or public authority in any relevant jurisdiction or that any stamp, registration or similar taxes be paid on or in relation to this Charge;

(j)	neither it nor the Principal Company is in default under any agreement by which it is bound and no Enforcement Event (or event which, with the giving of notice and/or lapse of time or other applicable conditions might constitute an Enforcement Event) has occurred and is continuing nor will such a default or Enforcement Event (or such event) result from the entry by the Chargor into this Charge or the exercise by the Chargor of its rights under, or the performance by it of any of its obligations, under this Charge; and

(k)	no action, suit, proceeding, litigation or dispute against the Chargor the Principal Company is currently taking place or pending or, to its knowledge, threatened nor is there subsisting any judgment or award given against any of them before any court, board or arbitration or other body which, in any case, could or might result in any material adverse change in its financial condition.]

7.2	The representations and warranties of the Chargor in Clause 7.1 shall survive the execution of this Charge and will be correct and complied with in all respects so long as any Secured Obligations remain to be paid or discharged as if repeated then by reference to the existing circumstances.

8.	FURTHER ASSURANCES

The Chargor shall at any time, if and when required by the Security Trustee, execute such share transfers and such further legal or other charges or assignments in favour of the Security Trustee as the Security Trustee shall from time to time require over all or any of the Charged

Portfolio charged by it hereunder and all rights relating thereto both present and future (including any substituted securities and any vendor’s lien) and any other transfers or documents the Security Trustee may from time to time require for perfecting its title to the same or for vesting or enabling it to vest the same in itself or its nominee(s) or in any purchaser to secure the Secured Obligations, such further charges or assignments to be prepared by or on behalf of the Security Trustee at the cost of the Chargor and to contain an immediate power of sale without notice, a clause varying the provisions of Section 20 of the Act (regulation of power of sale) accordingly, a clause excluding the provisions of Section 17 of the Act (restriction on consolidation of mortgages) and such other clauses for the benefit of the Security Trustee as the Security Trustee may reasonably require.

9.	SECURITY TRUSTEE’S POWERS

9.1	The Secured Obligations shall be deemed to have become due for the purpose of this Charge and of Section 19 of the Act (exercise of power of sale and other powers), and the security created by the Chargor by or pursuant to this Charge shall become immediately enforceable, and the power of sale and other powers conferred by the Act in each case as varied and extended by this Charge, and the powers and remedies provided for herein shall be immediately exercisable in relation to the security created by or pursuant to this Charge, upon the execution and delivery of this Charge, but, as between the Security Trustee and the Chargor only (and not so as to prejudice or affect any third party), the Security Trustee agrees not to enforce this security or exercise any such powers except at any time after an Enforcement Event occurs.

9.2	Upon or at any time after this Charge has become enforceable pursuant to Clause 9.1 hereof:-

(a)	the Security Trustee and any nominee of the Security Trustee wherever situate may without further notice and without the restrictions contained in Section 17 of the Act (restriction or consolidation of mortgages) in respect of all or any of the Charged Portfolio, exercise all the powers or rights which may be exercisable by the registered holder of the Charged Portfolio and all other powers conferred on mortgagees by the Act as hereby varied or extended; and

(b)	any dividends or other payments which may be received or receivable by the Security Trustee or by any nominee in respect of any of the Charged Portfolio may be applied by the Security Trustee as though they were proceeds of sale.

9.3	Section 20 of the Act (regulation of the power of sale) shall not apply in relation to the security created by or pursuant to this Charge and the statutory power of sale contained in the Act (as extended by this Charge) and any other power whether implied by statute or otherwise shall be exercisable immediately upon the security hereby created becoming enforceable. Section 17 of the Act (restriction on consolidation of mortgages) shall not apply to the Charged Portfolio or to any security given to the Security Trustee pursuant to this Charge.

9.4	In exercising the powers referred to in Clause 9.2, the Charged Portfolio or any part thereof may be sold or disposed of at such times in such manner and generally on such terms and conditions and for such consideration as the Security Trustee may think fit. Any such sale or disposition may be for cash, debentures or other obligations, Charged Portfolio, stock, securities or other valuable consideration and be payable immediately or by instalments spread over such period as the Security Trustee shall think fit. No purchaser or other person shall be bound or concerned to see or enquire whether the Security Trustee’s right to exercise any of the powers hereby conferred has arisen or not or be concerned with notice to the contrary or with the propriety of the exercise or purported exercise of such powers.

9.5	All moneys received by the Security Trustee in the exercise of any powers conferred by this Charge shall be applied after the discharge of all liabilities having priority thereto in or towards satisfaction of the Secured Obligations and in such order as the Security Trustee in its absolute discretion may from time to time conclusively determine (save that the Security Trustee may credit the same to a suspense account for so long and in such manner as the Security Trustee may from time to time determine).

9.6	The Security Trustee shall not be liable to account as mortgagee in possession in respect of all or any of the Charged Portfolio and shall not be liable for any loss upon realisation or for any neglect or failure to present any dividend coupon or any bond or stock drawn for repayment or for any failure to pay any call or instalment or to accept any offer or to notify the Chargor of any such matter or for any other loss of any nature whatsoever in connection with the Charged Portfolio.

9.7	If the Security Trustee receives notice of any subsequent security, assignment or other disposition affecting the Charged Portfolio or any part thereof or interest therein, the Security Trustee may open a new account for the Chargor; if the Security Trustee does not open a new account then unless the Security Trustee gives express written notice to the contrary to the Chargor it shall nevertheless be treated as if it had done so at the time when it received such notice and as from that time all payments made by or on behalf of the Chargor to the Security Trustee shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount due from the Chargor to the Security Trustee at the time when it received notice.

10.	RECEIVER

10.1	After the occurrence of an Enforcement Event or if requested by the Chargor, the Security Trustee may by writing (acting through an authorised officer of the Security Trustee) without notice to the Chargor appoint one or more persons to be receiver of the whole or any part of the Charged Portfolio (each such person being (a) entitled to act individually as well as jointly and (b) for all purposes deemed to be the agent of the Chargor).

10.2	In addition to having the powers of the Security Trustee conferred by Clause 9, each person appointed pursuant to Clause 10.1 shall have, in relation to the part of the Charged Portfolio in respect of which he was appointed, all the powers conferred by the Act on a receiver appointed under the Act.

11.	POWER OF ATTORNEY

The Chargor hereby by way of security for the performance of its obligations under this Charge irrevocably appoints the Security Trustee, each and every person to whom the Security Trustee from time to time shall have delegated the exercise of the power of attorney conferred by this Clause 11 and any receiver and each of them jointly and also severally to be the attorney of the Chargor (with full powers of substitution and delegation) and in its name or otherwise and on its behalf and as its act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which the Chargor may or ought to do under the covenants and provisions contained in this Charge and generally in its name and on its behalf to exercise all or any of the powers, authorities and discretions conferred by or pursuant to this Charge or by any statute or common law on the Security Trustee or any receiver or which may be required or which the Security Trustee or any receiver shall deem fit for carrying any sale, charge, mortgage or dealing by the Security Trustee or by any receiver into effect or for giving to the Security Trustee or any receiver the full benefit of these presents (including the exercise of an right of a legal or beneficial owner of the Charged Portfolio) and generally to use the name of the Chargor in the exercise of all or any of the powers, authorities or discretions conferred on the Security Trustee or any receiver and the Chargor hereby ratifies and confirms and agrees to ratify and confirm whatsoever any such attorney shall do or purport to do by virtue of this Clause 11 and all money expended by any such attorney shall be deemed to be expenses incurred by the Security Trustee hereunder.

12.	CONTINUING SECURITY/SUBROGATION

12.1	This security shall be a continuing security notwithstanding the bankruptcy, liquidation or incapacity for any reason of the Chargor or the Principal Company or any settlement of account or any other matter whatsoever and is in addition to and shall not merge with or otherwise prejudice or affect any contractual or other right or remedy or any guarantee, lien, pledge, bill, note, mortgage or other security (whether created by the deposit of documents or otherwise) now or hereafter held by or available to the Security Trustee and shall not be in any way prejudiced or affected thereby or by the invalidity thereof or by the Security Trustee now or hereafter dealing with, exchanging, releasing, varying or abstaining from perfecting or enforcing any of the same or any rights which it may now or hereafter have or giving time for payment or indulgence or compounding with any other person liable.

12.2	Until the Secured Obligations have been paid or satisfied in full (and notwithstanding payment of a dividend in any liquidation or bankruptcy or under any compromise or arrangement), the Chargor waives all rights of subrogation against the Principal Company and agrees not to demand or accept or to negotiate, assign, charge or otherwise dispose of any moneys, obligations or liabilities now or hereafter due or owing to it by the Principal Company or to take any step to enforce any right against the Principal Company for the same or to claim or prove in competition with the Security Trustee in the bankruptcy or liquidation of the Principal Company. If the Chargor acts in breach of this Clause, anything so received and any benefit derived directly or indirectly by it therefrom shall be held in trust for the Security Trustee as a continuing security for the Secured Obligations.

13.	AVOIDANCE OF PAYMENTS

Any release, discharge or settlement between the Chargor and the Security Trustee shall be conditional upon no security, disposition or payment to the Security Trustee by the Chargor or any other person being void, set aside or ordered to be refunded pursuant to any enactment of law relating to liquidation, administration, examinership or insolvency or for any other reason whatsoever, and if such condition shall not be fulfilled, the Security Trustee shall be entitled to enforce this Charge subsequently to the full extent of the Secured Obligations as if such release, discharge or settlement had not occurred and any such payment had not been made. The Security Trustee may in its absolute discretion retain the security hereby created for a period of one month plus such statutory period within which such security, disposition or payment can be avoided, set aside or ordered to be refunded after the Secured Obligations have been paid or discharged in full, notwithstanding any release, discharge or settlement given or made by the Security Trustee on, or as a consequence of, such termination of liability.

14.	PROVISO FOR REDEMPTION

Subject to Clause 13, upon the Security Trustee being satisfied that:-

(a)	no liabilities actual or contingent of the Chargor under the Finance Documents remain outstanding; and

(b)	all Secured Obligations (including any under this Charge or any other Security Documents) have been irrevocably received or recovered by the Security Trustee in full,

the Security Trustee shall at the request and expense of the Chargor promptly release the assets hereby charged (or such part thereof as may then remain vested in the Security Trustee) from the security created by or pursuant to this Charge.

15.	INDEMNITY

The Chargor covenants with the Security Trustee fully to indemnify the Security Trustee and its subsidiaries and affiliates and their respective officers, agents, servants and employees and the dependents of any such officers, agents, servants and employees against all losses, liabilities, claims, proceedings, taxes, penalties, fines, costs, charges and expenses incurred (whether before or after this Charge has become enforceable pursuant to Clause 9.1):

(a)	in consequence of anything done or purported to be done by or on behalf of the Security Trustee under this Charge or any other document relating to this Charge or of any failure by the Chargor to comply with its obligations thereunder or otherwise in connection therewith; or

(b)	in consequence of any payment in respect of the Secured Obligations (whether made by the Chargor or any other person) being impeached or declared void for any reason whatsoever; or

(c)	in consequence of the preparation, registration or perfecting of this Charge (or the charge herein contained), or other document relating to it; or

(d)	in consequence of the exercise, or attempted or purported exercise, or the consideration of the exercise, by or on behalf of the Security Trustee of any of the powers of the Security Trustee or any other action taken by or on behalf of the Security Trustee with a view to or in connection with the recovery by the Security Trustee of the Secured Obligations from the Chargor or any other person; or

(e)	in consequence of the carrying out or consideration of any other act or matter which the Security Trustee or any other person on behalf of the Security Trustee may consider to be necessary for the preservation of the Charged Portfolio.

16.	DEFAULT INTEREST

In the event that the Security Trustee does not receive on the due date any sums due under this Charge in respect of the Secured Obligations, the Chargor shall pay to the Security Trustee on demand interest on that sum calculated day by day from the date of the relevant demand until full discharge (both before and after judgment) calculated at the rate specified in the Finance Documents and such amounts and interest shall form part of the Secured Obligations and accordingly be secured on the Charged Portfolio under the first fixed charge and pledge contained in this Charge.

17.	PAYMENTS

All payments of whatever nature to be made by the Chargor to the Security Trustee under this Charge shall be made to the Security Trustee free and clear of and without deduction for or on account of any tax of any kind unless the Chargor is obliged by law to make the payment subject to the deduction or withholding of tax, in which case, the relevant payment shall be increased to the extent necessary to ensure that, after the making of the deduction or withholding, the Security Trustee receives and retains (free from any liability in respect of any deduction or withholding) a net sum equal to the sum which it would have received and so retained had no deduction or withholding been made or required to be made. The Chargor shall indemnify the Security Trustee against any liability of the Security Trustee in respect of any such tax and shall provide the Security Trustee from time to time, on request, with evidence satisfactory to the Security Trustee that the Chargor has remitted to the relevant taxation authority any such tax which it was obliged to deduct.

18.	ASSIGNMENT

18.1	This Charge shall be binding upon and enure to the benefit of each of the parties and their respective successors and permitted assigns.

18.2	The Chargor may not assign or transfer all or any of its rights, benefits or obligations under this Charge.

18.3	In the event that the any Finance Document is assigned in whole or in part by the Security Trustee, then the Security Trustee may assign its rights, powers and the benefit of this Charge to the assignee or transferee of such Finance Document or any part thereof, and, in that event, the Chargor shall execute such documents as the Security Trustee may specify with a view to perfecting such assignment or transfer or, where necessary, shall execute further security documentation in favour of the assignee or transferee in like form to this Charge.

19.	COSTS, EXPENSES AND STAMP DUTY

19.1	All costs and expenses (including any tax liability and any legal costs and, in each case, value added tax or any similar tax charged or chargeable in respect thereof) incurred by the Security Trustee or, as the case may, any receiver appointed hereunder:

(a)	in the negotiation, preparation and execution of this Charge and the completion of the transactions contemplated herein;

(b)	in the exercise of any of the rights, remedies and powers conferred on the Security Trustee by this Charge or in the perfection or enforcement of any other security for or guarantee in respect of the Secured Obligations or in connection with any proceedings instituted by or against the Security Trustee in relation to the title to the whole or any part of the Charged Portfolio; and

(c)	as a consequence of or holding the security constituted by this Charge or any claims or proceedings in relation thereto or to any of the Charged Portfolio,

shall be reimbursed by the Chargor to the Security Trustee on demand on a full indemnity basis and shall carry interest from the date of such demand until so reimbursed at the rate referred to in Clause 16.

19.2	The Chargor will promptly pay any stamp and other documentary duties and registration taxes to which this Charge or any transfer of the Charged Portfolio (or any part thereof) contemplated hereby may be subject to or give rise and will fully indemnify the Security Trustee on demand of the Security Trustee from and against any loss or liability suffered or incurred as a result of any delay or omission by the Chargor to pay any such duties or taxes.

19.3	The cost of the Chargor complying with any of its obligations under this Charge (including, without limitation, its obligations under Clause 3 and Clause 8) shall be borne by the Chargor.

20.	NOTICES

20.1	Any notice or other communication to be given under or for the purposes of this Charge shall be in writing and shall be treated as properly served or given if hand delivered or sent by registered post or facsimile to the relevant person at the following address or facsimile number (or such other address or facsimile number as that person may have designated in writing from time to time to the person giving the notice):

the Security Trustee:	Address:	[•]

Facsimile No:	[•]

Attention:	[•]

the Chargor:	Address:	[•]

Facsimile No:	[•]

Attention:	[•]

(a)	in the case of a letter which is hand delivered, when actually delivered and, in the case of a letter which is sent by registered post, on the second day after posting (or on actual receipt, if earlier); or

(b)	in the case of transmission by facsimile, at the time of transmission.

20.2	Provided that any communication or document to be made or delivered to the Security Trustee shall be effective only when received by the Security Trustee and then only if the same is expressly marked for the attention of the department and officer referred to above (or such other department as the Security Trustee shall from time to time specify for this purpose). Any such notice or other communication to the Chargor shall be deemed to have been received by the Chargor:

21.	LIMITED RECOURSE PROVISIONS

21.1	If, upon the Security Trustee having realised the Charged Portfolio, the net proceeds of realisation are insufficient for the Chargor to discharge the Secured Obligations, then the claims of the Security Trustee in respect of any outstanding amounts and obligations shall be extinguished and the Security Trustee shall not take any further action against the Chargor to recover any sum in respect of such amounts and obligations and no debt shall be owed by the Chargor to the Security Trustee in respect of such amounts or obligations. In particular, the

Security Trustee or any other party acting on their behalf may not institute, or join with any other person in bringing, instituting or joining, insolvency proceedings (whether court based or otherwise) or for the appointment of an examiner, liquidator or analogous person in relation to the Chargor. This Clause 21 shall not prohibit the Security Trustee from appointing a Receiver hereunder or preclude the Security Trustee from proving or claiming in an insolvency of the Chargor.

22.	MISCELLANEOUS

22.1	This Charge together with the other documents referred to herein embodies the entire agreement between the parties and supersedes all previous statements, representations and agreements between the parties relating to the subject matter of this Charge.

22.2	Time shall be of the essence of this Charge. No delay or omission on the part of the Security Trustee in exercising any right, power or remedy under this Charge shall impair the right, power or remedy or be construed as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies provided in this Charge are cumulative and not exclusive of any rights, powers and remedies provided by law. No waiver by the Security Trustee of any terms of this Charge, and no approval or consent by it, shall be effective unless in writing.

22.3	If at any time any one or more of the provisions in this Charge is or becomes invalid, illegal or unenforceable in any respect under any law or regulation, the validity, legality and enforceability of the remaining provisions of this Charge shall not be in any way affected or impaired thereby.

22.4	This Charge may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

22.5	In any proceedings relating to this Charge a statement as to any amount due to the Security Trustee under this Charge which is certified as being correct by an officer or agent of the Security Trustee shall, in the absence of manifest error, be conclusive evidence that such amount is in fact due and payable.

23.	GOVERNING LAW AND JURISDICTION

23.1	This Charge shall be governed by and construed in accordance with the laws of Ireland.

23.2	For the exclusive benefit of the Security Trustee, the Chargor irrevocably agrees that the courts of Ireland are to have jurisdiction to settle any disputes which may arise out of or in connection with this Charge and that accordingly any suit, action or proceedings arising out of or in connection with this Charge (‘‘Proceedings’’) may be brought in such courts.

23.3	The Chargor irrevocably waives any objection which it may have now or hereafter to the bringing of any Proceedings in any such court as is referred to in this Clause 23 and any claim that any Proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any Proceedings brought in any court referred to in this Clause 23 shall be conclusive and binding upon the Chargor and may be enforced in the courts of any other jurisdiction. The Chargor undertakes to enter an unconditional appearance within 14 days after the completion of any service of process in any Proceedings. The Chargor hereby consents to the service by post of any process issued in that jurisdiction and appoints the Principal Company at [•] to be its agent for the acceptance of any process issued in connection with this Charge. Nothing herein shall affect the right to serve process in any other manner permitted by law.

23.4	Nothing contained in this Clause 23 shall limit the right of the Security Trustee to take Proceedings against the Chargor in any court of competent jurisdiction, nor shall the taking of any Proceedings in one or more jurisdictions preclude the taking of any Proceedings in any other jurisdiction whether concurrently or not.

IN WITNESS WHEREOF the parties have executed this Charge on the date written above.

SCHEDULE

(Letter of Resignation)

To:	(1)	[Security Trustee]

(2)	The Secretary [Principal Company]

[Date]

Dear Sirs

[Facility Agreement made or to be made between [                    ] and [                    ] (the ‘‘Facility Agreement’’)]

1.	I hereby resign as a director of the Principal Company and confirm that I have no claims against the Principal Company for loss of office, arrears of pay or otherwise howsoever.

2.	This resignation is to be effective as at the date hereof. You are hereby authorised to complete this letter by dating the same at any time after service of a demand notice pursuant to clause [•] of the Facility Agreement.

Yours faithfully

THE CHARGOR

SIGNED, SEALED AND DELIVERED
By
on behalf of
Babcock & Brown Air Funding I Limited
in the presence of:

THE SECURITY TRUSTEE

SIGNED by
on behalf of
Deutsche Bank Trust Company Americas
in the presence of:

EXHIBIT G
SECURITY TRUST AGREEMENT

FORM OF DEED OF CHARGE OVER A BANK ACCOUNT

[Form to be confirmed/provided by McCann FitzGerald]

Dated [                    ], 2007

BABCOCK & BROWN AIR FUNDING I LIMITED

and

DEUTSCHE BANK TRUST COMPANY AMERICAS

DEED OF CHARGE
OVER A BANK ACCOUNT

THIS DEED OF CHARGE (the ‘‘Deed’’) is dated [                    ], 2007 and made BETWEEN BABCOCK & BROWN AIR FUNDING I LIMITED, a company formed under the laws of Bermuda and having its registered office at [                            ] (the ‘‘Chargor’’); and DEUTSCHE BANK TRUST COMPANY AMERICAS in its capacity as security trustee, having an office at 60 Wall Street, 26th Floor, MS NYC60-2606, New York, New York 10005-2858 (the ‘‘Chargee’’).

RECITALS

A.	The Chargor is the beneficial owner of the Account (as hereinafter defined).

B.	The Chargor has agreed to enter into this Deed for the purposes of securing payment by the Chargor of the Secured Obligations (as hereinafter defined).

NOW THIS INDENTURES WITNESSETH and it is hereby agreed by and between the parties hereto as follows:

1.    Definitions

1.1.    In this Deed:

‘‘Account’’ means the VAT Refund Account (Non-Trustee Account) bearing account no. [    ] of the Chargor held with the Bank or any replacement or reinstatement of any such account whether by current account or deposit account;

‘‘Account Balance’’ means the balance for the time being standing to the credit of the Account together with all interest thereon and the debt represented thereby;

‘‘Bank’’ means [                                                ];

‘‘Cash Manager’’ means Deutsche Bank Trust Company Americas in its capacity as cash manager;

‘‘Encumbrance’’ means any mortgage, charge, pledge, lien, assignment by way of security, hypothecation, security interest, title retention, preferential right or trust arrangement and any other agreement or arrangement having the effect of security;

‘‘Indenture’’ means the trust indenture dated on or about the date hereof and entered into between the Chargor, the Operating Bank, the Cash Manager, Deutsche Bank Trust Company Americas as trustee, BNP Paribas as the Initial Liquidity Facility Provider and the Policy Provider (each as defined therein);

‘‘Secured Obligations’’ means the Secured Obligations as defined in the Security Trust Agreement;

‘‘Security Period’’ means the period beginning on the date hereof and ending on the date upon which the Chargee has confirmed in writing that all the Secured Obligations which have or may arise have been irrevocably paid and discharged; and

‘‘Security Trust Agreement’’ means the security trust agreement dated on or about the date hereof and entered into between, inter alia, the Chargor and the Chargee.

All terms not specifically defined above shall bear the same meanings as are ascribed to them in the Security Trust Agreement.

2.    Interpretation

2.1.    Words and phrases the definition of which is contained or referred to in Section 2 of the Companies Act, 1963 shall be construed as having the meaning thereby attributed to them. Words importing the singular shall include the plural and vice versa and words importing persons shall include corporations.

2.2.    References to statutory provisions shall unless the contrary is clearly stated be a reference to statutory provisions operative in Ireland and will be construed as references to those provisions as respectively amended or re-enacted (whether before or after the date hereof) from time to time and shall include any provisions of which they are re-enactments (whether with or without modification) and shall also include any subordinate legislation made from time to time under those provisions.

2.3.    Words such as hereunder, hereto, hereof and herein shall unless the context clearly indicates to the contrary refer to the whole of this Deed and not to any particular section or clause thereof.

2.4.    Save as otherwise provided herein any reference to a section, clause, paragraph or a sub-paragraph shall be reference to a section, clause, paragraph or a sub-paragraph (as they may be) of this Deed.

2.5.    The headings are inserted for convenience only and shall not affect the construction of this Deed.

2.6.    Reference to any document includes that document as amended, novated or supplemented from time to time.

3.    Covenant to Pay and Perform

3.1.    The Chargor hereby covenants and undertakes with the Chargee that it shall pay and discharge the Secured Obligations as and when the same become due.

3.2.    The Chargor hereby covenants that it shall at all times comply with and observe all terms and conditions applicable to the Account contained in the Security Trust Agreement, the Indenture and this Deed.

4.    Charge

4.1.    As security for the Secured Obligations the Chargor as beneficial owner hereby charges:

4.1.1.    by way of a first fixed charge in favour of the Chargee all of its present and future right, title and interest in and to the Account and the Account Balance; and

4.1.2.    by way of first floating charge in favour of the Chargee all of its present and future rights, title and interest in and to such of the Account and the Account Balance as may be deemed not have been charged by way of first fixed charge pursuant to clause 4.1.1, provided that upon irrevocable payment in full of the Secured Obligations or upon the occurrence of any of the circumstances set out in Section 9.06 of the Security Trust Agreement, the Chargee will forthwith at the request and expense of the Chargor release the Account and the Account Balance to the Chargor. During the continuance of the security created hereby, the Chargor shall not, except with the prior written consent of the Chargee, or (unless otherwise notified by the Chargee) by the Cash Manager as agent of the Chargee be entitled to withdraw the whole or part of the Account Balance for any purpose save as provided in the Security Trust Deed and/or the Indenture.

5.    Continuing Security

5.1.    The security constituted by this Deed shall be continuing and not satisfied by any intermediate payment or satisfaction of any part of the Secured Obligations but shall secure the ultimate balance of the Secured Obligations provided that if upon final satisfaction of the Secured Obligations there exists any right on the part of the Chargor or any other person to draw funds or otherwise which, if exercised, would or might cause the Chargor to become actually or contingently liable to the Chargee whether as principal debtor or as surety for another person then the Chargee shall be entitled to retain this security and all rights, remedies and powers conferred thereby for so long as shall or might be necessary to secure the discharge of such actual or contingent liability as aforesaid. The security hereby given shall be in addition to and shall not be affected by any other Encumbrance now or hereafter held by the Chargee for all or any of the Secured Obligations.

5.2.    Where any discharge (whether in respect of the obligations of the Chargor or any security therefor or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be repaid on bankruptcy, liquidation, by virtue of Section 1001 of the Taxes Consolidation Act, 1997 or otherwise without limitation, this Deed shall continue in force as if there had been no such discharge or arrangement.

5.3.    The Chargee shall be entitled to concede or compromise in good faith any claim that any such payment, security or other disposition is liable to avoidance or repayment.

5.4.    This Deed shall not be affected by any act, omission or circumstance which but for this provision might operate to release or otherwise diminish this Deed or affect such obligations including without limitation and whether or not known to either of the Chargor or the Chargee:

5.4.1.    any time or waiver granted to or composition with any person whatsoever; or

5.4.2.    the taking, variation, compromise, renewal or release of, or refusal or neglect to perfect or enforce, any rights, remedies or securities against or granted by any other person whatsoever; or

5.4.3.    any variation of, or extension of the due date for performance of, any term of any agreement or security or any increase in the Secured Obligations to the intent that this Deed shall apply to such term as varied or in respect of the extended due date or such increase; or

5.4.4.    any irregularity, unenforceability, invalidity or frustration of any obligations of any person whatsoever under any agreement or any other document or security, or any present or future law or order of any government or authority (whether of right or in fact) purporting to reduce or otherwise affect any of such obligations, to the intent that this Deed shall remain in full force and be construed accordingly as if there were no such irregularity, unenforceability, invalidity, frustration, law or order; or

5.4.5.    any legal limitation, disability, incapacity or other circumstances relating to any such party or any other person.

5.5.    The Chargor waives any right it may have of first requiring the Chargee to proceed against or claim payment from anyone else or enforce any guarantee or security granted by any other person before enforcing this Deed.

5.6.    Until all amounts which may be or become payable by the Chargor to the Chargee shall have been irrevocably paid and discharged in full, the Chargee may refrain from applying or enforcing any other security, moneys or rights held or received by the Chargee in respect of such amounts or apply and enforce the same in such manner and order as the Chargee sees fit (whether against such amounts or otherwise) and the Chargor shall not be entitled to the benefit of the same.

5.7.    Unless otherwise agreed the Chargor shall not be entitled to any right of contribution or subrogation by virtue of any realisation of this security.

5.8.    Deutsche Bank Trust Company Americas, in its capacity as security trustee hereunder, shall be afforded all of the rights, powers, immunities and indemnities set forth in the Security Trust Agreement as if such rights, powers, immunities and indemnities were specifically set forth herein.

6.    Prohibition on Encumbrances and Disposals

The Chargor undertakes that (except with the prior written consent of the Chargee or as otherwise provided herein or contemplated by the Security Trust Agreement) during the Security Period it will not except in favour of the Chargee:

6.1.    create or permit to subsist any Encumbrance upon all or any part of the Account; or

6.2.    assign, transfer or otherwise dispose of all or any part of the Account.

7.    Maintenance Of The Security

7.1.    The Chargor will (if requested by the Chargee and at the cost of the Chargor) institute and maintain all such proceedings as may be necessary or expedient to preserve or protect the interest of the Chargee and the Chargor in the Account.

7.2.    The Chargor will (except as the Chargee may otherwise have consented in writing):

7.2.1.    duly perform its obligations under the Security Trust Agreement, the Indenture and this Deed and notify the Chargee of any default thereunder;

7.2.2.    not agree to any variation of any agreement relating to the Account or release any other party thereto from any of their respective obligations thereunder, waive any such obligations, give any consent which may be given thereunder or submit any dispute to arbitration thereunder;

7.2.3.    not exercise any right or power conferred on it by or available to it under or in respect of the Account for any purpose unless and until requested to do so by the Chargee or (unless otherwise notified by the Chargee) by the Cash Manager as agent of the Chargee. Upon request by the Chargee or the Cash Manager, as the case may be, the Chargor will exercise such right or power as the Chargee or the Cash Manager, as the case may be, may direct;

7.2.4.    not accept or make any claim that any agreement relating to the Account has been frustrated or has ceased to be in full force;

7.2.5.    not assign or otherwise dispose of all or any of its rights under any agreement relating to the Account.

8.    Enforcement of Security

8.1.    The Chargor will not take any action which would result in any sums being paid out of the Account for any purpose save with the prior written authorization of the Chargee. In addition, the Chargor will execute such irrevocable mandates and instructions for payment or otherwise as the Chargee may require in order to ensure that no monies are paid out of the Account save with the prior written authorization of the Chargee or (unless otherwise notified by the Chargee) by the Cash Manager as agent of the Chargee. In the event of any conflicting instructions, those of the Chargee shall prevail.

8.2.    On or after any of the Secured Obligations have become due, the security hereby created shall become immediately enforceable without any need for demand on or notice to the Chargor and the Chargee may apply the Account Balance in accordance with this Deed. The parties hereby acknowledge that any proceeds from the enforcement of the security created by this Deed shall be applied in accordance with the payment and priority provisions set out in the Trust Indenture

8.3.    When and at any time after this security becomes enforceable in accordance with clause 8.2, the Chargee shall be entitled without notice immediately to put into force and exercise all the powers and remedies possessed by it according to law as Chargee of the Account as and when it may see fit and in particular:

8.3.1.    to take over or institute all such proceedings in connection with the Account as the Chargee in its absolute discretion thinks fit and to discharge, compound, release or compromise all or any of the Account Balance or claims in respect thereof;

8.3.2.    to take possession of the Account and the Account Balance;

8.3.3.    to implement any contracts relating to the Account, or to agree with any other party thereto to determine the same on such terms and conditions as the Chargee and such party may agree; and

8.3.4.    to utilise some or all of the Account Balance in discharge of the Secured Obligations in accordance with the terms of the Indenture and to perform or cause to be performed all acts and things requisite or desirable according to the law of the country in which the Account is situate for the purpose of giving effect to the exercise of any of the said powers, authorities and discretions.

8.4.    The foregoing rights and powers of the Chargee shall be in addition and without prejudice to all statutory rights and powers of the Chargee under the Conveyancing and Law of Property Acts, 1881 to 1911 or otherwise but so that:

8.4.1.    Any statutory power of sale and appointment of a receiver shall be exercisable without the restrictions contained in Section 20 of the Conveyancing and Law of Property Act, 1881;

8.4.2.    Any receiver so appointed shall be agent of the Chargor and the Chargor alone shall be responsible for his acts, defaults or remuneration;

8.4.3.    The restriction on the right of consolidating mortgages contained in Section 17 of the Conveyancing and Law of Property Act, 1881 shall not apply to this Deed or to any other security given; and

8.4.4.    The Chargee shall not be liable to account as mortgagee in possession.

9.    Notice and Further Assurance

The Chargee will give notice to the Bank of the charge contained herein in the form of the relevant part of the First Schedule hereto or in such other form and will procure (so far as it is able) that the Bank acknowledges such notice to the Chargee in the form set out in the Second Schedule or as required by the Chargee. At any time and from time to time upon the written request of the Chargee, the Chargor shall execute and deliver any and all such further instruments and documents as the Chargee may require for the purpose of obtaining the full benefit of the charge over the Account and Account Balance effected hereby and of the rights and powers hereby granted.

10.    Power of Attorney

10.1.    The Chargor hereby by way of security irrevocably appoints and constitutes the Chargee and any receiver appointed hereunder (the ‘‘Attorney’’) but with effect only as and from the date upon which this security becomes enforceable the attorney of the Chargor on its behalf and in the name of the Chargor to do all acts and execute all documents which the Chargor could itself do in relation to the Account or in connection with any of the matters provided for in this Deed including without limitation the execution of any transfer or other assurance or any instructions whatsoever in respect of the Account.

10.2.    The Attorney may:

10.2.1.    ask, require, demand, receive and give acquittance for any sum forming part of or in connection with the Account;

10.2.2.    endorse any cheques or other instruments or orders in connection therewith; and

10.2.3.    make any claims or take any action or institute any proceedings which may be necessary or advisable to protect the interest of the Chargee in all or any part of the Account.

11.    Protection of Third Parties

No purchaser or other person dealing with the Chargee or with its attorneys or agents shall be concerned to enquire (i) whether any power exercised or purported to be exercised by it has become exercisable, (ii) whether any money remains due on the security hereby created, (iii) as to the propriety or regularity of any of its or their actions, or (iv) as to the application of any money paid to it. In the absence of malfeasance on the part of such purchaser or other person such dealings shall be deemed so far as regards the safety and protection of such purchaser or other person to be within the powers hereby conferred and to be valid accordingly.

12.    Notice

12.1.    Any notice to be given or served hereunder shall be in writing and shall be duly expressed to be a notice hereunder and shall be deemed duly given or served if sent by fax at the time of transmission (subject to the correct code or fax number being received) or if posted 48 hours after the time at which it was posted or, if delivered by hand, at the time of delivery if such day is a Business Day or if such day is not a Business Day on the next following Business Day, to the party to whom it is to be given or served at its address hereinafter set out or such other addresses or fax numbers as such party shall have previously communicated for such purpose by notice to the party giving such first-mentioned notice or demand. The address and fax number for service on the parties hereto are

Chargor:
Babcock & Brown Air Funding I Limited
[ ]
[ ]
[ ]
Fax: [ ]
(Attention: The Company Secretary)
Chargee:
Deutsche Bank Trust Company Americas
60 Wall Street 26th Floor
MS NYC60-2606 New York
New York 10005-2858
Fax: (212) 797-8606 (Attention: [Lou Bodi])

12.2.    Either party giving or serving a notice hereunder by fax shall, but without prejudice to the validity of the notice given, send a copy of the notice by pre-paid registered post to the other party to that party’s address hereinbefore set out or to such other address as such party shall have previously communicated by notice to the party giving such first mentioned notice.

12.3.    All notices given or served pursuant to or otherwise relating to this Deed shall be in the English language.

12.4.    Any notice served hereunder shall be deemed to have been received by the party so receiving such notice on the Business Day of such receipt only if the notice has been received during usual business hours on such Business Day, and if the notice is received outside usual business hours it shall be deemed to have been received on the next following Business Day.

13.    Assignment

This Deed shall be binding upon the Chargor, its successors and assigns until the security created hereunder is released in accordance with this Deed. The Chargee shall, upon prior written notice to the Chargor, be entitled to assign the benefit of this Deed or any part thereof to any successor trustee appointed in accordance with terms of the Security Trust Agreement. In the event of any such assignment by the Chargee the Chargor shall at the request of the Chargee join in any such assignment so as to cause full beneficial title to the Charge created hereby to be passed to the relevant assignee.

14.    Limited Recourse and Non-Petition

If, upon the Security Trustee having realised the Account and the Account Balance, the net proceeds of realisation are insufficient for the Chargor to discharge the Secured Obligations, then the claims of the Security Trustee in respect of any outstanding amounts and obligations shall be extinguished and the Security Trustee shall not take any further action against the Chargor to recover any sum in respect of such amounts and obligations and no debt shall be owed by the Chargor to the Security Trustee in respect of such amounts or obligations. In particular, the Security Trustee or any other party acting on their behalf may not institute, or join with any other person in bringing, instituting or joining, insolvency proceedings (whether court based or otherwise) or for the appointment of an examiner, liquidator or analogous person in relation to the Chargor. This Clause 14 shall not prohibit the Security Trustee from appointing a servicer hereunder or preclude the Security Trustee from proving or claiming in an insolvency of the Chargor.

15.    Remedies Cumulative

The provisions of this Deed and the rights and remedies of the parties under this Deed are cumulative and are without prejudice and in addition to any rights or remedies such party may have at law or in equity; no exercise by a party of any one right or remedy under this Deed, or at law or in equity, shall (save to the extent, if any, provided expressly in this Deed, or at law or in equity) operate so as to hinder or prevent the exercise by it of any other such right or remedy. Each and every right and remedy may be exercised from time to time as often and in such order as may be deemed expedient by the Chargee.

16.    Waiver

The rights of each of the parties hereto shall not be prejudiced or restricted by any indulgence or forbearance extended to another party or other parties and no waiver by any party in respect of any breach shall operate as a waiver in respect of any subsequent breach.

17.    Further Assurances

The Chargor shall from time to time execute such further assurances and do such things and afford to the Chargee such assistance as the Chargee may reasonably require for the purpose of vesting in the Chargee or its nominee the full benefit of any assets, rights and benefits to be transferred to the Chargee under this Deed (including, so far as consistent with the terms of this Deed, the benefit of any rights accruing against third parties, whether such rights have or have not accrued or become enforceable at the date of signature hereof) and the registration thereof.

18.    Counterparts

This Deed may be executed in more than one counterpart, each of which shall be deemed to constitute an original.

19.    Costs

The Chargor shall pay all reasonable legal costs and expenses, including stamp duty, incurred by the Chargee in the preparation, execution and enforcement of this Deed.

20.    Variation

This Deed may not be released, discharged, supplemented, amended, varied or modified in any manner except by an instrument in writing signed by a duly authorised officer or representative of each of the parties hereto.

21.    Forbearance

No failure or delay by the Chargee in exercising any right or remedy shall operate as a waiver thereof nor shall any single or partial exercise or waiver of any right or remedy prevent its further exercise or the exercise of any other right or remedy.

22.    Whole Agreement

This Deed (including the documents and instruments referred to herein) supersedes all prior representations, arrangements, understandings and agreements between the parties hereto relating to the subject matter hereof and sets forth the entire complete and exclusive agreement and understanding between the parties hereto relating to the subject matter hereof; no party has relied on any representation, arrangement, understanding or agreement (whether written or oral) not expressly set out or referred to in this Deed.

23.    Severability

If any term or provision in this Deed shall be held to be illegal or unenforceable, in whole or in part, such term or provision or part shall to that extent be deemed not to form part of this Deed and the enforceability of the remainder of this Deed shall not be affected.

24.    Governing Law And Jurisdiction

This Deed shall be governed by and construed in accordance with Irish law and each party agrees to submit to the exclusive jurisdiction of the Courts of Ireland as regards any claim or matter arising under this Deed.

25.    Limitation Of Liability

It is expressly understood and agreed by the parties hereto that (a) this Deed is executed and delivered by Deutsche Bank Trust Company Americas, not individually or personally but solely as the Security Trustee in the exercise of the powers and authority conferred and vested in it, (b) nothing herein contained shall be construed as creating any liability on the Security Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Chargor and by any person claiming by, through or under such parties and (c) under no circumstances shall the Security Trustee be personally liable for the payment of any indebtedness or expenses of or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Chargor under this Deed.

[Remainder of page intentionally left blank]

IN WITNESS whereof this Deed has been duly executed on the date first above written.

SIGNED, SEALED AND DELIVERED

for an on behalf of

BABCOCK & BROWN AIR FUNDING I LIMITED

by its duly appointed attorney in the presence of:

SIGNED for and on behalf of

DEUTSCHE BANK TRUST COMPANY AMERICAS

in the presence of:

FIRST SCHEDULE

From:    Babcock & Brown Air Funding I Limited (the ‘‘Chargor’’)

To:           [        ]

Cc:         Deutsche Bank Trust Company Americas (the ‘‘Security Trustee’’)

[                    ], 2007

Dear Sirs,

We hereby give you notice that by a Deed of Charge (the ‘‘Deed of Charge’’) dated [                ], 2007 as the same may be amended, extended, varied, supplemented or replaced from time to time (a copy of which is attached hereto) a first fixed and floating charge was granted by us to the Security Trustee (which shall include it successors and assigns) over all rights, title and interest in and to all sums of money which may now or in the future be held by us with you in account number [     ] designated Non-Trustee Account at [                            ] (as replaced or reinstated from time to time, whether by current or deposit account) (the ‘‘Account’’), together with all interest from time to time earned thereon and the debts represented by such sums and interest.

Please note that the Security Trustee has been irrevocably appointed by us as our true and lawful attorney to do (inter alia) all acts and things which we could do and to act in relation to the administration or enforcement or attempted enforcement of the Deed of Charge and you are required to follow all instructions that the Security Trustee or (unless you are otherwise notified by the Security Trustee) the Cash Manager may give to you in accordance with the terms of the Deed of Charge. In the event of conflicting instructions, those of the Security Trustee shall prevail.

1.    We hereby irrevocably authorise and instruct you in each case subject to the provisions of paragraph 2:

(a)    to disclose to the Security Trustee without any inquiry by you as to the justification for such disclosure, such information relating to the Account and the sums therein as the Security Trustee may at any time and from time to time, request;

(b)    to hold all sums from time to time standing to the credit of the Account to the order of the Security Trustee;

(c)    to pay or release all or any part of the sums from time to time standing to the credit of the Account in accordance with the written instructions of the Security Trustee or the Cash Manager, as the case may be at any time or times;

(d)    to comply with the terms of the written notice or instructions in any way relating to, or purporting to relate to the Deed of Charge, the sums standing to the credit of the Account from time to time or the debts represented thereby which you receive at any time from the Security Trustee or the Cash Manager, as the case may be, without any reference to or further authority from us and without any enquiry by you as to the justification for or validity of such notice or instructions;

(e)    that all service charges and fees with respect to the Account shall be payable by the Chargor, and deposited checks returned for any reason shall not be charged to such account;

(f)    that the Security Trustee and Deutsche Bank Trust Company Americas, in its capacity as Cash Manager and as the agent of the Security Trustee shall be entitled to exercise any and all rights of the Chargor in respect of the Account in accordance with the terms of the Security Trust Agreement and that you shall comply in all respects with such exercise. For the avoidance of doubt, in the event of any conflicting instructions or exercise of such rights, the instructions of the Security Trustee or the exercise by the Security Trustee of such rights shall prevail.

2.    Instructions:

(a)    prior to the Effective Time (as defined below), we agree that you shall only be obliged to honour all withdrawal, payment, transfer or other fund disposition or other instructions which the Security Trustee or (unless notified by the Security Trustee, the Cash Manager) is entitled to give under your account documentation (collectively, instructions) received from the Security Trustee or (unless notified by the Security Trustee, the Cash Manager) concerning the Account. On and after the Effective Time (and without our consent), you shall only be obliged to honour all instructions received from the Security Trustee (but not those from the Chargor) concerning the Account and we shall have no right or ability to access or withdraw or transfer funds from the Account;

(b)    for the purposes of this notice, the Effective Time shall be the business day on which a notice purporting to be signed by the Security Trustee in substantially the same form as Exhibit A, attached hereto, with a copy of the Deed of Charge attached thereto (a Shifting Control Notice), is actually received by one of your individual employees to whom the notice is required hereunder to be addressed; provided, however, that if any such notice is so received after four (4) p.m., London time, on any business day, the Effective Time shall be the opening of the next business day succeeding the business day on which such receipt occurs; and, provided further, that a business day is any day other than a Saturday, Sunday or other day on which you are authorised or required by law to be closed in London, New York and Paris; and

(c)    notwithstanding the foregoing: (i) all transactions involving or resulting in a transaction involving the Accounts duly commenced by you and/or any affiliate prior to the Effective Time and so consummated or processed thereafter shall be deemed not to constitute a violation of the Deed of Charge; and (ii) you and/or any affiliate may (at its discretion and without any obligation to do so) (x) cease honouring our instructions and/or commence honouring solely the Security Trustee’s instructions concerning the Account at any time or from time to time after it becomes aware that the Security Trustee has sent to it a Shifting Control Notice but prior to the Effective Time therefor (including without limitation halting, reversing or redirecting any transaction referred to in (i) above), or (y) deem a Shifting Control Notice to be received by it for purposes of the foregoing paragraph prior to the specified individual’s actual receipt if otherwise actually received by you (or if such Shifting Control Notice contains minor mistakes or other irregularities but otherwise substantially complies with the form attached hereto as Exhibit A or does not attach an appropriate copy of the Deed of Charge), with no liability whatsoever to us or any other party for doing so.

3.    If the Security Trustee delivers a Shifting Control Notice to you and us in accordance with Clause 2(b) above and until such time as the Security Trustee issues a Shifting Control Notice Withdrawal in respect of the Account, no amount may be withdrawn from the Account except on the instructions of the Security Trustee in accordance with Clause 4 below. Any further deposit to the credit of the Accounts being subject to a Shifting Control Notice shall be subject to the security created pursuant to the Deed of Charge.

4.    If the Security Trustee delivers a Default Notice notified by a Controlling Party under the Indenture (or at any time thereafter), the Security Trustee may serve a Shifting Control Notice on you and us by way of registered post with acknowledgement of receipt. If pursuant to Section 4.02 of the Indenture, the relevant Default Notice has been rescinded and annulled, the Security Trustee as directed by the Controlling Party will notify you and us (a Shifting Control Notice Withdrawal), in substantially the same form as Exhibit B, by way of registered post with acknowledgement of receipt. Upon receipt of such notice by you, the effects of the Shifting Control Notice shall be terminated and the provisions of Clause 2 above will apply again accordingly.

5.    We hereby agree that we shall indemnify, defend and save harmless you and/or your associates and/or affiliates, against any loss, liability or expense (including reasonable fees and disbursements of counsel who may be one of your employees) incurred in connection with the Deed of Charge or the Account (except to the extent due to our wilful misconduct or negligence) or any interpleader proceeding relating thereto or incurred at our direction or instruction. Notwithstanding the above, such indemnity will be the same extent as provided for in your account documentation.

Please note that no amount may be withdrawn from the Account without the Security Trustee’s prior written consent.

Please note that these instructions are not to be revoked or varied without the Security Trustee’s prior written consent.

This letter is governed by Irish Law.

Would you please confirm your agreement to the above by sending the attached acknowledgement to the Chargor at [                            ] (fax: [                    ]) for the attention of the Directors and to the Security Trustee at [60 Wall Street, 26th Floor, MS NYC60-2606, New York, New York 10005-2858 (fax: (212) 797-8606)] for the attention of [Lou Bodi].

Yours faithfully,

By:
        for and on behalf of
        Babcock & Brown Air Funding I Limited

EXHIBIT A

[to be placed on Security Trustee’s letterhead]

SHIFTING CONTROL NOTICE

Date: [                    ], 2007

Re:	Deed of Charge over Bank Account dated as of [ ], 2007 (the ‘‘Deed’’) by and among Babcock & Brown Air Funding I Limited and Deutsche Bank Trust Company Americas

Ladies and Gentlemen:

This constitutes a Shifting Control Notice as referred to in the Deed, a copy of which is attached hereto.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
        Name:
        Title:

EXHIBIT B

SHIFTING CONTROL NOTICE WITHDRAWAL

[                    ], 2007

Re:	Deed of Charge over Bank Account dated as of [ ], 2007 (the ‘‘Deed’’) by and among Babcock & Brown Air Funding I Limited and Deutsche Bank Trust Company Americas

Ladies and Gentlemen:

This constitutes a Shifting Control Notice Withdrawal as referred to in paragraph 4 of the Deed, a copy of which is attached hereto.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
        Name:
        Title:

SECOND SCHEDULE

To:	Deutsche Bank Trust Company Americas 60 Wall Street 26th Floor MS NYC60-2606 New York New York 10005-2858 Attention: [Lou Bodi] Fax: (212) 797-8606

Cc:	Babcock & Brown Air Funding I Limited Fax: [ ]

Dear Sirs,

We confirm receipt from Babcock & Brown Air Funding I Limited (the ‘‘Company’’) of a notice (the ‘‘Notice’’) dated [                ], 2007 of a charge upon the terms of a Deed of Charge dated [                    ], 2007 (the ‘‘Deed of Charge’’) of all the Company’s rights, title and interest in and to all sums of money which may now or in the future be held by the Company by us in our account number [     ] at [                    ] designated [        ] (as replaced or reinstated from time to time whether by current or deposit account) (the ‘‘Account’’).

We confirm that:

(i)    we accept the instructions and authorisations contained in the Notice and we undertake to act in accordance and comply with the terms of that Notice. In particular, we agree that, prior to the Effective Time (as defined in the Notice) we shall only be obliged to honour all withdrawal, payment, transfer and other fund disposition or other instructions which the Security Trustee or (unless notified by the Security Trustee, the Cash Manager) is entitled to give under our account documentation received from the Security Trustee or (unless notified by the Security Trustee, the Cash Manager) concerning the Account;

(ii)    we have not received notice of the interest of any third party in the Account;

(iii)    we have neither claimed nor exercised nor will claim nor exercise any security interest, set-off, counterclaim, right of combination of accounts or other rights in respect of the Account the sums therein or the debts represented thereby and all such rights are hereby irrevocably waived by us; and

(iv)    we shall not permit any amount to be withdrawn from the Account without your prior written consent, save as set out in the terms of the Notice and Deed of Charge.

Yours faithfully,

By:
        For and on behalf of [            ]

Date: [                    ], 2007

EXHIBIT H
SECURITY TRUST AGREEMENT

FORM OF FRENCH SHARE PLEDGE

[Form to be provided by White & Case Paris]

EXHIBIT I
SECURITY TRUST AGREEMENT

FORM OF FRENCH ACCOUNT PLEDGE

[Form to be provided by White & Case Paris]